Exhibit 10.4

EXECUTION VERSION

CONFIDENTIAL

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LICENSE AND COMMERCIALIZATION AGREEMENT

dated as of September 30, 2016

by and between

VIVUS, INC.

and

METUCHEN PHARMACEUTICALS LLC

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		1
ARTICLE 2 LICENSES		11
2.1	License to Licensee	11
2.2	Clarifications Regarding Manufacturing Rights	12
2.3	License to VIVUS	12
2.4	VIVUS Retained Rights	12
2.5	No Other Licenses	13
2.6	Sublicense Agreements	13
2.7	Third Party Agreements	14
2.8	Exclusivity	14
2.9	Covenant Not To Sue	14
2.10	Letter Agreement	14
2.11	Notice Right	14
2.12	Transition Services	15
ARTICLE 3 GOVERNANCE		15
3.1	Joint Steering Committee	15
3.2	Meetings of the JSC	15
3.3	Responsibilities of the JSC	16
3.4	Areas Outside the JSC’s Authority	16
3.5	JSC Decisions	16
3.6	Subcommittees	17
3.7	Alliance Manager	17
ARTICLE 4 DEVELOPMENT AND COMMERCIALIZATION		17
4.1	Development Obligations	17
4.2	Commercialization – General	18
4.3	Commercialization Plan	18
4.4	Commercialization by Licensee	19
4.5	Sales Force	19
4.6	Promotional Materials	20

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4.7	Medical Affairs Activities	20
4.8	Compliance	21
4.9	Re-Sale Price	21
4.10	Commercialization Reports	21
4.11	Cross-Territory Sales	21
ARTICLE 5 REGULATORY		22
5.1	Transfer of Marketing Authorization	22
5.2	Regulatory Materials and Regulatory Approvals	23
5.3	Other Regulatory Obligations	24
5.4	Rights of Reference	25
5.5	Regulatory Actions	25
5.6	PV Agreement	26
ARTICLE 6 MANUFACTURING		26
6.1	Commercial Supply Agreement	26
6.2	Transition of Supply Chain	27
ARTICLE 7 FINANCIALS		27
7.1	License Fee	27
7.2	Royalties under MTPC Agreement	27
7.3	Royalty Payments and Reports	28
7.4	Taxes	28
7.5	Late Payments	29
7.6	Records; Audits	29
7.7	Currency	29
ARTICLE 8 INTELLECTUAL PROPERTY		29
8.1	Ownership of Inventions	29
8.2	Disclosure of Inventions	30
8.3	Prosecution of Patents	30
8.4	Enforcement of Patents	31
8.5	Patent Marking	33
8.6	Trademarks	33

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8.7	Regulatory Data Protection	33
8.8	Infringement of Third Party IP	33
ARTICLE 9 REPRESENTATIONS, WARRANTIES AND COVENANTS		33
9.1	Mutual Representations and Warranties	33
9.2	VIVUS Representations, Warranties and Covenants	34
9.3	Assigned Trademark Representations and Warranties	37
9.4	Licensee Representations and Warranties	37
9.5	Compliance with Law	38
9.6	Representations Regarding Debarment and Compliance	38
9.7	New Generation Compounds	39
9.8	No Other Representations or Warranties	39
ARTICLE 10 Indemnification		39
10.1	Indemnification by VIVUS	39
10.2	Indemnification by Licensee	40
10.3	Indemnification Procedures	40
10.4	Limitation of Liability	41
10.5	Insurance	41
ARTICLE 11 Confidentiality		42
11.1	Confidentiality	42
11.2	Authorized Disclosure	43
11.3	Publicity; Terms of Agreement	44
ARTICLE 12 Term and Termination		45
12.1	Term	45
12.2	Termination For Cause, Convenience, or Generic Entry	45
12.3	Termination for Patent Challenge	46
12.4	Termination Upon Bankruptcy	46
12.5	Effect of Termination of the Agreement	46
12.6	Accrued Liabilities; Other Remedies	48
12.7	Rights in Bankruptcy	48
12.8	Survival	49

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ARTICLE 13 Dispute Resolution		49
13.1	Disputes	49
13.2	Arbitration	49
13.3	Arbitrator	50
13.4	Decision	50
13.5	Award	50
13.6	Costs	50
13.7	Injunctive Relief	51
13.8	Confidentiality	51
13.9	Survivability	51
13.10	Patent and Trademark Disputes; Financing Entity Disputes	51
ARTICLE 14 Miscellaneous		51
14.1	Entire Agreement; Amendment	51
14.2	Force Majeure	52
14.3	Notices	52
14.4	No Strict Construction; Headings; Interpretation	53
14.5	Assignment	54
14.6	Records Retention	55
14.7	Governing Law	55
14.8	Successors and Assigns; No Third Party Beneficiaries	55
14.9	Performance by Affiliates	55
14.10	Further Assurances and Actions	56
14.11	Severability	56
14.12	No Waiver	56
14.13	Independent Contractors	56
14.14	Counterparts	56

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LICENSE AND COMMERCIALIZATION AGREEMENT

THIS LICENSE AND COMMERCIALIZATION AGREEMENT (the “Agreement”) is dated as of the 30th day of September, 2016, by and between VIVUS, INC., a Delaware corporation having its principal offices at 351 E.  Evelyn Ave., Mountain View, CA 94041 (“VIVUS”), and Metuchen Pharmaceuticals LLC, a  limited liability company organized under the laws of Delaware, having a place of business at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016  (“Licensee”).  VIVUS and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, VIVUS has received a license to certain intellectual property rights from Mitsubishi Tanabe Pharma Corporation (as successor in interest to Tanabe Seiyaku Co., Ltd., “MTPC”) relating to a therapeutic drug known as STENDRATM (avanafil);

WHEREAS, VIVUS has obtained all required regulatory approval from the FDA for the right to market and commercialize STENDRA in the United States;

WHEREAS, VIVUS desires to grant to Licensee, and Licensee desires to receive, a license for the commercialization and exploitation of STENDRA in the United States and the rest of the Licensee Territory (as defined below) upon the terms and conditions set forth in this Agreement.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1 DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in this ARTICLE 1.

1.1 “Action Date” means, with respect to a legal action in connection with Product Infringement, the date that is the earlier of (a) *** following notice pursuant to Section 8.4(a) of a Product Infringement and (b) *** before the date after which a legal action would be substantially limited or compromised with respect to the remedies available against the alleged Third Party infringer.

1.2 “Affiliate” means, with respect to a Person, any current or future person, firm, trust, corporation, company, partnership, or other entity or combination thereof that directly or indirectly controls, is controlled by or is under common control with such Person.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means (a) ownership of fifty percent (50%) or more of the voting and equity rights of such person, firm, trust, corporation, company, partnership or other entity or combination thereof, or (b) the power to direct the management of such person, firm, trust, corporation, company, partnership, or other entity or combination thereof.

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1.3 “Alliance Manager” has the meaning set forth in Section 3.7.

1.4 “Applicable Law” means any and all laws, statutes, ordinances, regulations, permits, orders, decrees, judgments, directives, rulings or rules of any kind whatsoever that are promulgated by a federal, state, province, or other Governmental Authority, in each case pertaining to any of the activities contemplated by this Agreement, including any regulations promulgated by any Regulatory Authority in the Licensee Territory, all as amended from time to time.

1.5 “Assigned Trademarks” means the trademark registrations and applications for registration set forth on Exhibit A.
1.6 “Auxilium Agreement” means the License and Commercialization Agreement, dated as of October 10, 2013, by and between VIVUS, Inc. and Auxilium Pharmaceuticals, Inc., as amended from time to time.
1.7 “Business Day” means each day of the week excluding Saturday, Sunday or a day on which banking institutions in New York, New York, USA are closed.
1.8 “Chapter 7 Case” has the meaning set forth in Section 12.4.

1.9 “Claim” means all investigations, claims, suits, actions, cross-complaints, demands, rights, requests, arbitrations, mediations, causes of action, obligations, settlements or orders, whether at law, equity or otherwise, or whether sounding in tort, contract, equity, strict liability or any statutory or common law cause of action of any sort.

1.10 “Commercialization” means the marketing, Promotion, sale, offering for sale, importation and/or distribution of the Product, including activities directed to obtaining Pricing Approval.  “Commercialize” has a correlative meaning.

1.11 “Commercialization and Medical Affairs Plans” shall mean the Commercialization Plan and the Medical Affairs Plan as such are defined in ARTICLE 4.

1.12 “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, the reasonable and good faith efforts normally used by a company in the pharmaceutical industry for a product (regardless of whether the product is owned by the company or the company has obtained rights to such product) having similar commercial potential, stage of development or lifecycle, medical/scientific, technical and regulatory profile, Intellectual Property protection, profitability, market competition, and other relevant factors.

1.13 “Commercial Supply Agreement” shall have the meaning set forth in Section 6.1.
1.14 “Competing Product” means a PDE-5 Inhibitor other than the Product.

1.15 “Compound” means all the compounds which are selective phosphodiesterase type-5 inhibitor, which compounds are contained within a claim of any unexpired VIVUS Patent no matter when filed or in a claim of a pending application for a VIVUS Patent no matter when

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filed which is being prosecuted in good faith by or on behalf of VIVUS, MTPC or its respective  Affiliate, including without limitation the compound coded as T -1790 by MTPC, chemically known as (S)-4-(3-Chloro-4-methoxybenzylamino)-2-(2-hydroxymethylpyrrolidin-1-yl)-N- pyrimidin-2-ylmethyl-5-pyrimidinecarboxyamide and identified by the International Non Proprietary Name avanafil (each, a “Compound” and collectively, the “Compounds”).

1.16 “Confidential Information” means, with respect to a Party (the “disclosing Party”), all confidential and proprietary Information of such disclosing Party that is disclosed to or accessed by the other Party (the “receiving Party”) under this Agreement.

1.17 “Control” means, with respect to any material, Information, or Intellectual Property right, (a) the ownership thereof or the possession or a license or right thereto and (b) the possession by a Party under such material, Information, or Intellectual Property right of the right to grant to the other Party access, a license, or a sublicense (as applicable) to such material, Information, or Intellectual Property right on the terms and conditions set forth herein without violating the terms of any agreement between such Party and any Third Party in existence as of the Effective Date.

1.18 “Debtor” has the meaning set forth in Section 12.7.

1.19 “Detail” or “Detailing” means each separate face-to-face contact by a professional sales representative with a physician or other professional with authority to write prescriptions during which time the promotional message involving the Product is presented and is a topic of discussion and/or a sample of the Product is left with the physician or such other professional.  When used as a verb, “Detail” shall mean to engage in a Detail.

1.20 “Development” means all activities that relate to obtaining, maintaining or expanding Regulatory Approval of the Product.  This includes (a) research, preclinical testing, toxicology, formulation and clinical studies of Product; (b) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain, maintain and/or expand Regulatory Approval of Product; and (c) post-Regulatory Approval product support for Product (including laboratory and clinical efforts directed toward the further understanding of the safety and efficacy of Product).  For clarity, Development includes phase IV clinical trials of Product.  “Develop” and “Developed” have correlative meanings.

1.21 “Effective Date” means October 1, 2016.
1.22 “Equity Investor” shall have the meaning set forth in Section 2.8(a).
1.23 “FDA” means the United States Food and Drug Administration or its successor.
1.24 “FDA Assessment” has the meaning set forth in Section 5.2(b).
1.25 “FDA-Required Studies” has the meaning set forth in Section 4.1(a).
1.26 “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act.

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1.27 “Federal Arbitration Act” has the meaning set forth in Section 13.2.
1.28 “Field” means any therapeutic use in humans.
1.29 “Filing Party” has the meaning set forth in Section 11.3(c).

1.30 “Financing Default” means (a) Licensee’s default under the Financing Documents, or the occurrence of an event of default under the Financing Documents, if such default or event of default gives rise to a right by a  Financing Entity to exercise remedies under the Financing Documents, and (b) any of (i) a consensual resolution of such default or event of default whereby Licensee agrees to assign this Agreement and Licensee’s rights and obligations arising hereunder to a  Financing Entity or a Qualified Assignee (with written notice of such resolution provided jointly by Licensee and such Financing Entity or Qualified Assignee to VIVUS), (ii) the entry of a final, non-appealable order by a court of competent jurisdiction authorizing the sale and/or assignment of this Agreement and Licensee’s rights and obligations arising hereunder to a  Financing Entity or Qualified Assignee, or (iii) the exercise by a Financing Entity of its rights and remedies as a secured creditor in respect of the Debt Facility under the Financing Documents in accordance with applicable law, provided that such Financing Entity provides written notice to VIVUS of such exercise of such rights and remedies.

1.31 “Financing Document” means any loan, security or other agreement or agreements pursuant to which a Financing Entity provides a Debt Facility to Licensee.

1.32 “Financing Entity” means any Person that provides Licensee with debt financing secured by an assignment of Licensee’s contractual rights under this Agreement (including the License granted to Licensee hereunder, Licensee’s rights in and to the Product Marketing Authorization, Licensee’s right to grant sublicenses, and Licensee’s rights to appoint JSC representatives and Alliance Managers) as collateral (a “Debt Facility”) and each successor and assign of such Person’s rights in and to such Debt Facility  (but excluding any such Person and/or such Person’s successors and/or assignees upon the exercise of remedies by such Person pursuant to the related Financing Documents). The Parties acknowledge that (i) Hercules Capital, Inc., as “Agent”, and each of the “Lenders” (as such terms are defined in the Loan and Security Agreement dated as of September 30, 2016, by and between Licensee and Hercules Capital, Inc., as Agent, and the related Loan Documents as defined therein (the “Hercules Loan Agreements”)), are Financing Entities and (ii) the Hercules Loan Agreements are Financing Documents.

1.33 “GAAP” has the meaning set forth in the definition of “Net Sales” in this ARTICLE 1.

1.34 “Generic Product” means, with respect to a Product in a given country of the Licensee Territory, any product sold in such country by a Third Party (other than a sublicensee of Licensee or any other Third Party authorized to sell such product by, or otherwise in the chain of distribution of, Licensee or a Licensee Affiliate or sublicensee) that (a) contains the same active ingredient(s) as the Product, or any base form, salt form, prodrug form, isomer, crystalline polymorph, hydrate or solvate of such active ingredients (but no additional pharmaceutically active

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ingredients beyond what is contained in the Product), and (b) is approved or registered for use in such country pursuant to any drug approval process based on reference to a Regulatory Approval for such Product held by VIVUS, Licensee or any of their respective Affiliates or sublicensees in such country or in another country.

1.35 “Governmental Authority” means any transnational, domestic or foreign federal, provincial, state or local governmental, regulatory or administrative authority (including any Regulatory Authority), department, court, agency or official, including any political subdivision thereof.

1.36 “Hetero Litigation” means the lawsuit filed on July 27, 2016 by VIVUS in the U.S. District Court for the District of New Jersey against Hetero USA, Inc., and Hetero Labs Limited (collectively with Hetero USA, Inc. (“Hetero”).

1.37 “IND” means an Investigational New Drug Application, as defined in the FD&C Act.
1.38 “Indemnified Claim” has the meaning set forth in Section 10.3.
1.39 “Indemnified Party” has the meaning set forth in Section 10.3.
1.40 “Indemnifying Party” has the meaning set forth in Section 10.3.

1.41 “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, procedures, inventions, developments, specifications, formulations, formulae, software, algorithms, marketing reports, expertise, stability, technology, pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, and stability data.

1.42 “Intellectual Property” means (a) United States or foreign issued patents or pending patent applications, and any and all divisionals, continuations, continuations-in-part, reissues, renewals, reexaminations, and extensions thereof, any counterparts claiming priority therefrom, utility models, patents of importation/confirmation, supplementary protection certificates, certificates of invention, national and multinational statutory invention registrations and similar statutory rights (“Patents”); (b) trademarks, service marks, certification marks, logos, trade names, trade dress, including all registrations and applications for registration of, and all goodwill associated with, the foregoing; (c) copyrights and registrations and applications for registration thereof; (d) confidential and proprietary methods, processes, techniques, devices, technology, assays, materials, trade secrets, inventions, ideas, designs, compositions, formulae, know-how, data, specifications, technical information, instructions, and other similar types of confidential and proprietary documentation, materials and information; and (e) any similar intellectual property or proprietary rights.

1.43 “JAMS Rules” has the meaning set forth in Section 13.2.

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1.44 “Joint Invention” has the meaning set forth in Section 8.1.
1.45 “Joint Patent” has the meaning set forth in Section 8.3(b).
1.46 “JSC” has the meaning set forth in Section 3.1.

1.47 “Knowledge of Licensee” or any similar phrase means, with respect to any fact or matter, the actual knowledge of Greg Ford, Keith Lavan and Keith Rotenberg, after reasonable consultation with their direct reports.

1.48 “Knowledge of VIVUS” or any similar phrase means, with respect to any fact or matter, the actual knowledge of Seth H.Z. Fischer (Chief Executive Officer), John L. Slebir (Senior Vice President Business Development and General Counsel), Mark K. Oki (Chief Financial Officer and Chief Accounting Officer), Santosh T. Varghese (Chief Medical Officer), Ted Broman (Vice President, Chemistry, Manufacturing and Control), Deborah Larsen (Vice President, Marketing) and Sandra E. Wells (Vice President, Patents and Assistant General Counsel), after reasonable consultation with their direct reports.

1.49 “Licensed Party” means a Party in its capacity as licensee under the applicable licenses set forth in ARTICLE 2.
1.50 “Licensee Indemnitees” has the meaning set forth in Section 10.1.

1.51 “Licensee Know-How” means all Information (excluding any Patents) (a) that is Controlled by Licensee or its Affiliates as of the Effective Date or during the Term and (b) is reasonably necessary or useful for the research, Development, manufacture, use, importation, sale, or Commercialization of the Product in the Licensee Territory.  For clarity, the Licensee Know-How does not include the VIVUS Know-How licensed to Licensee hereunder.

1.52 “Licensee Patents” means all Patents (a) that are Controlled by Licensee or its Affiliates as of the Effective Date or during the Term and (b) that disclose or claim any Product or the manufacture, use, importation, or sale thereof.  For clarity, the Licensee Patents do not include the VIVUS Patents licensed to Licensee hereunder.

1.53 “Licensee Technology” means the Licensee Patents and Licensee Know-How.

1.54 “Licensee Territory” means the United States of America and its territories and possessions, including Puerto Rico and U.S. military bases abroad (collectively, the “United States”), Canada, South America and India.

1.55 “Licensee Trademarks” has the meaning set forth in Section 8.6.
1.56 “Licensing Party” means a Party in its capacity as licensor under the applicable licenses set forth in ARTICLE 2.

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1.57 “Losses” means (a) all damages, judgments, or settlements payable to Third Parties; and (b) all legal expenses (including reasonable attorneys’ fees and disbursements, reasonable expert and witness fees, reasonable fees and costs associated with any investigations, court costs and appeal bonds).

1.58 “Manufacturing and Supply Agreement” means that certain Manufacturing and Supply Agreement, dated as of September 1, 2013 by and between VIVUS and Sanofi Winthrope Industrie, as amended, including, for purposes of this definition, all agreements with Sanofi Winthrope Industrie or any of its Affiliates in support of the activities contemplated by such agreement.

1.59 “Manufacturing Territory” means all the countries in the world excluding Democratic People’s Republic of Korea (North Korea), Republic of Korea (South Korea), Singapore, Malaysia, Thailand, Vietnam, and the Philippines.

1.60 “MTPC” means Mitsubishi Tanabe Pharma Corporation.

1.61 “MTPC Agreement” means that certain Agreement between VIVUS and MTPC (as successor in interest to Tanabe Seiyaku Co., Ltd.), effective as of December 28, 2000, as amended pursuant to the Amendment No. 1 to Agreement dated as of January 9, 2004, the Second Amendment to Agreement dated as of August 1, 2012, the Third Amendment to Agreement dated as of February 21, 2013, and the Fourth Amendment to Agreement, dated as of July 1, 2013, and as otherwise amended from time to time.

1.62 “MTPC Agreement Net Sales” means “Net Sales,” as defined in the MTPC Agreement, but only to the extent that they relate to the Licensee Territory.
1.63 “MTPC Milestone” has the meaning set forth in Exhibit C.
1.64 “MTPC Royalty Period” means the “Royalty Period,” as defined in the MTPC Agreement.
1.65 “NDA” means a New Drug Application, as defined in the FD&C Act.

1.66 “Net Sales” for purposes of this Agreement means the amount invoiced or otherwise billed by Licensee or its Affiliates or sublicensees (“Selling Party”) for sales of a Product to a Third Party purchaser, less the following (collectively, “Net Sales Deductions”):

(a) discounts actually given on Product, including cash, trade and quantity discounts, price reduction or incentive programs (including sales coupons and co-payment programs), retroactive price adjustments with respect to sales of such Product, and charge-back payments;

(b) credits, refunds, returns or allowances actually allowed, paid, received or given, including credits, allowances, discounts and rebates to, and chargebacks from the account

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of customers for nonconforming, damaged, rejected, out-dated and returned, withdrawn or recalled Product or on account of retroactive price reductions affecting the Product;

(c) rebates, reimbursements, administrative fees or similar allowances actually granted to managed health care organizations or to federal, state and local governments in the Licensee Territory or any other organization that utilizes any governmental discount program with respect to the Product;

(d) inventory management agreement (IMA) fees, wholesaler fees, and specialty pharmacy charges, in each case, to the extent specifically attributable to the applicable Product;
(e) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Product, to the extent billed as a separate line item by the Selling Party to the Third Party purchaser;

(f) taxes, duties or other governmental charges imposed on the sale of Product and actually paid by the Selling Party (as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the Selling Party), to the extent billed as a separate line item by the Selling Party to the Third Party purchaser;

provided that all of the foregoing deductions shall be calculated in accordance with then-current generally accepted accounting principles in the Unites States, consistently applied during the applicable calculation period throughout the Selling Party’s organization (“GAAP”).  To the extent that Net Sales Deductions are based on estimates, such estimates will be adjusted to actual on a periodic basis.

A sale of a Product is deemed to occur in accordance with GAAP.

For sake of clarity and avoidance of doubt, the transfer of Product by a Selling Party or one of its Affiliates to another Affiliate of such Selling Party or to a sublicensee of such Selling Party for resale shall not be considered a sale; in such cases, Net Sales shall be determined based on the amount invoiced or otherwise billed by such Affiliate or sublicensee to an independent Third Party, less the Net Sales Deductions allowed under this Section.

1.67 “Net Sales Deductions” has the meaning set forth in the definition of “Net Sales” in this ARTICLE 1.
1.68 “Orange Book” means the FDA publication entitled “Approved Drug Products with Therapeutic Equivalence Evaluations” or any replacement thereof established or approved by the FDA.
1.69 “PDE-5 Inhibitor” means any product that operates as a phosphodiesterase type‑5 inhibitor.
1.70 “Permitted Assignment” has the meaning set forth in Section 14.5.

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1.71 “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government, or any agency or political subdivisions thereof.

1.72 “Pricing Approval” means the approval, agreement, determination, or governmental decision establishing the price or level of reimbursement for the Product, as required in a given jurisdiction.

1.73 “Product” means pharmaceutical compositions containing the Compound, including but not limited to that drug product known as STENDRATM, in the form, formulation, and dosage strength(s) as defined in the NDA approved by the FDA as of the Effective Date and any other improvements, line extensions, delivery mechanisms, dosage strengths, formulations, or forms as may be approved in the future by the FDA, Health Canada or any other relevant Regulatory Authority in the Licensee Territory that, in each case, contain a Compound.

1.74 “Product Infringement” has the meaning set forth in Section 8.4(a).

1.75 “Product Launch” means, on a country-by-country basis, the first commercial sale of the Product in a country by Licensee or its Affiliate or sublicensee after the Effective Date to an unrelated Third Party in a bona fide arms-length transaction for use, consumption, or commercial distribution in the Field in the Licensee Territory, excluding any transfer of Product for research, test marketing, clinical trial purposes, compassionate use, or named patient arrangements.

1.76 “Product Marketing Authorization” has the meaning set forth in Section 5.1(a).

1.77 “Promotion” means those activities, including advertising, Detailing, and distributing samples of a product, normally undertaken by a pharmaceutical company that are aimed at legally marketing and promoting, and encouraging the appropriate use of, a particular prescription pharmaceutical product.  “Promote” and “Promotional” have correlative meanings.

1.78 “Promotional Materials” means all training materials and all written, printed, graphic, electronic, audio or video matter, including journal advertisements, sales visual aids, leave items, formulary binders, reprints, direct mail, direct-to-consumer (“DTC”) advertising, Internet postings and broadcast advertisements, in each case created by Licensee or its Affiliates or on its behalf, and used or intended for use in connection with any Promotion of the Product in the Licensee Territory under this Agreement.

1.79 “Prosecuting Party” has the meaning set forth in Section 8.3(b).
1.80 “PV Agreement” has the meaning set forth in Section 5.6.

1.81 “Qualified Assignee” means a Person (a) operating in the pharmaceuticals industry that has the financial resources, technological and regulatory expertise, and operational capabilities reasonably required to perform all of Licensee’s obligations under this Agreement, and (b) for which the Licensee (or a Financing Entity or such Person) has, at least five (5) Business Days prior

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to any transfer or assignment of this Agreement in accordance with the terms hereof, provided VIVUS with such information reasonably necessary to determine such Person’s resources, expertise, and capabilities to perform under this Agreement.

1.82 “Quality Agreement” has the meaning set forth in Section 6.1.

1.83 “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of the Product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which shall exclude any Pricing Approval.

1.84 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required in such country or regulatory jurisdiction, Pricing Approval, including FDA in the case of the Licensee Territory.

1.85 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, and/or other filings made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, use, import, sell, offer to sell, register, market, manufacture, or otherwise Commercialize the Product in the Field for the Licensee Territory, along with any documents related to Regulatory Approval and Pricing Approvals issued by a Regulatory Authority for the Licensee Territory.  Regulatory Materials include, but are not limited to, INDs, NDAs, post-marketing reports submitted to a Regulatory Authority such as those described in 21 CFR 314.81, supplemental applications, and all correspondence to or from a Regulatory Authority which reference an IND or NDA.

1.86  “Sales Force” means Licensee’s sales personnel Detailing the Product in the Licensee Territory including employees of, and contract sales organizations engaged by, Licensee who are qualified to do so pursuant to the terms and conditions of this Agreement.

1.87 “SEC” means the United States Securities and Exchange Commission or any successor.
1.88 “Selling Party” has the meaning set forth in the definition of “Net Sales” in this ARTICLE 1.
1.89 “Sole Inventions” has the meaning set forth in Section 8.1.
1.90 “SOPS” has the meaning set forth in Section 5.5(c).
1.91 “Supply Chain Transfer” has the meaning set forth in Section 6.2.
1.92 “Supply Chain Transfer Plan” has the meaning set forth in Section 6.2.
1.93 “Taxes” has the meaning set forth in Section 7.4.

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1.94 “Term” has the meaning set forth in Section 12.1.
1.95 “Territory” means the VIVUS Territory and the Licensee Territory, respectively.
1.96 “Third Party” means any legal person, entity or organization other than VIVUS, Licensee or an Affiliate of either Party, including any Governmental Authority.
1.97 “Trademark Royalty Payments” has the meaning set forth in Exhibit C.
1.98 “Transition Services Agreement” means the Transition Services Agreement, dated as of September 30th, 2016, by and between VIVUS, Inc. and Auxilium Pharmaceuticals, Inc.
1.99 “United States Bankruptcy Code” has the meaning described in Section 12.4.
1.100 “VIVUS Indemnitees” has the meaning set forth in Section 10.2.

1.101 “VIVUS Know-How” means all Information (excluding any Patents) that (a) is Controlled as of the Effective Date or during the Term by VIVUS or its Affiliates and (b) relates to any Product in the Field or the research, development, manufacture, use or sale of the Product in the Field in the Licensee Territory.

1.102 “VIVUS Patents” means the patents which are set forth in Exhibit G, and any other valid U.S. and foreign patents relating thereto, including without limitation, all substitutions, reissues, renewals, reexaminations, patents of addition, extensions, registrations,  confirmations, and all pending patent applications, (including provisional applications, continuations, divisionals and continuation-in-part), which are owned or controlled by VIVUS, MTPC or their respective affiliates as of the Effective Date or during the term of this Agreement. The “VIVUS Patents” shall also include but not be limited to patents directed to new uses of the compounds claimed within the VIVUS Patents in the FIELD, and patents directed to manufacturing and formulation of the compounds claimed within the VIVUS Patents in the field unless otherwise set forth herein, which are owned or controlled by VIVUS, MTPC or their respective affiliates as of the Effective Date or during the term of this Agreement.

1.103 “VIVUS Technology” means the VIVUS Patents and VIVUS Know-How.
1.104 “VIVUS Territory” means the entire world other than the Licensee Territory.
ARTICLE 2 LICENSES

2.1 License to Licensee.  Subject to the terms and conditions of this Agreement, VIVUS hereby grants to Licensee an exclusive (even as to VIVUS), royalty-bearing (subject in all respects to Section 7.2), sublicensable (subject to ARTICLE 6) license under the VIVUS Technology, (i) to use, distribute, import, Promote, market, sell, offer for sale, and otherwise Commercialize Products in the Field in the Licensee Territory; (ii) make and have made Products

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in the Manufacturing Territory, where such Product is solely for use or sale in the Field in the Licensee Territory (subject to Section 2.2), and (iii) to conduct certain Development activities on the Product in the Field pursuant to ARTICLE 4 solely in support of Regulatory Approval in the Licensee Territory (collectively, the “License”).

2.2 Clarifications Regarding Manufacturing Rights. The rights granted to Licensee to make and have made Product under Section 2.1 shall be subject to the following clarifications and/or limitations:

(a) As of the Effective Date and until the completion of the Supply Chain Transfer, Licensee is not being granted any right to manufacture the Compound or bulk tablets of the Product, and instead Licensee’s rights to make or have made Product shall be limited to the filling, packaging, and labeling of bulk tablets of Product supplied under the Commercial Supply Agreement, along with the limited manufacturing rights granted to Licensee in the Commercial Supply Agreement (which are solely intended to address failure to supply situations).

(b) In the event of a Supply Chain Transfer pursuant to Section 6.2,  Licensee’s rights to make or have made Product shall be subject to any exclusive manufacturing rights granted to the Third Party manufacturers in the supply chain (which exclusive manufacturing rights shall be disclosed by VIVUS to Licensee, from time to time, until the completion of the Supply Chain Transfer pursuant to Section 6.2), in any event in accordance with and subject to the terms of the Supply Agreement.

(c) As between the Parties, VIVUS retains the sole right to make and have made Product anywhere in the world, where such Product is for use or sale solely outside the Licensee Territory, including the right to license Third Parties to do the same.

2.3 License to VIVUS.  Subject to the terms and conditions of this Agreement, Licensee hereby grants to VIVUS a non-exclusive, royalty-free, sublicensable (subject to ARTICLE 6) license under the Licensee Technology, but solely to the extent necessary to fulfill its obligations under this Agreement, including its manufacturing and supply obligations under ARTICLE 6;   conduct research, Development and manufacturing activities in the Licensee Territory solely in support of the Regulatory Approval of the Product in the VIVUS Territory provided that any such activities in the Licensee Territory do not have, and are not reasonably expected to have, an adverse impact on the Commercialization of the Product in the Field in the Licensee Territory; use, distribute, import, promote, market, sell, offer for sale, and otherwise Commercialize Products solely in the VIVUS Territory; and make and have made the Product anywhere in the world for use or sale solely in the VIVUS Territory (the “VIVUS License”).

2.4 VIVUS Retained Rights.  Notwithstanding the rights granted to Licensee under the License, VIVUS shall retain its rights under the VIVUS Technology within the Field in the Licensee Territory, but solely to the extent necessary to (a) fulfill its obligations under this Agreement, including its manufacturing and supply obligations under ARTICLE 6 and (b) conduct research, Development, and manufacturing activities in the Licensee Territory solely in support of

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the Regulatory Approval, Pricing Approval, or Commercialization of the Product in the VIVUS Territory (including the right to grant licenses to Affiliates or Third Parties with respect to such activities); provided that any such activities in the Licensee Territory do not have, and are not reasonably expected to have, an adverse impact on the Commercialization of the Product in the Field in the Licensee Territory.  VIVUS retains all rights to the VIVUS Technology outside the Field.

2.5 No Other Licenses.  Neither Party grants to the other Party any rights, licenses or covenants in or to any Intellectual Property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement.

2.6 Sublicense Agreements.

(a) Sublicensing by Licensee.   Licensee acknowledges that the License includes sublicenses under the rights licensed to VIVUS under the MTPC Agreement and that VIVUS is required to notify and consult with MTPC with respect to the selection of sublicensees.  Consequently, the License may only be further sublicensed on condition that (i) Licensee shall have used Commercially Reasonable Efforts to promptly notify, consult with, provide all reasonably requested information and cooperate with VIVUS in good faith prior to any such sublicensing in connection with the ongoing obligation of VIVUS to notify and consult with MTPC in respect of the selection of sublicensees, (ii) provide VIVUS reasonable opportunity to so notify and consult with MTPC in respect of the selection of sublicensees, (iii) each sublicensee agrees, in writing, to use Commercially Reasonable Efforts to maximize the sale of Products, and (iv) each sublicensee agrees, in writing, to be bound by the same obligations as Licensee under this Agreement (including Section 2.8(a)); provided, further, however, that notwithstanding anything to the contrary herein or otherwise, Licensee may sublicense the License to *** at any time, subject to clauses (iii) and (iv) above.  At Licensee’s request, VIVUS shall use Commercially Reasonable Efforts to obtain any consents or approvals from MTPC that are required for Licensee to grant such a sublicense, it being understood that, so long as VIVUS uses such Commercially Reasonable Efforts, VIVUS shall not be responsible for any denials or delays resulting from MTPC’s action or inaction.  Any agreement granting a sublicense under the License shall be consistent with the terms of this Agreement and shall include confidentiality and non-use obligations no less stringent than those set forth in ARTICLE 11.   Notwithstanding any sublicenses granted by Licensee hereunder, Licensee shall remain responsible for and guarantee the performance of its obligations under this Agreement.

(b) Sublicensing by VIVUS.   The portion of the VIVUS License in Section 2.3(a) may be sublicensed by VIVUS to VIVUS’ Affiliates or to any of VIVUS’ subcontractors or manufacturers existing on the Effective Date or any other Third Party approved by the JSC (or VIVUS in the absence of a JSC).   The portion of the VIVUS License in Sections 2.3(b),  2.3(c), or 2.3(d) may be freely sublicensed by VIVUS through multiple tiers.  Any agreement granting a sublicense under the VIVUS License shall be consistent with the terms of this Agreement and shall include confidentiality and non-use obligations no less stringent than those set forth in ARTICLE 11.   Notwithstanding any sublicenses granted by VIVUS hereunder,

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VIVUS shall remain responsible for and guarantee the performance of its obligations under this Agreement.

2.7 Third Party Agreements.  Licensee shall be solely responsible for obtaining, at its sole expense, any agreements with Third Parties required in order to lawfully perform its Commercialization responsibilities under this Agreement, other than manufacturing and other related responsibilities that are subject to the Commercial Supply Agreement.

2.8 Exclusivity.

(a) Licensee hereby covenants that for a period of *** from the Effective Date, neither it nor its Affiliates will, directly or indirectly (including via a license to a Third Party), develop, commercialize or in-license any Competing Product in the Licensee Territory;  provided, that such covenant shall not apply to any entity that is (i) an Affiliate by virtue of its equity investment in Licensee (an “Equity Investor”) or any Affiliate of such Equity Investor which is not otherwise an Affiliate of Licensee, and (ii) does not control the management of Licensee.  For the avoidance of doubt, neither an individual non-executive member of the board of directors of Licensee, nor any entity affiliated with such individual shall, be deemed an Affiliate of Licensee for purposes of this Section 2.8(a) solely by virtue of such individual’s membership on the board of directors of Licensee.   VIVUS hereby covenants that for a period of *** from the Effective Date, neither it nor its Affiliates will, directly or indirectly (including via a license to a Third Party), develop, commercialize, or in-license any Competing Product in the Licensee Territory.

(b) In the event that, during the Term, either Party or any of such Party’s Affiliates experiences a *** that results in a Third Party either (i) *** or (ii) ***  (***), and ***, immediately prior to such ***,  ***, then the *** shall not be prohibited from ***, provided that the ***.

2.9 Covenant Not To Sue.  VIVUS hereby grants to Licensee a covenant not to sue on any VIVUS Technology on account of (i) the Development, manufacture, or Commercialization of the Product in the Field in the Licensee Territory by or on behalf of Licensee, its Affiliates or sublicensees and (ii) the manufacture of the Product in the Manufacturing Territory for purposes of the activities described in the foregoing sub-clause (i), during the Term.

2.10 Letter Agreement.  A letter, signed by ***, addressing *** is attached hereto as Exhibit E to this Agreement (the “Letter Agreement”).  No further consent of VIVUS shall be required for Licensee to receive the benefit of the Letter Agreement, and Licensee shall have the right to *** as a consequence of *** in the Letter Agreement being ***.

2.11 Notice Right.  VIVUS shall provide Licensee with prompt written notice of any breach or alleged breach, including without limitation any notice of such breach or alleged breach provided by MTPC or its successor under the MTPC Agreement, of the MTPC Agreement, or by any Third Party manufacturer under any manufacturing agreement between such Third Party manufacturer and VIVUS, and shall provide Licensee with copies of any documentation and correspondence between MPTC or such Third Party manufacturer and VIVUS regarding such

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breach including written summaries of any oral discussions.  In the event that VIVUS is in breach of the MTPC Agreement or such manufacturing agreement, it shall promptly provide to Licensee a written plan of action to remedy or cure such breach and shall keep Licensee promptly informed of its progress or any changes to such plan of action.  VIVUS may condition disclosure of attorney-client privileged information or attorney work product on the Parties’ execution of a joint defense agreement, common interest agreement, or similar agreement intended to preserve attorney-client and attorney work product privileges under Applicable Law, in a form reasonably acceptable to VIVUS.

2.12 Transition Services.  Subject to the terms and conditions of this Agreement (including Section 12.5(e)), VIVUS hereby sells, assigns, conveys, transfers and delivers to Licensee, and Licensee hereby receives, acquires and accepts from VIVUS with effect as of the Effective Date, all of VIVUS’ right, title and interest in, to and under the Transition Services Agreement, and shall assume, and shall timely perform, pay and discharge in accordance with the terms of the Transition Services Agreement all of VIVUS’ liabilities and obligations thereunder.  Between the execution of the Transition Services Agreement and the assignment of the Transition Services Agreement to Licensee pursuant to this Section 2.12, VIVUS will not agree to any amendment, waiver of rights, or modification of the Transition Services Agreement that has, or would reasonably be expected to have, any material negative effect or material adverse impact on the Licensee, without the prior written consent of Licensee.  If the assignment of the Transition Services Agreement to Licensee pursuant to this Section 2.12 occurs after the execution date thereof, VIVUS shall use Commercially Reasonable Efforts to assist and cooperate with Licensee in connection with such assignment (including providing Licensee with the benefit of all transitional services received by VIVUS from the date of execution of the Transition Services Agreement through the Effective Date).

ARTICLE 3 GOVERNANCE

3.1 Joint Steering Committee.  Within *** after the Effective Date, VIVUS and Licensee shall form a Joint Steering Committee (“JSC”) consisting of *** representatives from VIVUS and *** representatives from Licensee.  Each Party may replace any of its JSC representatives at any time upon prior written notice to the other Party.

3.2 Meetings of the JSC.  The JSC shall meet at least once every ***, unless a particular meeting is waived by mutual consent.  In addition, each Party shall have the right to call a meeting of the JSC on reasonable written notice to the other Party.  Subject to the foregoing, the JSC shall meet on such dates and at such times as agreed by the JSC and shall meet via teleconference or videoconference or, if mutually agreed by the Parties, at a location determined by the JSC.  Upon prior written notice to, and approval of, the JSC, each Party may permit visitors to attend meetings of the JSC, provided that any approved visitor shall be subject to confidentiality and non-use obligations no less stringent than the terms of ARTICLE 11.  Each Party shall be responsible for its own expenses for participating in the JSC.  Meetings of the JSC shall be effective only if at least (1) representative of each Party is present or participating, subject to the following sentence.  The Parties acknowledge and agree that VIVUS shall have the right to opt out of its

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participation in the JSC, which shall only be effective if done in writing with specific reference to this subsection, at any time, in which case Licensee shall have the right to make the decisions and take the actions previously reserved to the JSC, and shall keep VIVUS reasonably informed of its plans and activities on at least a semi-annual basis.

3.3 Responsibilities of the JSC. The JSC shall have the responsibility and authority to:
(a) review and comment on any Development being conducted by either Party;
(b) provide a forum for discussing any development relating to the Product being conducted by VIVUS (or its sublicensees) outside the Licensee Territory;
(c) review and comment on marketing and sales activities being carried out by Licensee in the Licensee Territory, including review of the Commercialization and Medical Affairs Plans;
(d) provide a forum for discussing marketing and sales activities being conducted by VIVUS (or its sublicensees) outside the Licensee Territory;

(e) review and discuss any manufacturing or supply issues that may arise (including any issues relating to a potential Supply Disruption (as defined in the Commercial Supply Agreement), pursuant to Section 2.8 of the Commercial Supply Agreement);

(f) Establish subcommittees pursuant to Section 3.6 on an as-needed basis, oversee the activities of all subcommittees so established, and address disputes or disagreements arising in all such subcommittees; and

(g) Perform such other functions as the Parties may agree in writing.

3.4 Areas Outside the JSC’s Authority.  The JSC shall not have any authority other than that expressly set forth in Section 3.3 and, specifically, shall have no authority to (a) amend or interpret this Agreement, or (b) determine whether or not a breach of this Agreement has occurred.

3.5 JSC Decisions.

(a) Consensus; Good Faith; Action Without Meeting.   The JSC shall decide all matters by consensus, with each Party having one (1) collective vote.  The members of the JSC shall act in good faith to cooperate with one another and to reach agreement with respect to issues to be decided by the JSC.  Action that may be taken at a meeting of the JSC also may be taken without a meeting if a written consent setting forth the action so taken is signed by one (1) duly authorized representative of each Party.

(b) Failure to Reach Consensus. In the event that the members of the JSC cannot come to consensus within *** with respect to any matter over which the JSC has authority

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and responsibility as set forth in Section 3.3, the JSC shall submit the respective positions of the Parties with respect to such matter for discussion in good faith to the respective chief executive officers of VIVUS and Licensee for resolution.  If such chief executive officers are not able to mutually agree upon the resolution to such matter within *** after submission to them, then, subject to the limitations of Section 3.4, (a) the chief executive officer of VIVUS shall have the right to decide matters relating to a regulatory issue prior to transfer of the Product Marketing Authorization to Licensee, except that in no event can the chief executive officer of VIVUS unilaterally decide such matter in a manner that (i) creates or would reasonably be expected to create ***; (ii) *** or would reasonably be expected to ***; (iii) impedes or may impede in any way the supply of Product to Licensee, or (iv) is contrary to the terms of this Agreement or any other written agreement between the Parties; and (b) to the extent such matter relates to a Development or Commercialization issue, or relates to a regulatory issue (after transfer of the Product Marketing Authorization to Licensee), the chief executive officer of Licensee shall have the right to decide such matter, except that in no event can the chief executive officer of Licensee unilaterally decide such matter in a manner that (i) creates or would reasonably be expected to create ***; (ii) *** or would reasonably be expected to ***, or (iii) is contrary to the terms of this Agreement or any other written agreement between the Parties.

3.6 Subcommittees.  The JSC shall have the right to establish one (1) or more subcommittees and to delegate certain of its powers and responsibilities thereto.  Subcommittees established by the JSC shall operate under the same rules as the JSC, except that any disputes that cannot be resolved by a subcommittee in a reasonable time period shall be submitted to the JSC for resolution in accordance with Section 3.5.

3.7 Alliance Manager.  Each Party shall appoint one (1) employee representative who possesses a general understanding of regulatory, manufacturing, and marketing issues to act as its respective alliance manager for this relationship (“Alliance Manager”).  The Alliance Manager shall be one of the *** representatives on the JSC for each Party.

ARTICLE 4 DEVELOPMENT AND COMMERCIALIZATION
4.1 Development Obligations.

(a) Post-Approval Studies.   Licensee shall be responsible for conducting any post-Regulatory Approval studies of Product (i) that are required by the FDA in the Licensee Territory (“FDA-Required Studies”) or (ii) that Licensee determines to conduct with respect to the Product in the Field in the Licensee Territory.  Any and all such post-Regulatory Approval studies shall be conducted by Licensee as its sole expense.  Licensee shall not be under any obligation to conduct any such additional post-Regulatory Approval studies of Product (other than the FDA-Required Studies).

(b) Use of Data.   Each Party shall have the right, without any additional payment, to use any clinical or non-clinical data developed by or on behalf of the other Party or its Affiliates relating to the Product solely (i) to support the Regulatory Approval of Products in its

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territory (i.e., the Licensee Territory for Licensee and the VIVUS Territory for VIVUS) and (iii) for Promotional, marketing, and medical education purposes in support of the Commercialization of the Product in its territory.  The rights set forth in this section may be sublicensed by each Party to any Third Party collaborator or licensee in such Party’s territory (or a portion thereof) who also holds Development or Commercialization rights to the Product in the Party’s respective Territory.

(c) Other Development.  As between the Parties, Licensee shall have the sole right to conduct any further Development work (including clinical trials) on the Product in the Field in the Licensee Territory, at its sole discretion.  Licensee shall be responsible for all of its costs in connection with any further Development activities that it conducts, unless otherwise mutually agreed in writing by the Parties.

4.2 Commercialization – General.  Subject to the terms of this Agreement, Licensee shall have sole responsibility and decision-making authority for Commercialization activities for the Licensee Territory.  Licensee shall be solely responsible for all costs and expenses associated with such Commercialization activities.  The Commercialization activities shall comply in all material respects with Applicable Law.

4.3 Commercialization Plan.

(a) Without limiting the generality of Licensee’s sole responsibility and decision-making authority for Commercializing the Product in the Field in the Licensee Territory as set forth in Section 4.2,  Licensee will use its Commercially Reasonable Efforts to carry out the Commercialization of the Product in accordance with a written Commercialization Plan, as such may be amended or revised by Licensee from time to time, that describes the anticipated Commercialization activities to be performed with respect to Product in the Licensee Territory by Licensee or on its behalf by permitted Third Parties (the “Commercialization Plan”).  Each Commercialization Plan shall address, in reasonable detail, to the extent applicable, ***.

(b) Within *** of the Effective Date, Licensee shall deliver to VIVUS a Commercialization Plan covering activities to be conducted in preparation of any Product Launch in the Licensee Territory on a country-by-country basis and during the first full calendar year following such Product Launch.

(c) Licensee shall thereafter update the Commercialization Plan (together with the Medical Affairs Plan described in Section 4.7) on an annual basis as follows: Licensee shall provide the JSC (or VIVUS in the absence of a JSC) with preliminary drafts of the Commercialization Plan and Medical Affairs Plan no later than *** of each year for the JSC’s (or VIVUS’ in the absence of a JSC) review and comment and Licensee shall provide the JSC (or VIVUS in the absence of a JSC) with the final Commercialization Plan and Medical Affairs Plan no later than *** of the year immediately following such year.  In preparing the updated versions of the Commercialization Plan and Medical Affairs Plan, Licensee shall ***.   Licensee agrees to give due consideration to the input provided by the JSC (or VIVUS in the absence of a JSC) but Licensee at all times will retain responsibility and decision-making authority for the Commercialization of the Product in the Field in the Licensee Territory.  Licensee may, at its

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election, update the Commercialization Plan and Medical Affairs Plan between annual updates by following this same procedure.
(d) Each Party shall use Commercially Reasonable Efforts in performing its obligations under this Section 4.3 concerning (as applicable) the Commercialization Plan and Medical Affairs Plan.
(e) In the event of any inconsistency between, on the one hand, the Commercialization Plan or Medical Affairs Plan and, on the other hand, this Agreement, the terms of this Agreement shall prevail.
4.4 Commercialization by Licensee.

(a) Licensee, itself or through its Affiliates or sublicensees, shall use Commercially Reasonable Efforts to Commercialize the Product in the Field in each country of the Licensee Territory.  Without limiting the generality of the foregoing, on a country-by-country basis, Licensee shall commence a Product Launch in each country (except for the United States) of the Licensee Territory no later than the date that is *** following Licensee’s receipt of Regulatory Approval in such country.

(b) Licensee shall commence a Product Launch in the United States in accordance with the quantities set forth on Schedule 4.4(b) within *** of the Effective Date.  In the event that Licensee, due solely to reasons outside of its reasonable control, is unable to commence a Product Launch in the United States on or before such date,  due to VIVUS, or any supplier or subcontractor of VIVUS, failing to ship to Licensee Product for sale reasonably in advance of such date, and ***, then, in addition to any other rights or remedies of Licensee under this Agreement, Licensee shall have the right to terminate this Agreement and promptly receive a return of the license fee paid by Licensee under Section 7.1.   If VIVUS has complied with the terms of the above and in the event Licensee fails to commence a Product Launch in the United States within *** of the Effective Date and as a result of the failure to launch, ***, VIVUS shall, in addition to any other rights or remedies of VIVUS under this Agreement, have the right to retain the license fee paid by Licensee under Section 7.1, and VIVUS shall have no liability to Licensee as a result of ***.

4.5 Sales Force.

(a) General.   Licensee shall at all times during the Term maintain a Sales Force containing a reasonable number of sales representatives in order to meet Licensee’s obligations under Section 4.4 with respect to the Licensee Territory.   The Sales Force may consist of employees of Licensee or a contract sales force (or a combination thereof); provided that Licensee shall remain responsible for the management, supervision, and performance of such contract sales force.

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(b) Qualifications.   Unless otherwise agreed by the Parties, Licensee shall subject the members of its Sales Force to substantially the same minimum qualifications that it applies to its sales forces for its other products in the Licensee Territory.

(c) Compensation.   Licensee shall be solely responsible for all costs and expenses of recruiting, hiring, maintaining and compensating its Sales Force, including salaries, benefits and incentive compensation.

4.6 Promotional Materials.

(a) Licensee shall be responsible, at its expense, for preparing and producing the then current Promotional Materials.  Up to two (2) times per year Licensee shall make its core Promotional Materials available to the JSC (or VIVUS in the absence of a JSC) for its review.  The Promotional Materials used by Licensee or its Affiliates or sublicensees in a particular market in the Licensee Territory shall be consistent with the Regulatory Approval in the Licensee Territory and shall in any event comply in all material respects with Applicable Law.  Licensee shall use and distribute the Promotional Materials in accordance with the terms of this Agreement.  To the extent that VIVUS disagrees with Promotional message or tactics proposed by Licensee for Product in the Licensee Territory, it may raise such issues with the JSC (or VIVUS in the absence of a JSC) for discussion.  Licensee shall be solely responsible for timely submitting, as applicable, any Promotional Materials to the FDA’s Office of Prescription Drug Promotion (“OPDP”), or to any equivalent Regulatory Authority elsewhere in the Licensee Territory (including to any applicable state governmental authorities therein).  Promptly following the Effective Date, VIVUS will take such actions necessary to confirm with OPDP that Licensee is responsible for such submissions on behalf of VIVUS.

(b) Licensee shall not use or distribute in connection with Promotion of the Product any materials bearing VIVUS’ name or trademarks without VIVUS’ prior written approval.

(c) All Promotional Materials used or intended for use in the United States shall include MTPC’s name in a form that references MTPC as the licensor, to the extent permitted by Applicable Law and is customary for such materials in the United States.   Licensee shall directly provide MTPC with copies of all such Promotional Materials used or intended for use in the United States as soon as reasonably practicable after such Promotional Materials are first used.  For all other countries (except for the United States) in the Licensee Territory, Licensee shall, on a country-by-country basis, first request and obtain written confirmation from VIVUS as to whether (and how) the Promotional Materials used or intended for use in each such country shall include MTPC’s name, before using any such Promotional Materials in such country.

4.7 Medical Affairs Activities.  Without limiting the generality of Licensee’s sole responsibility and decision-making authority for Commercializing the Product in the Field in the Licensee Territory as set forth in Section 4.2, Licensee will use its Commercially Reasonable Efforts to carry out medical affairs activities for the Product in accordance with a written Medical Affairs Plan, as such may be amended or revised by Licensee from time to time, that describes the

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anticipated medical affairs activities to be performed with respect to Product in the Licensee Territory by Licensee or on its behalf by permitted Third Parties (the “Medical Affairs Plan”).  Each Medical Affairs Plan shall address, in reasonable detail and to the extent applicable, ***.  Within *** of the Effective Date, Licensee shall deliver to VIVUS a Medical Affairs Plan covering those medical affairs activities anticipated to be conducted in preparation of any Product Launch in the Licensee Territory on a country-by-country basis and during the first full calendar year following such Product Launch.

4.8 Compliance.  In performing its duties hereunder, Licensee shall, and shall use its Commercially Reasonable Efforts to cause its Sales Force to, comply with all Applicable Laws in all material respects, including all laws and regulations and other guidelines concerning the sale, promotion, and advertising of prescription drug products that are applicable to the Licensee Territory, such as the AMA’s Guidelines on Gifts to Physicians, the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, and the standards promulgated by the Accreditation Council for Continuing Medical Education, each as amended from time to time.  Further, Licensee shall use its Commercially Reasonable Efforts to cause its Sales Force to comply with all Licensee compliance policies as in effect from time to time while selling or marketing the Product.

4.9 Re-Sale Price.  Licensee shall have the sole discretion and authority to determine the price(s) (including discounts) at which it sells Products in the Licensee Territory, subject to Licensee’s compliance with Applicable Law.

4.10 Commercialization Reports.  Licensee shall keep the JSC (or VIVUS in the absence of a JSC) reasonably informed regarding the material progress and results of Licensee’s Commercialization activities and those of its Affiliates and sublicensees, including providing the following:

(a) On a quarterly basis during the Term, Licensee shall provide VIVUS with an email report of gross sales and Net Sales of the Products in the Licensee Territory during said period and on a calendar year-to-date basis.  Any such report shall be in a reasonable format, as determined by Licensee in its discretion.  Each such report shall be deemed to constitute Confidential Information of Licensee for purposes of this Agreement.

4.11 Cross-Territory Sales.  Neither Party shall Commercialize or authorize the Commercialization of any Product in the other Party’s Territory.  Except as authorized under Sections 2.1 and 2.2, neither Party shall, itself or through other Persons, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Product outside such Party’s Territory.  Each Party shall use Commercially Reasonable Efforts to ensure that Products sold in its Territory are not used outside such Territory.  Without limiting the generality of the foregoing, neither Party shall sell any Product to a purchaser if such Party knows, or has reason to believe, that such purchaser intends to remove such Product from such Party’s Territory or otherwise intends to facilitate the use of such Product outside such Party’s Territory.  Each Party shall use Commercially Reasonable Efforts to ensure that its Affiliates, sublicensees, distributors, and wholesalers comply with all of the foregoing obligations.

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ARTICLE 5 REGULATORY
5.1 Transfer of Marketing Authorization.

(a) Transfer.   Subject to the terms and conditions of this Agreement, VIVUS hereby undertakes to transfer to Licensee NDA #202276 (the “Product Marketing Authorization”) and all other regulatory filings previously made with any Governmental Authorities in any country within the Licensee Territory that remain pending approval as of the date hereof.  VIVUS shall, as soon as practicable following VIVUS’ receipt of full payment of the license fee pursuant to Section 7.1,  and in any event, no later than three (3) Business Days thereafter , notify the FDA of the transfer to Licensee of the Product Marketing Authorization, and shall promptly provide a correct and complete copy of such notice of transfer to Licensee.   Promptly following VIVUS’ receipt of full payment of the license fee pursuant to Section 7.1,  and in any event, no later than *** thereafter, VIVUS shall provide Licensee with a complete copy of NDA #202276 and all related correspondence with the FDA.  VIVUS shall use Commercially Reasonable Efforts to complete any and all other regulatory requirements necessary for such transfer in accordance with Applicable Laws.  Licensee shall assist and cooperate with VIVUS in connection with such transfer.  Licensee shall be responsible for out of pocket costs and expenses incurred by either Licensee or VIVUS or their Affiliates in connection with the transfer of the Product Marketing Authorization.  Such payments shall be based on written invoices submitted to Licensee by VIVUS from time to time.  For clarity, only the Product Marketing Authorization will be transferred to Licensee, and no patents, patent applications, or other intellectual property of VIVUS (except for the Assigned Trademarks) shall be transferred to Licensee hereunder.

(b) Post-Transfer Responsibilities.   Licensee shall use its Commercially Reasonable Efforts to comply with all requirements imposed on Licensee as the holder of the Product Marketing Authorization by Applicable Law and for maintaining the on-going validity of the Product Marketing Authorization.  Licensee shall not take any actions, other than to the extent required by Applicable Law, that would reasonably be expected to cause the Product Marketing Authorization to be withdrawn by the FDA.  Licensee shall be responsible for collecting and maintaining any safety-related information required by Applicable Law in the Licensee Territory and will coordinate with VIVUS (or at VIVUS’ request, with VIVUS’ licensees of the Product in the VIVUS Territory) to provide any portion of such information that is necessary or useful to support safety documentation/reporting in the VIVUS Territory.

(c) Restriction on Further Transfer.   Licensee may not assign or transfer the Product Marketing Authorization without the prior written consent of VIVUS, except that, in connection with an assignment of this Agreement pursuant to Section 14.5 hereof, Licensee may make any such assignment or transfer without VIVUS’ consent to Licensee’s Affiliate or to a successor to all or substantially all of the assets or business of Licensee to which this Agreement pertains or to a Financing Entity (and such Financing Entity may make a further assignment to a Qualified Assignee, only in connection with an assignment of this Agreement pursuant to Section 14.5).  Licensee acknowledges that a breach of this Section 5.1(c) by Licensee would constitute a material breach of this Agreement.

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(d) VIVUS Retained Rights.   Notwithstanding the transfer of the Product Marketing Authorization by VIVUS to Licensee as provided in Section 5.1, VIVUS shall, in all circumstances, retain the following rights after such transfer: (i) VIVUS shall exercise control over the selection of the manufacturer of the Product for sale in the Licensee Territory unless and until the Supply Chain Transfer occurs pursuant to Section 6.2; and (ii) VIVUS shall remain the owner of all data filed with Regulatory Authorities in connection with the Product Marketing Authorization and shall retain the right, with prior written notice to Licensee, to grant access to this data to Third Parties who are collaborating with or otherwise assisting VIVUS in connection with the Development or Commercialization of the Product for use in the Field outside the Licensee Territory, or manufacturing of the Product and/or the development, commercialization, or manufacturing of any other VIVUS product; and (iii) VIVUS shall, in accordance with Section 5.2(c), retain final decision-making right with respect to the content of any communications with Regulatory Authorities in the Licensee Territory in connection with the qualification of Product manufacturers unless and until a Supply Chain Transfer occurs pursuant to Section 6.2.

5.2 Regulatory Materials and Regulatory Approvals.

(a) Product Marketing Authorization.   Upon transfer of the Product Marketing Authorization to Licensee in accordance with Section 5.1, (i) Licensee shall be the legal and beneficial owner of the Product Marketing Authorization and any other Regulatory Approval granted by the FDA or other Regulatory Authority in the Licensee Territory with respect to the Product, and (ii) Licensee shall be solely responsible for all communications and other dealings with the FDA and any other Regulatory Authorities in the Licensee Territory relating to the Product or the Product Marketing Authorization, subject to Section 5.1(d).

(b) Costs.   Except as otherwise provided in this Agreement, each Party shall bear its own costs in connection with its performance of regulatory activities hereunder.  Notwithstanding the foregoing, (i) VIVUS shall reimburse Licensee *** percent (***%) of the user fee assessed by the FDA in connection with a supplemental application for updates to the Product label to reflect the results of the spermatogenesis post-marketing required study (the “FDA Assessment”); provided that VIVUS’ payment hereunder shall not exceed $***, and (ii) VIVUS shall be responsible for any other fees payable to the FDA or any other Regulatory Authority in the Licensee Territory with respect to the Product prior to the transfer of the Product Marketing Authorization to Licensee, and Licensee shall be responsible for any fees payable to the FDA or any other Regulatory Authority in the Licensee Territory with respect to the Product after the transfer of the Product Marketing Authorization to Licensee.   With respect to any fees paid by VIVUS prior to the transfer of the Product Marketing Authorization to Licensee as prepayments to the FDA or any other Regulatory Authority in the Licensee Territory with respect to the Product, Licensee shall reimburse VIVUS for the pro rata portion of such fees that are allocable to the Term of this Agreement.

(c) Notifications; Communications with Regulatory Authorities.   During the Term, each Party shall keep the other reasonably and regularly informed of such Party’s submission to Regulatory Authorities of all material Regulatory Materials, meetings with

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Regulatory Authorities, and receipt of, or any material changes to existing, Regulatory Approvals, in each case for the Product in the Licensee Territory, pursuant to procedures to be developed by the JSC (or VIVUS in the absence of a JSC).   Prior to completion of the transfer of the Product Marketing Authorization to Licensee in accordance with Section 5.1, VIVUS and Licensee shall jointly make decisions with respect to the content of any communications that VIVUS makes to Regulatory Authorities regarding the Product.  Following completion of transfer of the Product Marketing Authorization to Licensee in accordance with Section 5.1,  Licensee shall have the right to make any final decisions with respect to the content of any communications that it makes to Regulatory Authorities regarding the Product; provided, however, that (i) any commitments to a Regulatory Authority in the Licensee Territory that would reasonably be expected to have a material impact on the Commercialization of the Product in the VIVUS Territory shall require VIVUS’ prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.    Without limiting the first sentence of this Section 5.2(c), following completion of transfer of the Product Marketing Authorization to Licensee in accordance with Section 5.1,  at VIVUS’ reasonable request, Licensee shall promptly provide copies of then-current versions of any and all such Regulatory Materials and Regulatory Approvals.

5.3 Other Regulatory Obligations.

(a) Licensee shall comply with all pharmacovigilance obligations imposed by Applicable Law in relation to the Product.  Each Party shall keep the other informed in a timely manner of any Information that such Party receives (directly or indirectly) that (i) raises any material concerns regarding the safety or efficacy of the Product; (ii) reasonably indicates or suggests a potential material liability of either Party to Third Parties in connection with the Product; (iii) is reasonably likely to lead to a recall or market withdrawal of the Product in any jurisdiction; or (iv) relates to the Product and is reasonably likely to have a material impact on a Regulatory Approval, Pricing Approval, or the Commercialization of the Product in the Field in the Licensee Territory.

(b) Each Party shall fully cooperate with and assist the other Party in complying with any regulatory obligations with respect to the Product, or the manufacturing thereof, in the Licensee Territory.

(c) Prior to the completion of the transfer of the Product Marketing Authorization to Licensee,  Licensee shall not communicate with any Regulatory Authority in the Licensee Territory regarding any Product unless explicitly requested or permitted in writing to do so by VIVUS.  Following the completion of transfer of the Product Marketing Authorization to Licensee, (i) Licensee’s communications with Regulatory Authorities in the Licensee Territory regarding the Product shall comply with Section 5.2(c) and Section 5.3(a), and (ii) except to the extent required by Applicable Law, VIVUS shall not communicate with any Regulatory Authority in the Licensee Territory regarding any Product unless explicitly requested or permitted in writing to do so by Licensee.   Except to the extent required by Applicable Law, in no event shall Licensee communicate with any Regulatory Authority in the VIVUS Territory regarding any Product unless explicitly requested or permitted in writing to do so by VIVUS.

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5.4 Rights of Reference.  VIVUS hereby grants to Licensee an exclusive right of reference to all Regulatory Materials and Regulatory Approvals owned or Controlled by VIVUS solely for the purpose of obtaining or maintaining, during the Term, the Product Marketing Authorization.  Licensee hereby grants to VIVUS an exclusive right of reference to all Regulatory Materials, Regulatory Approvals (including the Product Marketing Authorization), and Pricing Approvals owned or Controlled by Licensee solely for the purpose of obtaining or maintaining Regulatory Approval for Product in the VIVUS Territory during the Term.

5.5 Regulatory Actions.

(a) Notice of Non-Compliance.   Each Party shall promptly disclose to the other Party any information that it receives pertaining to notices from Regulatory Authorities of non-compliance with Applicable Laws that might reasonably be expected to have an impact on the Commercialization of the Product in the Territory, including any notices relating to the manufacture of the Product.

(b) Inspection or Audit.   If a Regulatory Authority desires to conduct an inspection or audit of either Party’s facility or a facility under contract with either Party with regard to the Product, such Party shall cooperate and cause the contract facility to cooperate with such Regulatory Authority during such inspection or audit.  Each Party shall use its Commercially Reasonable Efforts to segregate, and not disclose, any Confidential Information of the other Party or other materials, correspondence and documents that are not required to be disclosed during an audit or inspection by a Regulatory Authority.  To the extent that either Party receives the inspection or audit observations of such Regulatory Authority, such Party shall promptly provide the other Party with a copy of the inspection or audit observations of such Regulatory Authority.  The Party holding the Product Marketing Authorization shall prepare the response to any such observations, but the submission of the response to the applicable Regulatory Authority shall be subject to the other Party’s review, and the Party holding the Product Marketing Authorization shall give due consideration to such other Party’s comments.  Each Party shall implement at its own cost the actions to correct any material deficiencies with such Party’s facility or facility under contract found by the Regulatory Authority during the audit or inspection, in accordance with the requirements of the Regulatory Authority and Applicable Law.  In the case of any audit or inspection of a Party’s facility or a facility under contract with such Party where such audit or inspection is not related to the Product, such Party shall promptly notify the other Party of any findings of such an audit or inspection that may have an effect on the other Party’s ability to assume its obligation and responsibilities imposed by this Agreement or the Commercialization of the Product in the Licensee Territory.

(c) Product Withdrawals and Recalls.   The Parties shall exchange their internal standard operating procedures (“SOPs”) for conducting product recalls reasonably in advance of Product Launch, and shall discuss and resolve any conflicts between such SOPs and issues relating thereto promptly after such exchange.  In the event of any disagreement as to how to resolve any such conflicts with respect to the Product, VIVUS ‘s SOP shall control unless and until VIVUS transfers ownership of the Product Marketing Authorization to Licensee, and Licensee’s SOP shall control thereafter.  If either Party becomes aware of information relating to

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the Product that indicates that a unit or batch of such Product may not conform to the specifications therefor, or that potential adulteration, misbranding, and/or other issues have arisen that relate to the safety or efficacy of Products, it shall promptly so notify the other Party.  To the extent practicable, the Parties shall discuss the circumstances of any potential product recall, field correction, or withdrawal of any Product and possible appropriate courses of action.  If Licensee decides to initiate a recall, field correction, or withdrawal of Product in the Licensee Territory, Licensee shall have the right and responsibility, at its expense but without limiting any claims Licensee may have against VIVUS or any other Person, to control such recall, field correction, or withdrawal in a manner consistent with its internal SOPs (as revised pursuant to the first sentence of this Section 5.5(c), if applicable); provided, however, Licensee shall consider in good faith the views of VIVUS as to whether a recall, field correction, or withdrawal is necessary or appropriate.  For clarity, as between the Parties, VIVUS shall have the right, at its expense, to control all recalls, field corrections, and withdrawals of any Product in the VIVUS Territory.  Each Party shall maintain complete and accurate records of any recall, field correction, or withdrawal in its territory for such periods as may be required by Applicable Laws, but in no event for less than ***.   For purposes of clarity, for Product supplied by VIVUS under the Commercial Supply Agreement, the Parties’ respective responsibilities for the costs of any Product recall, field correction, or withdrawal of such Product shall be as set forth in the Commercial Supply Agreement.

5.6 PV Agreement.  Within *** of the Effective Date, the Parties shall use commercially reasonable efforts to enter into a separate pharmacovigilance agreement (the “PV Agreement”), containing the specific terms, conditions and obligations of the Parties with respect to the collection, reporting and monitoring of all adverse drug reactions, adverse events, medical inquires with safety concerns, and other relevant drug safety matters with respect to Products during the Term.  From the Effective Date until the date that the Parties have entered into the PV Agreement, but in no event for any period longer than *** following the Effective Date, VIVUS shall handle medical inquiries, complaints and adverse experience reporting for the Product in the United States in accordance with VIVUS’ customary practice for handing such activities and using VIVUS’ existing resources (including call centers).

ARTICLE 6 MANUFACTURING

6.1 Commercial Supply Agreement.  Concurrent with the execution of this Agreement, the Parties have executed (a) the manufacturing and supply agreement (the “Commercial Supply Agreement”) attached hereto as Exhibit B, under which VIVUS has agreed to supply, itself or through *** Third Party manufacturers, bulk tablets of Product to Licensee, its Affiliates, and/or its sublicensees for Commercialization in the Field in the Licensee Territory, and (b) the quality agreement (the “Quality Agreement”), attached hereto as Exhibit F, which governs the agreed-upon specifications and other technical aspects of supply of such Product for Commercialization in the Field in the Licensee Territory.  For the avoidance of doubt, none of VIVUS’ agreements with Third Party manufacturers and suppliers for the Product shall be assigned to Licensee on the Effective Date.

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6.2 Transition of Supply Chain.  At a time selected by Licensee, but in any event no later than *** following the Effective Date, Licensee may elect to have VIVUS transfer control of the supply chain for the Product to Licensee or its designee for the supply of Product for the Licensee Territory by assigning to Licensee VIVUS’ agreement(s) with the contract manufacturer(s) in such supply chain (the “Supply Chain Transfer”).  As promptly as practicable following written notice from Licensee that it will exercise its right to a Supply Chain Transfer, the Parties shall discuss and agree on a written plan for the Supply Chain Transfer (the “Supply Chain Transfer Plan”).  Following agreement on such Supply Chain Transfer Plan, the Parties shall each use Commercially Reasonable Efforts to carry out their respective obligations thereunder in a timely fashion; provided, however, the Supply Chain Transfer shall only occur if and when Licensee makes the applicable election.  Notwithstanding the foregoing, Licensee acknowledges that in order for VIVUS to carry out its obligations under the Supply Chain Transfer Plan, VIVUS will need to obtain certain third party consents that are outside of the control of VIVUS.  Following the Supply Chain Transfer, Licensee shall pay the Third Party manufacturer of Product directly for such supply.  Notwithstanding anything to the contrary herein or otherwise, VIVUS hereby acknowledges and agrees that it shall not agree or consent to any amendment, waiver of rights, or modification of any agreements that pertain to the current supply chain for the Product, including without limitation the Manufacturing and Supply Agreement, (a) that would reasonably be expected to result in (i) any non-routine increase in the Price (as defined in the Commercial Supply Agreement), (ii) any early termination of the Commercial Supply Agreement, or (iii) any increase in the Licensee’s Minimum Purchase Obligations (as defined in the Commercial Supply Agreement), (b) that has, or would reasonably be expected to have, any other material negative effect or material adverse impact on the rights granted to Licensee hereunder or under the Commercial Supply Agreement or (c) that would impose additional material obligations on Licensee hereunder or under the Commercial Supply Agreement, in each case without the prior written consent of Licensee (which consent shall not to be unreasonably withheld, conditioned or delayed).

ARTICLE 7 FINANCIALS

7.1 License Fee.  No later than *** on ***, Licensee shall pay to VIVUS a one-time, non-refundable (subject to Section 4.4(b)), non-creditable license fee of seventy million dollars ($70,000,000) by wire transfer of immediately available funds into an account designated in writing by VIVUS.

7.2 Royalties under MTPC Agreement.  Licensee shall be responsible for paying the amounts and payments set forth on Exhibit C owed by VIVUS to MTPC under the MTPC Agreement on account of Net Sales of Licensee or its Affiliates or sublicensees, including the royalties on net sales owed to MTPC during the MTPC Royalty Period, trademark royalties owed to MTPC after the end of the MTPC Royalty Period, and Licensee’s pro-rata share of the sales milestone, all of which are set forth in Exhibit C (the “MTPC Payments”).  For the avoidance of doubt, the Parties acknowledge that (i) such payments to VIVUS are intended to match payments owed by VIVUS to MTPC under the MTPC Agreement, (ii) that to the extent royalties owed to MTPC are terminated or reduced (temporarily or permanently) for any reason, any royalties owed

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by Licensee to VIVUS hereunder shall be terminated or reduced (temporarily or permanently, as applicable) in an equivalent manner (and for an equivalent duration, as applicable) in all respects, (iii) except as expressly provided herein, such royalties shall not be subject to any step-down, and (iv) that the definition of “net sales” under the MTPC Agreement is different than the definition of Net Sales hereunder, and that, as a result, Licensee’s payment obligations under this Section 7.2 and Exhibit C that are based on net sales shall be determined using the definition of MTPC Agreement Net Sales contained in the MTPC Agreement.

7.3 Royalty Payments and Reports.  Within *** after the end of each calendar ***, Licensee shall provide VIVUS with a statement of (a) the amount of gross sales of Products during the applicable calendar ***, (b) an itemized calculation of Net Sales showing Net Sales Deductions during such calendar ***, and (c) the calculation of the amount of any payment due pursuant to Section 7.2.  Together with each *** statement provided pursuant to this Section 7.3, Licensee shall provide VIVUS with any payments due.  All amounts payable to VIVUS under this Section 7.3 shall be paid by wire transfer of immediately available funds into an account designated in writing by VIVUS.    Promptly, but no later than ***, after VIVUS’ receipt of any such payments, VIVUS shall remit such payments by wire transfer to MTPC in accordance with the terms of the MTPC Agreement, and provide Licensee with confirmation of such wire transfer.

7.4 Taxes.  All payments made under this Agreement shall be made free and clear of withholding for Taxes (“Withholding Taxes”) unless such withholding is otherwise required under Applicable Law.  To the extent such withholding is required under Applicable Law, Licensee shall pay such Taxes to the applicable taxing authority and shall be permitted to deduct such Taxes from applicable payments under this Agreement.  Licensee will timely provide VIVUS with reasonable documentation evidencing the payment of any such Taxes to the applicable taxing authority and shall comply with any tax reporting obligations that are required under Applicable Law so as to enable VIVUS to obtain a credit of any such Tax.  Notwithstanding the foregoing, to the extent that a deduction or withholding of Taxes hereunder arises as a result of any action taken by Licensee after the Effective Date that has at the time of such action the effect of modifying the Tax treatment of, or increasing the Taxes applicable to, payments hereunder, in each case relative to the Tax treatment existing as of the Effective Date (a “Licensee Withholding Tax Action”), including without limitation an assignment of this Agreement by Licensee or any failure on the part of Licensee to comply with Applicable Law, then, and only to the extent VIVUS is not eligible to obtain a credit of any such withholding taxes, (a) the payment by Licensee shall be increased by the amount necessary (the “Additional Tax”) to ensure that VIVUS receives an amount equal to the amount that it would have received had no such Licensee Withholding Tax Action occurred, and (b) obligations set forth above with respect to making payments to the applicable taxing authority and reporting such payments to VIVUS shall apply with respect to such Additional Tax; provided that, to the extent any Additional Tax is attributable in whole or in part to any action taken by VIVUS after the Effective Date, the payment increase in subsection (a) shall be proportionately reduced to reflect the relative responsibilities of the Parties for causing the deduction or withholding of Taxes.  Solely for purposes of this Section 7.4, “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties and additions thereto) that are imposed by the applicable government or other taxing authority.

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7.5 Late Payments.  In the event any payment due hereunder is not made when due, the payment shall accrue interest (beginning on the date such payment is due) calculated at the rate of *** percent (***%) per month or the maximum rate allowable by Applicable Law, whichever is less.  Such payment when made shall be accompanied by all interest so accrued.

7.6 Records; Audits.  Licensee shall maintain complete and accurate books and records in accordance with GAAP in sufficient detail to permit VIVUS to confirm the accuracy of milestone payments, royalty payments, and any other compensation payable under this Agreement, for a period of *** from the creation of individual records or any longer period required by Applicable Law.  At VIVUS’ request, such records shall be available for review at Licensee’s headquarters located at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016, or a mutually agreeable location determined by Parties not more than once each calendar year covering the *** immediately preceding calendar *** (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent Third Party auditor selected by VIVUS and approved by Licensee (such approval not to be unreasonably withheld, conditioned, or delayed) and subject to confidentiality and non-use obligations no less stringent than those set forth in ARTICLE 11 for the sole purpose of verifying for VIVUS the accuracy of the financial reports furnished by Licensee pursuant to this Agreement or of any payments made by Licensee to VIVUS pursuant to this Agreement.  Any such auditor shall not disclose Licensee’s Confidential Information to VIVUS, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Licensee or the amount of payments due by Licensee under this Agreement.  Any undisputed amounts finally determined to be owed but unpaid shall be paid within *** from the accountant’s report, plus interest (as set forth in Section 7.5) from the original due date.  Any amounts finally determined to have been overpaid may be credited by Licensee against future payments to VIVUS hereunder.  Licensee may carry forward any unused credits to future calendar quarters; provided, that in the event there are unused credit amounts upon the termination of this Agreement or expiration of the MTPC Royalty Period, VIVUS shall promptly pay to Licensee such amounts.  VIVUS shall bear the full cost of such audit unless such audit reveals an underpayment or under-reporting error of *** percent (***%) or more during the applicable audit period, in which case Licensee shall bear the full cost of such audit.

7.7 Currency. All amounts specified or payable in this Agreement shall be in United States dollars.
ARTICLE 8 INTELLECTUAL PROPERTY

8.1 Ownership of Inventions.  Each Party shall own all inventions and Information made solely by its respective employees, agents, and independent contractors and its Affiliates in the course of conducting such Party’s activities under this Agreement (collectively, “Sole Inventions”), along with any Patents covering such Sole Inventions.  All inventions and Information that are made jointly by employees, Affiliates, agents, or independent contractors of both Parties in the course of performing activities under this Agreement (collectively, “Joint Inventions”), along with any Joint Patents, shall be owned jointly by the Parties.  Subject to the licenses granted pursuant to Section 2.1 or 2.3, each Party shall have the right to practice, license

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and exploit the Joint Inventions and Joint Patents worldwide, without consent of the other Party (and where consent is required by Applicable Law, such consent is hereby deemed granted) and without a duty of accounting to the other Party.  For the avoidance of doubt and for purposes of this Agreement, to the extent that any Joint Inventions relate to any Product, such Joint Inventions shall be deemed to constitute VIVUS Know-How and Licensee Know-How, and to the extent that any Joint Patents relate to any Product, such Joint Patents shall be deemed to constitute VIVUS Patents and Licensee Patents.

8.2 Disclosure of Inventions.  Each Party shall promptly disclose to the other all Sole Inventions or Joint Inventions relating to any Product or its composition, formulation, manufacture, or use, including all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, employees, agents or independent contractors describing such Sole Inventions or Joint Inventions.  Such Party shall also respond promptly to reasonable requests from the other Party for more Information relating to such inventions.

8.3 Prosecution of Patents.
(a) VIVUS Patents. Licensee acknowledges that, under the terms of the MTPC Agreement, MTPC has the sole right to prosecute and maintain the VIVUS Patents.

(b) Joint Patents.   With respect to any potentially patentable Joint Invention, the Parties shall meet and agree upon which Party, if any, shall prepare, file, prosecute (including any interferences, reissue proceedings and reexaminations) and maintain patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdictions throughout the world, as well as the manner in which patent expense for such Joint Patent will be shared by the Parties.  The Party that prosecutes a patent application in the Joint Patents (the “Prosecuting Party”) shall provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party shall provide the Prosecuting Party reasonable assistance in such efforts.  The Prosecuting Party shall provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses.  In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority.  Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case the disclaiming Party shall provide the other Party with written notice of such determination at least *** before any deadline for taking action to avoid abandonment and shall provide the other Party with the opportunity to have the disclaiming Party’s interest in such Joint Patent in such country or jurisdiction assigned to the other Party, at no cost to the other Party.

(c) Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this

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Section 8.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.
8.4 Enforcement of Patents.

(a) Notification.   If a Party becomes aware of any infringement, threatened infringement, or alleged infringement of the VIVUS Patents or Joint Patents on account of a Third Party’s manufacture, use or sale of a product that includes the Compound as the sole active ingredient in the Field in the Licensee Territory (in each case, a “Product Infringement”), then such Party shall promptly notify the other Party in writing of such Product Infringement, including any evidence in such Party’s possession demonstrating such Product Infringement.  Any “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) (or similar provisions in other jurisdictions) that asserts that infringement of a VIVUS Patent or Joint Patent will not arise from the manufacture, use or sale of a product that includes the Compound as the sole active ingredient in the Field in the Licensee Territory by a Third Party or that asserts that any claims of a VIVUS Patent or Joint Patent covering product that includes the Compound as the sole active ingredient in the Field in the Licensee Territory is invalid or unenforceable shall be deemed to be a Product Infringement hereunder, and each Party shall provide written notice to other Party of any such filed certification within *** of becoming aware thereof.  Notwithstanding the foregoing, VIVUS shall bear all fees, costs and expenses associated in any manner with the Hetero Litigation and VIVUS shall not consent to any settlement with respect to the Hetero Litigation without the prior written consent of Licensee (which consent shall not be unreasonably withheld, conditioned or delayed), provided that (i) Licensee’s consent shall not be required for any settlement with respect to the Hetero Litigation that (A) does not include any admission of the invalidity of, or waiver or forfeiture of any claims of, the VIVUS Patents and (B) includes any entry date for a Generic Product that is on or after the date that is *** prior to the expiration date of ***, and (ii) if (A)  VIVUS, in good faith, recommends a settlement proposal to Licensee, in writing, that (x) does not include any admission of the invalidity of, or waiver or forfeiture of any claims of, the VIVUS Patents and  (y)  includes any entry date for a Generic Product that is earlier than the date that is *** prior to the expiration date of ***, but no earlier than the date that is *** prior to the expiration date of ***,  and (B)  Licensee does not deliver to VIVUS a written consent to such settlement proposal within *** of Licensee’s receipt of VIVUS’ recommendation, then Licensee will immediately assume full responsibility for the Hetero Litigation (including any and all costs and expenses related to, arising from, or otherwise associated therewith) from the date of such written recommendation from VIVUS, and VIVUS will reasonably cooperate with Licensee, at Licensee’s sole cost and expense, to facilitate any transition of the Hetero Litigation from VIVUS to Licensee.

(b) Enforcement.   During the Term and subject to the remainder of this Section 8.4(b),  Licensee shall have the first right to initiate, prosecute and control legal proceedings against any person or entity engaged in a Product Infringement of the VIVUS Patents in the Licensee Territory, all at Licensee’s sole expense.  If Licensee decides not to bring such legal action, or if Licensee fails to initiate such legal action by the Action Date, VIVUS (and/or MTPC) shall have the right, but not the obligation, to commence a suit or take action to enforce

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the applicable VIVUS Patents with respect to such Product Infringement in the Licensee Territory, at its own expense.

(c) Cooperation.   Each Party shall provide to the Party enforcing any rights under Section 8.4(b) reasonable assistance in such enforcement, including joining such action as a party plaintiff if required by Applicable Law to pursue such action.  Additionally, to the extent requested by Licensee, VIVUS agrees to exercise its right under the MTPC Agreement to require MTPC to cooperate in any enforcement by or on behalf of Licensee pursuant to Section 8.4(b), including being joined as a party to such action if necessary.  The enforcing Party shall keep the other Party reasonably and regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts.  The non-enforcing Party shall have the right to be represented in any action brought under Section 8.4(b) by counsel of its choice and at its own expense.  For clarity, as between the Parties, VIVUS (or MTPC or a VIVUS designee) shall have the exclusive right to bring and control any legal action in connection with any actual, alleged, or threatened infringement of a VIVUS Patent that is not a Product Infringement at its own expense as it reasonably determines appropriate.

(d) Settlement.   Without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, neither Party shall settle any claim, suit or action brought under Section 8.4 involving VIVUS Patents in any manner that (i) admits the invalidity of, or otherwise impairs the other Party’s rights in, the VIVUS Patents or (ii) limits, or would reasonably be expected to limit, the ability of the other Party or its licensees to sell or manufacture Products in its territory (i.e., the Licensee Territory in the case of Licensee or the VIVUS Territory in the case of VIVUS).  Notwithstanding the foregoing, in the event that (A) Licensee decides not to bring a legal action against Product Infringement in the Licensee Territory, or if Licensee fails to initiate such legal action by the Action Date, and (B) thereafter MTPC (or a licensee or designee of MTPC other than VIVUS) brings an action under the VIVUS Patents in the Licensee Territory or the VIVUS Territory, settlement of such action shall be at MTPC’s sole discretion and shall not require the consent of Licensee.

(e) Recoveries.   Any recoveries resulting from an action brought by a Party under Section 8.4(b) relating to a claim of Product Infringement of a VIVUS Patent shall be first applied against payment of each Party’s costs and expenses in connection therewith.  Any such recoveries in excess of such costs and expenses (the “Remainder”) will be retained by the enforcing Party; provided that if Licensee is the enforcing Party, the Remainder shall be included in Net Sales for purposes of calculating royalties owed to VIVUS hereunder.

(f) Joint Patents.   If a Third Party infringes any Joint Patent, the Parties shall discuss such infringement and the Parties shall each have the right, but neither Party shall be obligated, to bring an appropriate suit or other action under such Joint Patent against any Person engaged in such infringement.  If both Parties agree to so enforce such Joint Patents, they shall be jointly responsible for, and share equally, all the costs and expenses of any suit brought by them and shall equally share all recoveries with respect thereto.  If one Party elects not to enforce such Joint Patents against such infringement, then the other Party shall have the right, but not the

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obligation, to take action to enforce such Joint Patents against such infringement at its own cost and expense and such other Party may retain all recoveries with respect thereto.

8.5 Patent Marking.  Licensee shall, and shall require its Affiliates and sublicensees, to mark Products sold by it hereunder with appropriate patent numbers or indicia to the extent permitted by Applicable Law.

8.6 Trademarks.  Subject to the terms and conditions of this Agreement, including Section 12.5(c), VIVUS hereby sells, assigns, conveys, transfers and delivers to Licensee, and Licensee hereby receives and accepts from VIVUS, with effect as of the Effective Date, all of its right, title and interest in and to the Assigned Trademarks, any and all goodwill associated therewith, and all rights in and to any of the foregoing.  Licensee shall be responsible for the selection, adoption, registration, maintenance and defense of the (a) Assigned Trademarks and (b) any other trademarks Licensee uses in connection with the sale or marketing of Products in the Licensee Territory (such other trademarks, collectively, the “Licensee Trademarks”), as well as all expenses associated therewith.  Notwithstanding the foregoing, if Licensee determines that it is no longer interested in maintaining (or defending against any cancellation proceedings) a particular Assigned Trademark, Licensee shall provide VIVUS with written notice of such determination at least sixty (60) days before any deadline for taking action to avoid any cancellation of, abandonment of, or other loss of rights relating to such Assigned Trademark, and at VIVUS’ request, shall promptly transfer and assign such Assigned Trademark, any goodwill associated therewith, and all rights in and to any of the foregoing, to VIVUS, at no cost to VIVUS.  Licensee shall own all Licensee Trademarks.

8.7 Regulatory Data Protection.  As between the Parties, Licensee shall be solely responsible for deciding which of the VIVUS Patents to submit to FDA for listing in the Orange Book for any Product and for maintaining with FDA correct and complete listings of applicable patents for such Product; provided that Licensee shall not unreasonably fail to include any VIVUS Patents requested by VIVUS to be submitted to FDA for listing in the Orange Book.

8.8 Infringement of Third Party IP.  Each Party shall promptly notify the other Party in writing of any allegation, claim or suit that the manufacture, use or sale of any Product infringes or misappropriates a Third Party’s Patent or other Intellectual Property.  Subject to ARTICLE 10, each Party shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by such Party’s activities, at its own expense and by counsel of its own choice.

ARTICLE 9 REPRESENTATIONS, WARRANTIES AND COVENANTS
9.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows, as of the Effective Date:
(a) Corporate Existence and Power. It is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated

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or formed, and has all requisite power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b) Authority and Binding Agreement.   It has the requisite power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c) Consents.   All necessary consents, approvals and authorizations of all governmental authorities and other Third Parties required to be obtained by it in connection with the execution, delivery and performance of this Agreement have been obtained by it.

(d) No Conflict.   The execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of Applicable Law existing as of the Effective Date, (ii) do not and will not conflict with or violate the certificate of incorporation, certificate of formation, by-laws, limited partnership agreement or other organizational documents of such Party, and (iii) do not and will not conflict with, violate, breach, constitute a default or give rise to any right of termination under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date.

9.2 VIVUS Representations, Warranties and Covenants. VIVUS hereby represents, warrants, and covenants to Licensee as of the Effective Date that, except as disclosed in Schedule 9.2:
(a) VIVUS is the exclusive licensee of the VIVUS Patents in the Field in the Licensee Territory;

(b) except for the Auxilium Agreement, VIVUS has granted no rights to a Third Party under the VIVUS Technology with respect to the Commercialization of Product in the Field in the Licensee Territory, and as of the Effective Date, no Third Party has any right or license to clinically develop Product in the Field in the Territory at any time during the Term;

(c) to the Knowledge of VIVUS as of the Effective Date, the manufacture, Development, and Commercialization of the Product in the Field in the Licensee Territory does not infringe any issued Third Party patents or any claims of any pending patent applications in the Licensee Territory that are reasonably likely to issue as filed.  To the Knowledge of VIVUS, no Third Party is infringing any VIVUS Patents.  VIVUS has not received any written notice from

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any Third Party asserting that the VIVUS Patents are invalid, unenforceable, or not infringed.  VIVUS has not, and, to the Knowledge of VIVUS, MTPC has not, alleged that any Third Party infringes or has infringed the VIVUS Patents or misappropriated or used without authorization the VIVUS Know-How;

(d) there are no material liens, encumbrances, charges, security interests, mortgages or other similar restrictions currently existing on or to the VIVUS Technology and VIVUS has not granted any outstanding liens, encumbrances, charges, security interests, mortgages or other similar restrictions on the VIVUS Technology in the Territory;

(e) to the Knowledge of VIVUS, all of the clinical trials of the Product conducted prior to, or being conducted as of, the Effective Date were conducted, or are being conducted, in accordance with Applicable Laws, and in the case of clinical trials, the then valid cGCP.  “cGCP” shall mean the current standards for Clinical Trials for drugs, as set forth in the FDC Act and applicable FDA regulations (including without limitation 21 C.F.R. Parts 50, 54 and 56) and guidances promulgated thereunder, as amended from time to time;

(f) VIVUS has disclosed, shown or made available (e.g., through the electronic data room) to Licensee all material information and data (including without limitation all communications with or from the FDA or any other Regulatory Authority) relating to the results of all preclinical studies and clinical trials of the Product;

(g) VIVUS has provided to, or made available for review by, Licensee all reports and data collections containing information about adverse safety issues (including adverse drug experiences) related to the Product of which VIVUS has Knowledge;

(h) VIVUS has not received any written notice from any Third Party asserting or alleging that the research, Development, making or using of the Product by VIVUS prior to the Effective Date has infringed or otherwise violated, or that the Commercialization of the Product in the Field in the Licensee Territory will infringe or otherwise violate, the intellectual property rights of such Third Party.

(i) VIVUS has obtained the Product Marketing Authorization.   True and complete copies of such Product Marketing Authorization and all correspondence with the FDA and any other Regulatory Authority relating to the Product Marketing Authorization have been provided to Licensee.   As  of the Effective Date, the Product Marketing Authorization remains valid, and VIVUS has not received any notices from the FDA or any other Regulatory Authority regarding any possible modifications or withdrawals;

(j) the MTPC Agreement is valid, binding and in full force and effect and is enforceable by VIVUS in accordance with its terms.  Except as would not reasonably be expected to result in the termination, or material limitation, restriction or adverse change, in the rights granted to Licensee by the terms of this Agreement, (i) VIVUS has performed all obligations required to be performed by it to date under the MTPC Agreement and is not in breach of or in default under the MTPC Agreement, and no event has occurred which with the passage of time or

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giving of notice or both would constitute such a breach or default, (ii) there is no existing breach or default by MTPC and (iii) no event has occurred which with the passage of time or giving notice of or both would constitute such a breach or default by MTPC.  VIVUS has not received any written notice of breach under the MTPC Agreement, whether or not cured or disputed.  MTPC has not exercised its rights under Section 2.4 of the MTPC Agreement.  To the Knowledge of VIVUS, VIVUS’ rights under the VIVUS Technology with respect to the Development, manufacture or Commercialization of the Product in the Field for the Licensee Territory are exclusive as to MTPC.  VIVUS has provided to Licensee a complete and accurate copy of the MTPC Agreement as of the Effective Date;

(k) with respect to the Product covered by the Product Marketing Authorization, VIVUS has paid in full the milestones due to date under the MTPC Agreement;

(l) VIVUS will not at any time during the Term take any action that it knows or should know, will result in a breach of the MTPC Agreement and will throughout the Term comply with the terms and provisions of the MTPC Agreement in all material respects.  VIVUS will not at any time during the Term terminate the MTPC Agreement without the prior written consent of Licensee.   VIVUS will not agree to any amendment, waiver of rights, or modification of the MTPC Agreement that (i) would reasonably be expected to result in (A) any non‑routine increase in the Price (as defined in the Commercial Supply Agreement), (B) any early termination of the Commercial Supply Agreement, or (C) any increase in the Licensee’s Minimum Purchase Obligations (as defined in the Commercial Supply Agreement), (ii) has, or would reasonably be expected to have, any other material negative effect or other material adverse impact on (A)  any financial or reporting obligation of Licensee or (B)  on the rights granted to Licensee under this Agreement or the material obligations imposed on Licensee under this Agreement, without the prior written consent of Licensee;

(m) VIVUS has not knowingly failed to furnish Licensee with any information requested by Licensee, or intentionally concealed from Licensee any information in VIVUS’ possession which would be reasonably likely to be material to Licensee’s decision to enter into this Agreement and undertake the commitments and obligations set forth herein;

(n) as of the Effective Date, VIVUS represents and warrants that (i) there is no actual, pending, alleged or, to the Knowledge of VIVUS, threatened product liability action with respect to any Product anywhere in the United States or the European Union; (ii) to the Knowledge of VIVUS, there is no actual, pending, alleged or threatened product liability action with respect to any Product anywhere else the world; and (iii) to the Knowledge of VIVUS, there are no facts or circumstances that would cause VIVUS to believe that there is a basis for such a product liability claim;

(o) to the Knowledge of VIVUS, VIVUS, its Affiliates, its sublicensees, and their respective authorized distributors and agents, in each case in respect of the Product, have shipped and sold at all times during the nine (9)  month period prior to the Effective Date, the Product in the ordinary course of business and consistent with past Product shipment and sales practices and, in particular, have not, directly or indirectly: (a) engaged in “channel stuffing” or

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“load” selling of Product, (b) encouraged or required  customers to “buy in” Product, (c) encouraged customers to make payments earlier than would otherwise reasonably be expected (based on historical patterns) to be made,  or otherwise (d) engaged in the process of positioning inventory of the Product with distributors, wholesalers, retailers or customers materially in excess of requirements or initiated or engaged in any program, activity or other action (including any rebate, discount, chargeback or refund policy or practice) that could reasonably be expected to result, directly or indirectly, in sales or profits materially in excess of purchasing patterns that have been normal for the Product;

(p) to the Knowledge of VIVUS, Auxilium has not taken any action or failed to take any action which would constitute a material breach or default under Section 4.8, Section 5.3(a), and Section 5.3(b) of the Auxilium Agreement;

(q) as of the Effective Date, all product fees, establishment fees and other fees  for amounts greater than $10,000 invoiced by any Governmental Authority in the Licensee Territory with respect to the Product and the Product Marketing Authorizations have been paid; and

(r) as of the Effective Date, VIVUS has not elected to assume responsibility over any existing patient assistance programs pursuant to Section 4.2 of the Transition Services Agreement.
9.3 Assigned Trademark Representations and Warranties. VIVUS hereby represents and warrants to Licensee as of the Effective Date that:
(a) to the Knowledge of VIVUS, there is no Third Party using or infringing any of the Assigned Trademarks in the Licensee Territory in derogation of the rights granted to Licensee in this Agreement;

(b) except as disclosed in Schedule 9.3, attached hereto, VIVUS has not received notice of any opposition or cancellation action or litigation pending or any communication which expressly threatens an opposition or cancellation action, or other litigation, before any trademark office, court or any other governmental entity in the Licensee Territory with respect to any of the Assigned Trademarks;

(c) the Assigned Trademarks are the only trademarks that, prior to the consummation of the transactions contemplated herein, were owned, held, Controlled, licensed or otherwise used (or intended to be used) by VIVUS or its Affiliates with respect to the Product in the Field in the Licensee Territory (other than VIVUS’ corporate name and/or logo);

(d) to the Knowledge of VIVUS, prior to the consummation of the transactions contemplated herein, it had all rights necessary to use the Assigned Trademarks with respect to the Product in the Licensee Territory and to assign and transfer to Licensee the Assigned Trademarks as set forth above; and

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(e) to the Knowledge of VIVUS, it has not infringed, misappropriated, diluted or otherwise violated any trademark of any Third Parties by registering or using the Assigned Trademarks in the Licensee Territory.

9.4 Licensee Representations, Warranties and Covenants.

(a) Licensee hereby represents and warrants to VIVUS as of the Effective Date that, except as disclosed by VIVUS in Schedules 9.2 and 9.3, to the actual knowledge of Greg Ford, Keith Lavan and Keith Rotenberg, there are no misrepresentations or breaches of any of VIVUS’ representations or warranties under this Agreement.

(b) Licensee hereby covenants not to sue the VIVUS Indemnitees (as defined in Section 10.2 hereof), and shall defend, indemnify and hold harmless the VIVUS Indemnitees  from and against any and all Losses incurred by the VIVUS Indemnitees, for any such VIVUS Indemnitees’ compliance with any Financing Entity’s notice of its exercise of rights and remedies under the Financing Documents in connection with any Financing Default (including during the pendency of any dispute between Licensee and the Financing Entity relating to or arising under the Financing Documents, provided that the Financing Entity provides written notice to VIVUS of such exercise of such rights and remedies).

9.5 Compliance with Law.  Each Party shall, and shall use Commercially Reasonably Efforts to ensure that its Affiliates and sublicensees shall, comply in all material respects with all Applicable Laws in exercising their rights and fulfilling their obligations under this Agreement.  If the exercise by Licensee of any of its rights under the Agreement requires the making of filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, then each Party agrees to diligently make any such filings and respond to any request for information to expedite review of such transaction.

9.6 Representations Regarding Debarment and Compliance.

(a) Each Party represents, warrants and covenants that as of the Effective Date and during the Term, neither it nor any of its Affiliates nor any of their respective directors, officers, employees, or consultants, and, to its Knowledge based upon reasonable inquiry, any Third Party (and its directors, officers, employees and consultants), in each case who were responsible for the development or whose responsibilities involve the Development or Commercialization of the Product as authorized by this Agreement:

(i) are debarred under Section 306(a) or 306(b) of the FD&C Act;

(ii) have been charged with, or convicted of, any felony or misdemeanor under Applicable Laws related to any of the following: (A) the development or approval of any drug product or the regulation of any drug product under the FD&C Act; (B) a conspiracy to commit, aid or abet the development or approval of any drug product or regulation of any drug product; (C) health care program-related crimes (involving Medicare or any state health care program); (D) patient abuse, controlled substances, bribery, payment of illegal gratuities, fraud,

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perjury, false statement, racketeering, blackmail, extortion, falsification or destruction of records; (E) interference with, obstruction of an investigation into, or prosecution of, any criminal offense; or (F) a conspiracy to commit, aid or abet any of these listed felonies or misdemeanors; and

(iii) is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any United States federal or state health care programs (including convicted of a criminal offense that falls within the scope of 42 U.S.C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any United States federal procurement or nonprocurement programs.

(b) Each Party will notify the other Party promptly, but in no event later than ***, after knowledge of any exclusion, debarment, suspension or other ineligibility set forth in Section 9.6(a)(iii) occurring during the Term, or if such Party concludes based on its good faith business judgment that a pending action or investigation is likely to lead to the exclusion, debarment, suspension or other ineligibility of such Party.

9.7 New Generation Compounds.  Pursuant to Section 2.6 of the MTPC Agreement, VIVUS has been granted a right of first refusal and certain related rights by MTPC in connection with New Generation Compounds, as defined in the MTPC Agreement.  VIVUS hereby agrees that, at Licensee’s written request, VIVUS shall exercise such rights with respect to the Licensee Territory, and shall negotiate with MTPC in good faith to obtain the right to sublicense such rights to Licensee, and Licensee shall be responsible for any and all monetary obligations associated therewith, including (i) any and all payment obligations to MTPC or any third party under any arrangement for such rights and (ii) out-of-pocket costs incurred by VIVUS in connection with the exercise of such rights and related negotiations, provided,  however, that (x) in the case of the foregoing clause (i), VIVUS shall have provided Licensee  ample opportunity to review any such proposed arrangements, and consulted and reasonably cooperated with Licensee in connection with the negotiation of any such arrangements, and (y) in the case of the foregoing clause (ii), all such out-of-pocket costs shall have been expressly approved by Licensee prior to the incurrence thereof by VIVUS.  All additional sublicensable rights obtained by VIVUS through exercise of such rights shall be sublicensed to Licensee and governed by the terms of this Agreement, subject to the terms of any relevant arrangement between VIVUS and MTPC.

9.8 No Other Representations or Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 9, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY.  ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

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ARTICLE 10 Indemnification

10.1 Indemnification by VIVUS.  VIVUS shall defend, indemnify, and hold harmless Licensee, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “Licensee Indemnitees”) from and against any and all Losses incurred by such Licensee Indemnitee based on or arising out of:

(a) any misrepresentation or breach of any of VIVUS’ representations, warranties, covenants or obligations under this Agreement;

(b) the negligence or willful misconduct of, or violation of Applicable Law by, VIVUS, its Affiliates, licensees, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement; or

(c) the Commercialization of any Product by VIVUS, its Affiliates, and its current and former sublicensees.

The foregoing indemnity obligations shall not apply to the extent that the Losses of such Licensee Indemnitee were caused by: (i) a breach of any of Licensee’s representations, warranties, covenants, or obligations under this Agreement; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by, such Licensee Indemnitee.

10.2 Indemnification by Licensee.  Licensee shall defend, indemnify and hold harmless VIVUS, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “VIVUS Indemnitees”) from and against any and all Losses incurred by such VIVUS Indemnitee based on or arising out of:

(a) any misrepresentation or breach of any of Licensee’s representations, warranties, covenants or obligations under this Agreement;

(b) the negligence or willful misconduct of, or violation of Applicable Law by, Licensee, its Affiliates, licensees, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement; or

(c) the Commercialization of any Product by Licensee, its Affiliates, and sublicensees.

The foregoing indemnity obligation shall not apply to the extent that the Losses of such VIVUS Indemnitee were caused by: (i) a breach of any of VIVUS ‘s representations, warranties, covenants, or obligations under the Agreement; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by, such VIVUS Indemnitee.

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10.3 Indemnification Procedures.  The Party claiming indemnity under this ARTICLE 10 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly and in no event later than thirty (30) days after learning of a written Claim (“Indemnified Claim”).  Failure by an Indemnified Party to give notice of an Indemnified Claim within *** of receiving a writing reflecting such Claim shall not relieve the Indemnifying Party of its indemnification obligations hereunder except and solely to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give such notice.  The Indemnifying Party shall have the right to assume and control the defense of the Indemnified Claim with counsel of its choice so long as the Indemnifying Party is conducting a good faith and diligent defense.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in connection with the defense of the Indemnified Claim.  The Indemnified Party may monitor such defense with counsel of its own choosing at its sole expense; provided, that if under applicable standards of professional conduct a conflict of interest exists between the Indemnifying Party and the Indemnified Party in respect of such claim, such Indemnified Party shall have the right to employ separate counsel to represent such Indemnified Party with respect to the matters as to which a conflict of interest exists and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnifying Party.  The Indemnifying Party may not settle the Indemnified Claim without the prior written consent of the Indemnified Party, such consent shall not be unreasonably withheld, delayed or conditioned.  If the Indemnifying Party does not assume and conduct the defense of the Indemnified Claim as provided above: (a) the Indemnified Party may assume and conduct the defense of the Indemnified claim at the Indemnifying Party’s expense; (b) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith); and (c) the Indemnifying Party will remain responsible to indemnify the Indemnified Party for Losses as provided in this ARTICLE 10.

10.4 Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY IN CONNECTION WITH THIRD PARTY CLAIMS UNDER SECTION 10.1 OR 10.2, (B) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 11, OR (C) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS OF A PARTY.

10.5 Insurance.  Licensee shall procure and maintain insurance during the Term of this Agreement and for a period of *** following the termination or expiration of this Agreement, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Such insurance shall be written by insurance companies with a rating of at least an “A-” in the latest addition of A.M. Best or its equivalent.

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Without limiting the generality of the foregoing, Licensee’s insurance shall include, at minimum, the following coverages:

(a) commercial general liability coverage with minimum per claim limits of at least $*** per occurrence and $*** annual aggregate, the policy(ies) for which shall (A) name VIVUS as an additional insured, and (B) be primary and non-contributory;

(b) automobile liability coverage covering all owned, hired and non-owned automobile equipment with minimum per claim limits of $*** per occurrence and annual aggregate, the policy(ies) for which shall name VIVUS as an additional insured;

(c) excess liability/umbrella coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate;

(d) products liability coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate with a *** extended reporting period endorsement, the policy(ies) for which shall name VIVUS as an additional insured; and

(e) property coverage having limits adequate for Product inventory in Licensee’s care, custody, and/or control and for Product in transit to and from Licensee.

It is understood that the insurance requirements above shall not be construed to create a limit of Licensee’s liability with respect to its indemnification obligations under this ARTICLE 10.   Licensee shall provide VIVUS with written evidence of such insurance upon written request.  Licensee shall provide VIVUS with written notice at least *** prior to the cancellation, non-renewal or material change in such insurance or self-insurance that materially adversely affects the rights of VIVUS hereunder.

ARTICLE 11 Confidentiality

11.1 Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the receiving Party agrees that, for the Term and for *** thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information of the disclosing Party except for that portion of such information or materials that the receiving Party can demonstrate by competent proof:

(a) was already known to the receiving Party or its Affiliate, other than under, an obligation of confidentiality, at the time of disclosure by the disclosing Party;
(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

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(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;
(d) is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or
(e) is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

Notwithstanding the foregoing, the receiving Party may disclose without violation of this Agreement such portion of the Confidential Information as is required or permitted to be disclosed if, on the advice of counsel, it is required under Applicable Law or pursuant to legal process to disclose such Confidential Information of the disclosing Party; provided that unless otherwise prohibited by Applicable Law, the receiving Party first advises the disclosing Party of such intended disclosure and provides the disclosing Party with the opportunity to seek appropriate judicial or administrative relief to avoid, or obtain confidential treatment of, such disclosure at the disclosing Party’s sole cost and expense.

11.2 Authorized Disclosure.  The receiving Party may disclose Confidential Information belonging to the disclosing Party to the extent the receiving Party determines such disclosure is reasonably necessary in the following situations:

(a) prosecuting or defending litigation relating to this Agreement;
(b) in the case of VIVUS as the receiving Party, subject to prior written notice to Licensee, disclosure to MTPC as required pursuant to the MTPC Agreement;

(c) in the case of VIVUS as the receiving Party, disclosure to its licensees, sublicensees, and collaborators with respect to the Product outside the Territory or outside the Field, but solely to the extent that such Confidential Information (i) raises any material concerns regarding the safety or efficacy of any Product; (ii) indicates or suggests a potential material liability of either VIVUS or the applicable licensee, sublicensee, or collaborator to Third Parties in connection with any Product; (iii) is reasonably likely to lead to a recall or market withdrawal of any Product; or (iv) relates to any Product and is reasonably likely to have a material impact on a Regulatory Approval, Pricing Approval, or the Commercialization of any Product in such licensee’s, sublicensee’s, or collaborator’s territory; provided that each such Person must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Section 11.1 prior to any such disclosure (it being understood that receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such Person);

(d) disclosure to the receiving Party’s Affiliates’ and their respective directors, officers, employees, consultants, attorneys, professional advisors, bankers, lenders, insurers, sublicensees, suppliers and distributers only on a need-to-know basis and solely as necessary in connection with this Agreement; provided that each such Person must be bound by obligations of

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confidentiality and non-use on substantially similar terms as those set forth in Section 11.1 prior to any such disclosure (it being understood that receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such Person);

(e) disclosure to any bona fide potential or actual investor, acquirer, merger partner, or other potential or actual financial partner (and/or their respective consultants, attorneys, professional advisors) on a need-to-know basis and solely for the purpose of evaluating a potential investment, acquisition, merger, or similar transaction; provided that each such Person must be bound by obligations of confidentiality and non-use on substantially similar terms as those set forth in Section 11.1 prior to any such disclosure (it being understood that the receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such Person); and

(f) disclosure to any Financing Entity (and/or their respective consultants, attorneys, professional advisors) on a need-to-know basis and solely for the purpose of evaluating a potential Debt Financing or similar transaction or the enforcement thereof; provided that each such Person must be bound by written obligations of confidentiality and non-use on terms that are no less protective than those set forth in Section 11.1 prior to any such disclosure (it being understood that the receiving Party shall be solely liable for any breach of such confidentiality and non-use obligations by any such Person).

11.3 Publicity; Terms of Agreement.

(a) The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the authorized disclosure provisions set forth in Section 11.2 and this Section 11.3.

(b) The Parties have agreed to make a joint public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit D on or after the Effective Date.  After release of such press release announcing this Agreement, if either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval, such approval not to be unreasonably withheld, conditioned or delayed.  A Party commenting on such a proposed press release shall provide its comments, if any, within *** after receiving the press release for review.  Neither Party shall be required to seek the permission of the other Party to disclose any information already disclosed or otherwise in the public domain, provided such information remains accurate.

(c) Either Party or any of its Affiliates (the “Filing Party”) may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of such Filing Party’s counsel, required by the rules and regulations of the SEC or any other applicable entity having regulatory authority over such Filing Party’s securities; provided that such Filing Party shall advise the other Party of such intended disclosure and request confidential treatment of certain commercial terms and technical terms hereof to the extent such confidential treatment is reasonably available to such Filing Party.  In the event of any such filing, such Filing Party will provide such other Party, a reasonable time prior to filing, with a copy of the Agreement

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marked to show provisions for which such Filing Party intends to seek confidential treatment and shall reasonably consider and incorporate such other Party’s comments thereon to the extent consistent with the legal requirements applicable to such Filing Party and that govern redaction of information from material agreements that must be publicly filed.  Such other Party shall provide the Filing Party any such comments as promptly as practicable.  The intention of the Parties is to agree upon a single redacted version of the Agreement to be filed with the SEC or any other applicable entity.

ARTICLE 12 Term and Termination

12.1 Term.  This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this ARTICLE 12, shall remain in effect until the expiration of the last-to-expire payment obligation in ARTICLE 7 (the “Term”).  Upon the expiration of the Term, the licenses and covenant in Sections 2.1 and 2.9 shall become fully paid-up, royalty-free, perpetual and irrevocable.

12.2 Termination For Cause, Convenience, or Generic Entry.

(a) Material Breach.   Either Party shall have the right to terminate this Agreement, upon written notice to the other Party if such other Party, after receiving written notice from the terminating Party identifying a material breach by such other Party of its obligations under this Agreement, fails to cure (or if not curable within such time period, adopt a plan for cure during such time period) such material breach within *** from the date of such notice (or, in the case of payment obligations, *** from the date of such notice); provided, however, that in the event the non-terminating Party contests any such asserted breach in good faith and diligently pursues the dispute resolution procedures set forth in ARTICLE 13, such *** or *** cure period shall be tolled or suspended until the final resolution of such dispute pursuant to the terms of, and in accordance with, the terms and provisions of ARTICLE 13, subject to any exercise by MTPC of its right of termination of the MTPC Agreement due to any material breach of the provisions or conditions of the MTPC Agreement arising from the facts or circumstances that resulted in the material breach by such non-terminating Party hereunder.  Notwithstanding the foregoing, in the event of any uncured material breach by Licensee of its obligations hereunder, VIVUS shall only exercise its right to terminate this Agreement under this Section 12.2(a) to the extent that MTPC exercises its right of termination of the MTPC Agreement due to a material breach of the MTPC Agreement.  For the avoidance of doubt (and without limiting VIVUS’ remedies for any other breaches by Licensee), Licensee’s uncured failure to pay the amounts set forth in Section 7.1 by the deadlines set forth therein shall each be deemed to be a material breach of this Agreement.

(b) Government Action.   VIVUS shall have the right to terminate this Agreement immediately upon written notice to Licensee if Licensee is excluded from participation in United States federal healthcare programs and fails to cure such exclusion within one hundred twenty (120) days.

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(c) Licensee Termination for Convenience. Licensee shall have the right to terminate this Agreement for any reason upon one hundred eighty (180) days prior written notice to VIVUS.

(d) Licensee Termination Upon Generic Entry.   Licensee shall have the right to terminate this Agreement upon a Generic Entry after providing *** written notice.  Within *** after receipt of an invoice from VIVUS, Licensee shall reimburse VIVUS for any cancelation fees, penalties, or other payments owed by VIVUS to a Third Party as a direct result of such termination, as well as any other non-cancelable expenses reasonably incurred by VIVUS in connection with its obligations under this Agreement or the Commercial Supply Agreement prior to the effective date of termination.

12.3 Termination for Patent Challenge.  VIVUS may terminate this Agreement in its entirety upon written notice to Licensee if Licensee or any Affiliate, directly or indirectly, individually or in association with any other person or entity, commences any action or proceeding that challenges the validity or enforceability of any VIVUS Patent in the Licensee Territory, except if such action or proceeding is commenced in response to a claim asserted by VIVUS against Licensee or the Licensee Affiliate for infringement of such VIVUS Patent.  In the event Licensee is aware that a sublicensee of its license rights hereunder, directly or indirectly, individually or in association with any other person or entity, commences any action or proceeding that challenges the validity, enforceability or scope of any VIVUS Patent in the Licensee Territory, Licensee shall promptly terminate the applicable sublicense.  If Licensee does not terminate such sublicense within *** of Licensee being made aware of such challenge by VIVUS, VIVUS may terminate this Agreement in its entirety upon written notice to Licensee.

12.4 Termination Upon Bankruptcy.  Either Party shall have the right to terminate this Agreement immediately by providing written notice, if: (a) the other Party applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its assets, (b) the other Party makes a general assignment for the benefit of its creditors, (c) the other Party is dissolved or liquidated in full or in substantial part, (d) the other Party commences a voluntary case under Chapter 7 (a “Chapter 7 Case”) of title 11 of the United States Code (the “United States Bankruptcy Code”) or consents to any such relief or to the appointment of or taking possession of its property by any official in such an involuntary case or such other proceeding commenced against it, (e) the other Party takes any corporate action for the purpose of effecting any of the foregoing, (f) a case under Chapter 11 of the United States Bankruptcy Code in respect of such Party is converted to a Chapter 7 Case, or (g) the other Party becomes the subject of an involuntary Chapter 7 Case or other proceeding seeking liquidation with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect that is not dismissed within *** after commencement.

12.5 Effect of Termination of the Agreement.  Except as provided in this Section 12.5 upon any termination of this Agreement other than the expiration of the Term, the following shall apply (in addition to any other rights and obligations under Section 12.6 or otherwise under this Agreement with respect to such termination):

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(a) The License.   The  License shall terminate (and, as between the Parties, all rights in the VIVUS Technology shall revert to VIVUS); provided that in the event that Licensee terminates this Agreement pursuant to Section 12.2(a) or 12.4, the License shall remain in full force and effect (but on a non-exclusive basis), solely to the extent necessary to permit Licensee, its Affiliates, or its sublicenses to sell any inventories of Products in the Licensee Territory pursuant to Section 12.5(f).   For the avoidance of doubt, Section 2.9 shall not apply to any activities after the effective date of termination, except for those activities permitted by Section 12.5(f).

(b) VIVUS License.   The VIVUS License (other than Section 2.3(a)) shall survive any termination of this Agreement.  In addition, in the event of any termination of this Agreement other than by Licensee pursuant to Section 12.2(a) or 12.4,  Licensee shall automatically grant to VIVUS a non-exclusive, royalty-free, sublicensable (through multiple tiers) license under the Licensee Technology, to use, make, have made, distribute, import, Develop, Promote, market, sell, offer for sale, and otherwise Commercialize Products in the Field in the Licensee Territory.

(c) Marks.   Upon any expiration or early termination of this Agreement, Licensee shall and hereby agrees to sell, assign, convey, transfer and deliver  all rights in the Assigned Trademarks, any goodwill associated therewith, and all rights in and to any of the foregoing, to VIVUS, and Licensee shall assign to VIVUS any Licensee Trademarks incorporating the mark STENDRA that are Controlled by Licensee and then being used to Commercialize Product in the Licensee Territory, but expressly excluding (i) Licensee’s corporate name, (ii) any other mark that incorporates or is derived from Licensee’s corporate names, and (iii) any other proprietary mark of Licensee that is used by Licensee independently of the Product, provided that in the event of expiration of this Agreement, to the extent that Licensee continues to Commercialize the Product in the Licensee Territory under the Assigned Trademarks, then upon written request by Licensee, VIVUS agrees to waive the right to have the ownership of the Assigned Trademarks transferred to VIVUS so long as Licensee pays the Trademark Royalty Payments in accordance with Exhibit C.

(d) Regulatory Materials.   To the extent permitted by Applicable Law, Licensee shall transfer and assign to VIVUS all Regulatory Materials, Regulatory Approvals, and Pricing Approvals with respect to Product that are Controlled by Licensee or its Affiliates, if any; provided that in the event that Licensee terminates this Agreement pursuant to Section 12.2(a) or 12.4,  Licensee shall be permitted (on a non-exclusive basis) to sell under such Regulatory Materials, Regulatory Approvals, and Pricing Approvals any inventories of Products in the Licensee Territory to the extent permitted pursuant to Section 12.5(f).   The Parties agree that any failure by Licensee to perform its obligation to transfer and assign the Product Marketing Authorization to VIVUS following termination in accordance with this section may cause irreparable harm to VIVUS, for which damages may not be an adequate remedy.  Therefore, in addition to its rights and remedies otherwise available at law, including, without limitation, the recovery of damages for breach of this Agreement, VIVUS shall be entitled to seek specific performance of such obligation, along with such other and further equitable relief as a court may deem proper under the circumstances.

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(e) Transition Assistance.   In the event of any early termination of this Agreement, to the extent the Transition Services Agreement has not expired, at VIVUS’ request, Licensee shall promptly transfer and assign to VIVUS all of Licensee’s rights, title, interest in, liabilities and obligations under the Transition Services Agreement; provided that, Licensee shall be responsible for any liabilities and obligations accrued by Licensee under the Transition Services Agreement prior to the effective date of such transfer and assignment, subject to VIVUS’ indemnification obligations under Section 10.1 hereof.  In the event of any termination of this Agreement other than termination by Licensee pursuant to Section 12.2(a) or 12.4,  Licensee shall provide reasonable assistance, at no cost to VIVUS, as may be reasonably necessary for VIVUS to commence or continue Developing, manufacturing and Commercializing the Products in the Licensee Territory, including without limitation, upon request of VIVUS, using commercially reasonable efforts to transfer any agreements or arrangements with distributors that apply solely to the sale or supply of Product in the Licensee Territory.

(f) Sell-Through of Inventory.   For a period of *** following the effective date of termination, Licensee, its Affiliates, and its sublicensees may sell or otherwise dispose of the inventory of Product then on hand or in production or for which substantial preparation for manufacture has been made or which they are legally obligated to supply, provided that this provision shall not limit, and Licensee shall satisfy, Licensee’s obligations under the Commercial Supply Agreement with respect to any minimum purchase requirements or related obligations thereunder.

(g) Sublicense Agreements.   The Parties agree that upon termination of this Agreement for any reason, all sublicenses granted by Licensee to Affiliates or Third Parties under the VIVUS Technology shall immediately terminate.

(h) Certain Pre-Termination Liabilities.   Following termination of this Agreement, Licensee shall retain liability for payment of all gross to net sales deductions (including returns, rebates and chargeback) of Products that were sold prior to the effective date of termination.  To the extent that that any such deductions are charged to or otherwise borne by VIVUS, Licensee shall reimburse VIVUS promptly (but in any event no later than *** following Licensee’s receipt of an invoice therefor.  For the avoidance of doubt, the foregoing is not intended to prevent Licensee from properly deducting the Net Sales Deductions when calculating Net Sales.

(i) Sales Volume.   Licensee shall use Commercially Reasonable Efforts to ensure that the average monthly sales volume of each Product leading up to the effective date of termination does not substantially exceed the average monthly sales volume of such Product for the *** period prior to date of the notice of termination, and in any event Licensee shall not take any affirmative action to cause such outcome.

12.6 Accrued Liabilities; Other Remedies.  Termination or expiration of this Agreement for any reason shall not release either Party from any liability or obligation that already has accrued prior to such expiration or termination (including any milestone or other payment that has been triggered by an event occurring prior to the effective date of termination or expiration), nor affect the survival of any provision hereof to the extent it is expressly stated to survive such

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termination.  Termination or expiration of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

12.7 Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by VIVUS and Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code.  The Parties agree that each Party, as licensee of certain rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code.  The Parties further agree that, in the event of (i) the commencement of a case by or against a Party (such Party, the “Debtor”) under the United States Bankruptcy Code, (ii) the rejection of this Agreement by the Debtor pursuant to section 365 of the United States Bankruptcy Code, and (iii) the election of the other Party to retain its rights under section 365(n)(1)(B) of the United States Bankruptcy Code, then the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such other Party and all embodiments of such intellectual property, which, if not already in such other Party’s possession, shall be promptly delivered to it following the rejection of this Agreement by the Debtor upon written request therefor by the other Party.

12.8 Survival. The following provisions shall survive any expiration or termination of this Agreement: ARTICLE 1, 10, 11, 13, 14 and Sections 7.6, 8.1, 12.5, 12.6, 12.7, and 12.8.
ARTICLE 13 Dispute Resolution

13.1 Disputes.  The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this ARTICLE 13 if and when a dispute arises under this Agreement.

(a) Referred from Committee. Any disputes, controversies or differences which may arise from the JSC pursuant to ARTICLE 3 shall be resolved in accordance with Section 3.5.

(b) Good Faith Resolution.   Any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, then upon the request of either Party, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one (1) in-person meeting between the chief executive officers of each Party.  If

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the matter is not resolved within *** following the request for discussions, either Party may then invoke the provisions of Section 13.2.

13.2 Arbitration.  Any dispute, controversy or claim arising out of or relating to the validity, construction, interpretation, enforceability, breach, performance, application or termination of this Agreement that is not resolved pursuant to Section 13.1, except for a dispute, claim or controversy under Section 13.10, shall be settled by binding arbitration administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures of JAMS then in effect (the “JAMS Rules”), except as otherwise provided herein.  The arbitration shall be governed by the United States Federal Arbitration Act, 9 U.S.C. §§ 1-16 (the “Federal Arbitration Act”), to the exclusion of any inconsistent state laws.  The United States Federal Rules of Civil Procedure shall govern discovery and the rules of evidence for the arbitration.  The arbitration will be conducted in New York, New York and the Parties consent to the personal jurisdiction of the United States federal courts, for any case arising out of or otherwise related to this arbitration, its conduct and its enforcement.  Any situation not expressly covered by this Agreement shall be decided in accordance with the JAMS Rules.

13.3 Arbitrator.  The arbitrator shall be one (1) neutral, independent and impartial arbitrator selected from a pool of retired federal judges or magistrates to be presented to the Parties by JAMS.  Failing the agreement of the Parties as to the selection of the arbitrator within ***, the arbitrator shall be appointed by JAMS in accordance with the JAMS Rules.

13.4 Decision.  The power of the arbitrator to fashion procedures and remedies within the scope of this Agreement is recognized by the Parties as essential to the success of the arbitration process.  The arbitrator shall not have the authority to fashion remedies which would not be available to a federal judge hearing the same dispute.  The arbitrator is encouraged to operate on this premise in an effort to reach a fair and just decision.  Reasons for the arbitrator’s decisions should be set forth in accordance with the JAMS Rules.  Such a written decision shall be rendered by the arbitrator following a full comprehensive hearing, no later than *** following the selection of the arbitrator as provided for in Section 13.3.

13.5 Award.  Any award shall be promptly paid in United States dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Applicable Law, be charged against the Party resisting enforcement.  Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this ARTICLE 13, and agrees that, subject to the Federal Arbitration Act, judgment may be entered upon the final award in any court of competent jurisdiction and that other courts may award full faith and credit to such judgment in order to enforce such award.  The award shall include interest from the date of the award until paid in full, at a rate fixed by the arbitrator and the arbitrator may, in his or her discretion, award pre judgment interest.  With respect to money damages, nothing contained herein shall be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages.  By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages.

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13.6 Costs.  Each Party shall bear its own legal fees.  The arbitrator shall assess his or her costs, fees and expenses against the Party losing the arbitration and shall require such losing Party to reimburse the other Party for all of its reasonable attorneys’ fees, costs, and disbursements arising out of the arbitration (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, and so on).  Notwithstanding the foregoing, if the arbitrator believes that neither Party is the clear loser, the arbitrator shall divide his or her costs, fees, and expenses according to his or her sole discretion, and each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration.

13.7 Injunctive Relief.  Provided a Party has made a sufficient showing under the rules and standards set forth in the Federal Rules of Civil Procedure and applicable case law, the arbitrator shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures after either Party submits in writing for arbitration claims requiring immediate relief.  Additionally, nothing in this ARTICLE 13 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

13.8 Confidentiality.  The arbitration proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information.  Except as required to comply with Applicable Laws, including rules and regulations promulgated by the SEC, The NASDAQ Stock Market or any securities exchanges, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party.  The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

13.9 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.
13.10 Patent and Trademark Disputes; Financing Entity Disputes.

(a) Notwithstanding anything to the contrary in this ARTICLE 13, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of the VIVUS Patents, Assigned Trademarks, Licensee Patents, Licensee Trademarks or Joint Patents shall be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

(b) Notwithstanding anything to the contrary in this ARTICLE 13, any Financing Entity may bring a proceeding in a court of competent jurisdiction located in the State of New York solely to enforce its rights under Sections 5.1(c),  13.10(b),  14.1,  14.5 and 14.8 hereof.  Such courts of competent jurisdiction located in the State of New York shall have the sole and exclusive jurisdiction to hear and adjudicate any claims pursuant to this Section 13.10(b).

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ARTICLE 14 Miscellaneous

14.1 Entire Agreement; Amendment.  This Agreement, including the Exhibits hereto, together with the letter agreement dated September 30th, 2016 between VIVUS and Hercules Capital, Inc., and the terms of the MTPC Agreement which are incorporated herein by reference, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.  Notwithstanding anything to the contrary in this Section 14.1, no amendment of the definitions of “Financing Entity,” “Financing Default,” “Qualified Assignee,” or “Permitted Assignment” or Sections 5.1(c),  13.1013.10(b),  14.1,  14.5 and 14.8 hereof that effects the rights of any Financing Entity shall be effective without the prior written consent of each Financing Entity.

14.2 Force Majeure.  Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall mean conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

14.3 Notices.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 14.3, and shall be deemed to have been given for all purposes when received, if hand-delivered or by means of facsimile, or one (1) Business Day after being sent by a reputable overnight delivery service.

If to VIVUS:VIVUS, Inc.
351 E.  Evelyn Ave.
Mountain View, CA 94041
Fax: (650) 934-5320

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Attention: General Counsel
Email: generalcounsel@vivus.com

With a copy to:Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Fax: (212) 310-8007
Attention: Michael A. Epstein
Email:michael.epstein@weil.com

If to Licensee:Metuchen Pharmaceuticals LLC

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

Facsimile: (908) 272-3084

Attention: Greg Ford

Email: GFord@kfe-llc.com

With a copy to:Mist Pharmaceuticals, LLC

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

Facsimile: (908) 272-3084

Attention: Keith Rotenberg, President

Email: krotenberg@mistpharma.com

With a copy to:Lowenstein Sandler LLP

65 Livingston Avenue

Roseland, New Jersey 07068

Facsimile:  (973) 597-2400

Attention:  Michael J. Lerner

Email: MLerner@lowenstein.com

14.4 No Strict Construction; Headings; Interpretation.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.  The definitions of the terms herein apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein will be construed

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as referring to such laws and any rules or regulations promulgated thereunder as from time to time enacted, repealed or amended, (c) any reference herein to any Person will be construed to include such Person’s successors and assigns (including any Financing Entity or Qualified Assignee, as applicable), (d) the words “herein”, “hereof’ and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, except as expressly provided in this Agreement, (f) as applied to a Party, the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (g) all references herein without a reference to any other agreement to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, and Exhibits of or to this Agreement.

14.5 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that (a) a Party may make such an assignment without the other Party’s consent to such Party’s Affiliate or to a successor to all or substantially all of the assets or business of such Party to which this Agreement pertains,  (b)  Licensee may assign this Agreement and any of Licensee’s rights or obligations hereunder as collateral to any Financing Entity pursuant to one or more Financing Documents without the consent of VIVUS or any other Person,  (c) neither the consent of VIVUS nor any other Person shall be required for the assignment of this Agreement and all of Licensee’s rights, obligations and liabilities hereunder (including any and all liabilities that accrued prior to such assignment, but excluding liabilities under Sections 9.4(b) and 10.2 hereof) to any Financing Entity upon the occurrence of a Financing Default, provided that at least five (5) Business Days prior to any transfer or assignment of this Agreement in accordance with the terms of this clause (c), such Financing Entity provides VIVUS with a general description of the Financing Entity’s business and operations or equivalent documentation,  and (d) neither the consent of VIVUS nor any other Person shall be required for the assignment of this Agreement and all of Licensee’s rights, obligations and liabilities hereunder by Licensee (with the consent of the Financing Entity, provided that the Licensee and the Financing Entity jointly provide timely notice to VIVUS of such consent) or any Financing Entity upon the occurrence of a Financing Default to any Qualified Assignee that is a successor to or assignee of all or substantially all of the assets or business of Licensee to which this Agreement pertains; provided that any assignment to a Financing Entity or a Qualified Assignee in connection with a Financing Default must also include an agreement, in writing, signed by such Financing Entity or Qualified Assignee, as applicable, to assume performance of all of Licensee’s rights and obligations, and assume all of Licensee’s outstanding liabilities (including any and all liabilities that accrued prior to such assignment,  but excluding liabilities under Sections  9.4(b) and 10.2 hereof), provided that in the case of clauses (c) and (d) above, with respect to any liabilities accrued by Licensee (including Licensee’s liabilities under Sections  9.4(b) and 10.2 hereof),  such Financing Entity and/or such Qualified Assignee, as applicable, shall, at VIVUS’ request and expense (which shall be limited to such Financing Entity’s or Qualified Assignee’s, as applicable, reasonable out-of-pocket-expenses), cooperate and provide reasonable assistance to VIVUS (including the providing, subject to a customary confidentiality agreement, of any relevant information to VIVUS in such Person’s possession) in

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connection with, and to support, VIVUS’ efforts to seek recovery for any Losses under Licensee’s insurance policy), thereunder (any of the foregoing assignments, a “Permitted Assignment”).  Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.5 shall be null, void and of no legal effect.  The VIVUS Technology shall exclude any intellectual property held or developed by a permitted successor of VIVUS prior to the transaction in which it became a successor of such Party, and the Licensee Technology shall exclude any intellectual property held or developed by a permitted successor of Licensee prior to the transaction in which it became a successor of such Party.

14.6 Records Retention.  Each of VIVUS and Licensee will maintain complete and accurate records pertaining to its activities under this Agreement, including records pertaining to Development or Commercialization of any Products and reports and information provided to any Regulatory Authority or other Governmental Authority, in accordance with Applicable Law.  Each of VIVUS and Licensee will retain such records for a duration prescribed by Applicable Law, but not in any event for less than *** after the Effective Date (or longer if a Party is notified, ordered or otherwise required to maintain such records for a longer period in connection with a legal proceeding or government investigation).

14.7 Governing Law.  Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

14.8 Successors and Assigns; No Third Party Beneficiaries.  This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  No provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than (i) the Parties and, to the extent provided in Sections 10.1 and 10.2, the Indemnified Parties and (ii) any Financing Entity solely with respect to Sections 5.1(c),  13.10(b),  14.1,  14.5, and this Section 14.8 (and the Parties hereto acknowledge and agree that each Financing Entity (including Hercules Capital, Inc.) is an express third-party beneficiary of such Sections 5.1(c),  13.10(b),  14.1,  14.5, and this Section 14.8).  Without limitation, this Agreement will not be construed so as to grant employees of either Party in any country any rights against the other Party pursuant to the laws of such country.

14.9 Performance by Affiliates.  Any obligation of VIVUS under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at VIVUS’ sole and exclusive option, either by VIVUS directly or by any Affiliate of VIVUS that VIVUS causes to satisfy, meet or fulfill such obligation, in whole or in part.  Any obligation of Licensee under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Licensee’s sole and exclusive

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option, either by Licensee directly or by any Affiliate of Licensee that Licensee causes to satisfy, meet or fulfill such obligation, in whole or in part.  Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party under the terms and conditions of this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

14.10 Further Assurances and Actions.  Each Party, upon the request of the other Party, without further consideration, will do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney, instruments and assurances as may be reasonably necessary to effect complete consummation of the transactions contemplated by this Agreement, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.  The Parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

14.11 Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

14.12 No Waiver.  Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the Party against whom the waiver is to be effective.  No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

14.13 Independent Contractors.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

14.14 Counterparts.  This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[Signature Page to Follow]

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In  Witness  Whereof, the Parties have caused this Agreement to be duly executed as of the date last signed below.

VIVUS, INC.	METUCHEN PHARMACEUTICALS LLC
By: /s/ Seth H. Z. Fischer	By: /s/ J. Gregory Ford
Name: Seth H. Z. Fischer	Name: J. Gregory Ford
Title: CEO	Title: CEO
Date: 9/30/2016	Date: 9/30/2016

Acknowledged and Agreed:

HERCULES CAPITAL, INC.
By: /s/ Melanie Grace
Name: Melanie Grace
Title: GC/CCO
Date: 9/30/2016

[Signature Page to License and Commercialization Agreement]

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SCHEDULES

Schedule 4.4(b)U.S. Product Launch Quantities

Schedule 9.2Disclosures to VIVUS’ Representations and Warranties

Schedule 9.3Disclosures to Assigned Trademarks Representations and Warranties

EXHIBITS

Exhibit AAssigned Trademarks

Exhibit BCommercial Supply Agreement

Exhibit CAdditional Financial Terms

Exhibit DPress Release

Exhibit ELetter Agreement

Exhibit FQuality Agreement

Exhibit GVIVUS Patents

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Schedule 4.4(b)

U.S. Product Launch Quantities, by dosage strength:

50 mg dosage strength – *** tablets;

100 mg dosage strength – *** tablets; and

200 mg dosage strength –  *** tablets.

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Schedule 9.2

Disclosures to VIVUS Representations, Warranties and Covenants

Certain matters listed herein are for informational purposes only, and no disclosure herein shall be deemed an acknowledgment that such fact, item, matter, circumstance, transaction or event is required to be so disclosed pursuant to the Agreement.  The inclusion of any fact, item, matter, circumstance, transaction or event in this Schedule 9.2 shall not be deemed to be an admission or representation that the fact, item, matter, circumstance, transaction or event is or is not “material” or would or would not have, individually or in the aggregate, a material adverse impact.  Additionally, matters reflected in this Schedule 9.2 shall not be used as a basis for interpreting the terms “material,” “materially,” “materiality,” “material adverse impact” or any other similar definition in the Agreement. The fact that certain information is contained herein is not an admission of liability under any applicable law or otherwise.  Further, any disclosure in this Schedule 9.2 relating to any possible breach or violation of any agreement, law or regulation shall not be construed as an admission or indication that any such breach or violation exists or has actually occurred.

This Schedule 9.2 shall not be deemed or interpreted to broaden any representations or warranties of VIVUS and is qualified in its entirety by reference to the specific provisions of the Agreement.

Section 9.2

1.	Hetero ANDA Filing

On June 20, 2016, VIVUS received a Paragraph IV certification notice from Hetero USA, Inc. indicating that it filed an ANDA with the FDA, requesting approval to market a generic version of STENDRA and contending that patents listed for STENDRA in the Orange Book at the time of the notice (U.S. Patents 6,656,935, and 7,501,409) (collectively “Patents-in-suit”) are invalid, unenforceable and/or will not be infringed by the manufacture, use or sale of a generic form of STENDRA as described in their ANDA. On July 27, 2016, VIVUS filed the Hetero Litigation addressed in Section 8.4(b) on the basis that Hetero’s submission of their ANDA to obtain approval to manufacture, use, sell, or offer for sale generic versions of STENDRA prior to the expiration of the Patents-in-suit constitutes infringement of one or more claims of those patents.

2.	Supplement Request

The FDA Assessment addressed in Section 5.2(b) remains unpaid.

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Schedule 9.3

Disclosures to Assigned Trademark Representations and Warranties

Certain matters listed herein are for informational purposes only, and no disclosure herein shall be deemed an acknowledgment that such fact, item, matter, circumstance, transaction or event is required to be so disclosed pursuant to the Agreement.  The inclusion of any fact, item, matter, circumstance, transaction or event in this Schedule 9.3 shall not be deemed to be an admission or representation that the fact, item, matter, circumstance, transaction or event is or is not “material” or would or would not have, individually or in the aggregate, a material adverse impact.  Additionally, matters reflected in this Schedule 9.3  shall not be used as a basis for interpreting the terms “material,” “materially,” “materiality,” “material adverse impact” or any other similar definition in the Agreement. The fact that certain information is contained herein is not an admission of liability under any applicable law or otherwise.  Further, any disclosure in this Schedule 9.3 relating to any possible breach or violation of any agreement, law or regulation shall not be construed as an admission or indication that any such breach or violation exists or has actually occurred.

This Schedule 9.3 shall not be deemed or interpreted to broaden any representations or warranties of VIVUS and is qualified in its entirety by reference to the specific provisions of the Agreement.

Section 9.3

1.

The SPEDRA mark in India is the subject of an opposition by Sun Pharma.  Sun Pharma did not pursue the opposition beyond an initial filing, but the Indian patent office has not yet indicated that the opposition is abandoned.

2.	There was previously an opposition to the STENDRA mark in Peru, which has since been resolved in VIVUS’ favor.

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EXHIBIT A
ASSIGNED TRADEMARKS

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EXHIBIT B
COMMERCIAL SUPPLY AGREEMENT

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EXECUTION VERSION

CONFIDENTIAL

COMMERCIAL SUPPLY AGREEMENT

THIS COMMERCIAL SUPPLY AGREEMENT (this “Agreement”) is dated as of September 30, 2016, by and between VIVUS, Inc., a Delaware corporation with its principal place of business at 351 E.  Evelyn Avenue, Mountain View, CA 94041 (“VIVUS”), and Metuchen Pharmaceuticals LLC, a limited liability company organized under the laws of Delaware, having its principal place of business at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016 (“Purchaser”).  VIVUS and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, VIVUS and Purchaser have entered into a separate License and Commercialization Agreement (the “License Agreement”), effective as of the date of this Agreement, pursuant to which VIVUS granted to Purchaser an exclusive license in the Purchaser Territory for, among other things, the development and commercialization of the therapeutic drug known as Stendra® (avanafil);

WHEREAS, Purchaser desires to purchase the Product from VIVUS, and VIVUS desires to supply the Product to Purchaser, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS

Capitalized terms not expressly defined herein shall have the same meaning as set forth in the License Agreement.

“API” has the meaning set forth in Section 2.10.

“Binding Forecast” has the meaning set forth in Section 2.3.

“cGMP” means current Good Manufacturing Practices, that is, the current standards for the manufacture, processing, packing, testing, shipping, and holding of drug active ingredients in the United States, as set forth in the Act and applicable regulations promulgated thereunder (including without limitation 21 C.F.R. Parts 210 and 211), as amended from time to time, and the equivalent laws in the countries of the Purchaser Territory, as applicable, or any other jurisdiction that may be applicable to the conduct of such activities in relation to the Product.

“Current Inventory” means VIVUS’ inventory of Product on hand as of the Effective Date, as specified on Exhibit D to this Agreement.

“Effective Date”  means October 1, 2016.

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“Financing Default” means (a) Purchaser’s default under the Financing Documents, or the occurrence of an event of default under the Financing Documents, if such default or event of default gives rise to a right by a Financing Entity to exercise remedies under the Financing Documents, and (b) any of (i) a consensual resolution of such default or event of default whereby Purchaser agrees to assign this Agreement and Purchaser’s rights and obligations arising hereunder to a Financing Entity or a Qualified Assignee (with written notice of such resolution provided jointly by Purchaser and such Financing Entity or Qualified Assignee to VIVUS), (ii) the entry of a final, non-appealable order by a court of competent jurisdiction authorizing the sale and/or assignment of this Agreement and Purchaser’s rights and obligations arising hereunder to a Financing Entity or a Qualified Assignee, or (iii) the exercise by a Financing Entity of its rights and remedies as a secured creditor in respect of the Debt Facility under the Financing Documents in accordance with applicable law, provided that such Financing Entity provides written notice to VIVUS of such exercise of such rights and remedies.

“Financing Document” means any loan, security or other agreement or agreements pursuant to which a Financing Entity provides a Debt Facility to Purchaser.

“Financing Entity” means any Person that provides Purchaser with debt financing secured by an assignment of Purchaser’s contractual rights under this Agreement as collateral (a “Debt Facility”) and each successor and assign of such Person’s rights in and to such Debt Facility (but excluding any such Person and/or such Person’s successors and/or assignees upon the exercise of remedies by such Person pursuant to the related Financing Documents). The Parties acknowledge that (i) Hercules Capital, Inc., as “Agent”, and each of the “Lenders” (as such terms are defined in the Loan and Security Agreement dated as of September 30, 2016, by and between Purchaser and Hercules Capital, Inc., as Agent, and the related Loan Documents as defined therein (the “Hercules Loan Agreements”)), are Financing Entities and (ii) the Hercules Loan Agreements are Financing Documents.

 “Finished Product” means Product that is fully packaged and labeled in accordance with the FDA-approved NDA (or foreign equivalent, as applicable in the countries of the Purchaser Territory).

“Forecast” has the meaning set forth in Section 2.2.

“GAAP” means then-current generally accepted accounting principles in the United States, consistently applied during the applicable calculation period by the applicable Party.

“Initial Period” means the period beginning on the Effective Date and ending on the *** of the Effective Date.

“License Agreement” has the meaning set forth in the recitals above.

“Manufacturing Cost”  means VIVUS’ actual out-of-pocket costs in obtaining, transporting, and storing raw materials for manufacturing Product and in having the Product manufactured, tested, and supplied to Purchaser hereunder, including transfer prices paid to Sanofi

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and other Third Party manufacturers.  The current Manufacturing Cost for Product manufactured by Sanofi shall be as set forth in Exhibit B.  The Manufacturing Cost may be adjusted on a periodic basis (at least annually) to reflect variances between actual and estimated costs, and such adjusted Manufacturing Cost shall be calculated based on estimated costs (including, Sanofi’s (or any other Third Party manufacturer’s) price increases, currency exchange rate fluctuations, yield loss adjustments, and other variables in cost), as determined by VIVUS in good faith and in accordance with its standard procedures.  VIVUS will use Commercially Reasonable Efforts to (i) consult with Purchaser prior to the implementation of any non-routine Manufacturing Cost adjustment that is beyond the scope of any cost adjustments contemplated under the relevant supply arrangement between VIVUS and Sanofi, and (ii) provide all relevant supporting documentation detailing any such Manufacturing Cost adjustments.

“Minimum Purchase Obligation” means the quantities of Product described in Exhibit C.

“Permitted Assignment” has the meaning set forth in Section 16.6.

“Person” means an individual, corporation, partnership, limited liability company, trust, association, joint venture, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

“Price” means Manufacturing Cost plus *** percent (***%) ***.

“Product” means formulated tablets containing Compound in bulk form which, if appropriately packaged and labeled would constitute the pharmaceutical product known as Stendra®, as described in the FDA-approved NDA for such product (as such NDA may be modified in the future in accordance with this Agreement and/or the License Agreement).

“Product Recall” means a recall, product withdrawal, or field correction of any Product or Finished Product.

“Product Shortage” means a circumstance, whether or not the result of a force majeure, in which VIVUS is unable to supply Product to Purchaser in compliance with the terms and conditions of this Agreement in the quantities sufficient to meet Purchaser’s requirements of Product as set forth in outstanding Purchase Orders and/or the Binding Forecast.

“Purchase Orders” has the meaning set forth in Section 2.3.

“Purchaser Territory” means the “Licensee Territory” as defined in the License Agreement.

“Qualified Assignee”  means a Person (a) operating in the pharmaceuticals industry that has the financial resources, technological and regulatory expertise, and operational capabilities reasonably required to perform all of Purchaser’s obligations under this Agreement, and (b) for which Purchaser (or a Financing Entity or such Person, as applicable) has, at least five (5) Business Days prior to any transfer or assignment of this Agreement in accordance with the terms hereof,

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provided VIVUS with such information reasonably necessary to determine such Person’s resources, expertise, and capabilities to perform under this Agreement.

“Quality Agreement” has the meaning set forth in Section 5.4.

“Renewal Period” means each successive two-year renewal period beginning upon the expiration of the Initial Period.

“Sanofi” means the following affiliated manufacturing entities:  (a) for API, Sanofi Chimie and (b) for bulk tablet of Products, Sanofi Winthrop Industrie.

“***” has the meaning set forth in Section 2.5(b).

“Specifications” means the specifications, standards, limits, criteria and other requirements for or related to the Product provided hereunder, as set forth in Exhibit A or otherwise agreed to by the Parties in writing.

“Supply Disruption” has the meaning set forth in Section 2.8.

“Term” has the meaning set forth in Section 9.1.

2.	SUPPLY OF PRODUCTS
2.1 Supply of Product.

(a) Supply and Purchase of Product.  During the Term, and subject to the provisions herein, VIVUS shall manufacture, test, and supply the Product to Purchaser or its designee, directly or through one or more Third Party subcontractors.  Purchaser shall purchase the Product from VIVUS, and VIVUS shall supply Product to Purchaser, pursuant to Purchase Orders submitted to VIVUS by Purchaser, from time to time in accordance with Section 2.3.  VIVUS shall ensure that the Product manufactured by Sanofi on behalf of VIVUS and delivered to Purchaser (other than shipments out of the Current Inventory pursuant to Section 2.5) has a minimum remaining shelf life of not less than ***.

(b) VIVUS’ Third Party Supplier.  Without limiting or modifying any of VIVUS’ obligations under this Agreement, Purchaser acknowledges that, as of the Effective Date, VIVUS obtains Product solely from Sanofi and that VIVUS will continue to obtain Product solely from Sanofi unless and until VIVUS, with the assistance and cooperation of Purchaser, is able to qualify with the FDA a Third Party manufacturer with the ability to manufacture Product in accordance with the Specifications, cGMP, and Applicable Law as a manufacturer of Compound and bulk tablets of Product.  Purchaser agrees to cooperate and provide any such assistance at VIVUS’ reasonable request.

(c) Exclusive Arrangement.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from VIVUS, and VIVUS agrees to manufacture and provide to Purchaser, all of Purchaser’s requirements for Product.  VIVUS shall be free to supply Product to any Third Party worldwide, subject to the exclusive rights granted to Purchaser and obligations assumed by VIVUS pursuant to the License Agreement.

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2.2 Forecasts.  Purchaser will submit to VIVUS, no later than the *** preceding the start of every ***  (i.e.,  ***) during the Term, a rolling forecast (“Forecast”) setting forth an estimate of the total quantity of Product that Purchaser reasonably believes it will purchase during the *** commencing with the beginning of the subsequent ***, along with estimated shipment dates.  Such Forecast shall not be binding on either Party except as provided in this Agreement.

2.3 Purchase Orders.  Purchaser shall purchase Product by written purchase orders (“Purchase Orders”), submitted to VIVUS at least *** in advance of the desired shipment date specified therein.  For each calendar quarter, Purchaser shall be required to submit Purchase Orders for at least *** percent (***%) of the quantities in the Forecast for such *** submitted by Purchaser to VIVUS *** prior to the start of such *** (the “Binding Forecast”), and VIVUS will have no obligation to supply Product in excess of *** percent (***%) of the quantity specified in such Binding Forecast, but will use Commercially Reasonable Efforts to supply such excess Product.  Each Purchase Order shall specify, at a minimum, the applicable volume of each dosage strength of Product ordered, and the requested delivery date.  Upon receipt of a Purchase Order, subject to the provisions of Section 2.1, VIVUS shall supply the Product in such quantities and deliver the Product to Purchaser (or Purchaser’s designee) on such delivery dates.  VIVUS is not obligated to accept verbal orders of any kind for the supply of Product hereunder.  To the extent there is any conflict or inconsistency between this Agreement and any Purchase Order, this Agreement shall govern.  If a new Third Party manufacturer has been appointed by VIVUS, then the lead times (i.e. the time between the finalizing of a Purchase Order and the delivery of the Product) for Purchase Orders set forth above may not be lengthened without the prior written consent of Purchaser, not to be unreasonably withheld, conditioned, or delayed.

2.4 Minimum Purchase Requirements.  For 2016 and for each subsequent calendar year during the Term, Purchaser shall be required to either (a) purchase no less than the Minimum Purchase Obligation from VIVUS in accordance with the terms of this Agreement or (b) *** as it relates to *** to ***.  For clarity, upon any termination of this Agreement other than by Purchaser under Section 9.2(a) or pursuant to Section 9.4, Purchaser’s obligations under Section 2.4 shall accelerate for the entire then‑current Initial Period or Renewal Period, as applicable, and become due, and Purchaser shall be required *** to *** for the entire then‑current Initial Period or Renewal Period, as applicable.  VIVUS acknowledges and agrees that VIVUS’ sole remedy for Purchaser’s failure to meet its Minimum Purchase Obligation is set forth in this Section 2.4 and that the Minimum Purchase Obligation is not a guarantee by Purchaser that any specific sales level will be obtained with respect to the Product.  With respect to the minimum purchase requirements for 2016 only, any quantities of bulk Product purchased in excess of the Minimum Purchase Obligation for 2016 shall be credited against the Minimum Purchase Obligation for 2017 as set forth in Exhibit C.  Purchaser’s orders of Current Inventory (including the order made pursuant to Section 2.5(b) below) shall not be counted towards the satisfaction of the Minimum Purchase Obligation.

2.5 Initial Shipments of Product.

(a) The Current Inventory of Product is, as of the Effective Date, being stored at *** at ***.  Upon payment in full to VIVUS of the lesser of (i) the aggregate Manufacturing Cost for the full quantities of Product in the Current Inventory and (ii) $***, VIVUS shall transfer to Purchaser ownership of the Current Inventory, in accordance with this Section 2.5.

(b) Purchaser hereby submits a binding order for the full quantities of the Current Inventory.  As set forth in Section 3.1, the transfer price for the quantities of Product ordered pursuant to this Section 2.5(b) shall be the Price.  Upon payment in full to VIVUS of the Price for the full quantities of

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Product in the Current Inventory, Current Inventory will be sold to Purchaser EXW (Incoterms 2010) *** facilities and title to such quantities of Product shall automatically pass to Purchaser.

(c) For all Product transferred to Purchaser under this Section 2.5, Purchaser shall be responsible, at Purchaser’s sole cost, for transport and distribution of such Product.  Purchaser may use any Third Party that it designates for Product packaging, but Purchaser shall be responsible for the cost of validation if the packager is any Third Party other than ***, as well as any costs associated with transporting Product to such other packager.  VIVUS shall ensure that all Current Inventory delivered to Purchaser under this Agreement has a minimum remaining shelf life of not less than ***.

2.6 Delivery and Shipping Terms.  Product supplied hereunder shall be shipped EXW (Incoterms 2010) Sanofi’s manufacturing facility (or, if applicable, the manufacturing facility of any other manufacturer being utilized by VIVUS for manufacturing Product) directly to the packaging facility or other location designated by Purchaser.  Title to the Product and risk of loss shall pass to Purchaser at the time of delivery of the Product to the Third Party shipper at the loading dock of the manufacturing facility.  Purchaser shall arrange for all shipping, insurance freight, custom duties, and other charges associated with, the shipment, and the cost of the foregoing will be paid by Purchaser.  VIVUS shall issue (or shall have its manufacturer issue) to Purchaser in advance of shipment a Certificate of Analysis (each, a “COA”) and Certificate of Compliance (each, a “COC”) for each shipment of Product (including Current Inventory) delivered to Purchaser.  Each COA shall be accompanied by batch documentation for each lot of delivered Product and shall certify that the Product conforms to the Specifications, this Agreement, and the Quality Agreement along with the results of such analysis and any supporting data.  Purchaser will be under no obligation to accept any shipment of Product for which VIVUS has not provided a COA and/or COC or which Purchaser reasonably believes does not comply with the COA or COC at the time the Product was delivered to Purchaser.  VIVUS will be responsible for any out-of-pocket costs incurred by Purchaser with respect to the storage, shipment, return, or at VIVUS’ direction, destruction, of such non-conforming shipment.

2.7 Packaging and Labeling.  VIVUS will supply Product to Purchaser in the form of bulk tablets.  Purchaser shall be responsible, at its sole expense, for packaging and labeling the Product for commercial sale.  Any labels, product inserts, and other packaging for the Product shall be consistent with then-current approved NDA for the Product and with Applicable Law.  VIVUS’ name will not appear on the label or anywhere else on the commercial packaging of the Product unless: (a) required by any Applicable Laws; (b) VIVUS consents in writing to the use of its name; or (c) such Product is in the Current Inventory.

2.8 Supply Disruption.  If VIVUS is unable to supply confirmed orders to Purchaser with respect to the quantity or the delivery date (a “Supply Disruption”), or if VIVUS believes that a Supply Disruption is reasonably likely to occur based on Purchaser’s confirmed and/or forecasted orders, VIVUS shall provide Purchaser with prompt written notice of such inability or belief.  In the event of a Supply Disruption, VIVUS shall be obliged to allocate the available Product among Purchaser and any other licensees and/or authorized distributors of Product worldwide, *** based on the volume of Product orders of Purchaser and such other licensees and distributors.  The “volume of Product orders” will be calculated based on (a) orders for Product that were delivered during the preceding *** or that are then in transit (excluding in each case any orders where payment therefor is delinquent), and (b) the binding portion of any outstanding purchase orders or forecasts.  In the event of a Supply Disruption, notwithstanding Section 2.1(c), Purchaser shall be permitted to obtain from another source the quantities of Product that VIVUS is unable to supply.  In the absence of gross negligence or willful misconduct, this Section 2.8 describes Purchaser’s sole and exclusive remedy, and VIVUS’ sole and exclusive liability, for any Supply

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Disruption; provided, that if VIVUS actually recovers direct contract damages from its Third Party manufacturer or supplier in connection with a Supply Disruption, VIVUS shall pass through to Purchaser its allocable portion (which shall be calculated and allocated *** based on the volume of Product orders of Purchaser and such other licensees and distributors, as described above in this Section 2.8)  of such recovery amount.  In the event of any Supply Disruption that results in more than *** percent (***%) of ordered Product in any *** period arriving at the delivery location more than *** after the intended delivery date, Purchaser shall be relieved of any further obligation during the then-current *** to purchase the Minimum Purchase Obligation for ***; provided that to the extent any such Supply Disruption results in the delivery of any such quantity of Product after *** of the relevant ***, such late-delivered quantities shall be credited against the Minimum Purchase Obligation of the immediately following ***.  In the event a Supply Disruption affects the quantities of Product available for Commercialization in a subsequent ***, the Parties will meet and negotiate in good faith a possible reduction of the Minimum Purchase Obligation for such subsequent ***, which reduction shall take into account (i) the reasonably likely commercial effect of the Supply Disruption and (ii) VIVUS’ respective minimum purchase obligations under any arrangements or agreements with any Third Parties (including Sanofi).

2.9 Post-Delivery Handling and Release.  After delivery of the Product to Purchaser in accordance with the terms of this Agreement and the Quality Agreement, any handling, storage, quality control, quality assurance, and the release of the Product shall be the sole responsibility of Purchaser or its designated Third Party.

2.10 Stability Testing.  VIVUS shall be responsible for conducting all stability testing required under the NDA with respect to the active pharmaceutical ingredient in the Compound (“API”) and the bulk Product, and Purchaser shall be responsible for conducting such stability testing with respect to the Finished Product.  VIVUS shall, at Purchaser’s reasonable request and expense, use Commercially Reasonable Efforts to (a) make relevant VIVUS personnel available for consultation during normal business hours and (b) provide underlying documentation, in each case (a) and (b), for analytical methods transfer, including supply of API standard and impurities per Product specification.

2.11 Technology Transfer.

(a) Cooperation.  Upon (i) termination of this Agreement by Purchaser as a result of VIVUS’ uncured material breach, (ii) in the event of a Supply Disruption, (iii) upon mutual agreement of the Parties on a Supply Chain Transfer Plan in accordance with Section 6.2 of the License Agreement, (iv) in the event that VIVUS provides a notice to Purchaser under Section 2.8, (v) upon an event of Force Majeure preventing the timely supply of Product hereunder for a period anticipated to exceed ***, or (vi) upon a breach by VIVUS which permits Purchaser to terminate this Agreement, VIVUS shall provide Purchaser with such assistance and any VIVUS Know-How Controlled by VIVUS, as reasonably necessary for manufacturing, formulating and/or packaging of the Product, as the case may be (a “Technology Transfer”).  In connection with the foregoing, Purchaser shall be permitted to consult with VIVUS’ technical personnel on the specified manufacturing activities and, to the extent necessary, VIVUS shall use Commercially Reasonable Efforts to permit Purchaser to consult with VIVUS’ Third Party manufacturers.  Purchaser, in its sole discretion, shall choose whether to exercise its rights in connection with a Technology Transfer.

(b) Manufacturing Rights.  Notwithstanding any Technology Transfer pursuant to Section 2.11(a), Purchaser’s right to manufacture or have manufactured Product shall be limited to the rights described in Section 2.2 of the License Agreement, plus the additional manufacturing rights described in Section 2.8 in connection with a Supply Disruption.

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(c) Technology Transfer Costs.  In connection with a Technology Transfer pursuant to Section 2.11(a)(iii), Purchaser shall be responsible for paying VIVUS’ actual costs and expenses incurred in connection with such Technology Transfer, including FTE costs, out-of-pocket expenses and any technology transfer fees payable to any other Third Party; provided,  however, VIVUS shall bear all costs related to any Method Transfer and any other transfer costs, for which the related work has been performed prior to the Effective Date (collectively, “Technology Transfer Costs”).  In connection with a Technology Transfer pursuant to Section 2.11(a)(i), (ii), or (v), VIVUS shall be responsible for the Technology Transfer Costs.  In connection with a Technology Transfer pursuant to Section 2.11(a)(iv), Purchaser shall be responsible for the Technology Transfer Costs unless and until a Supply Disruption shall have occurred, in which event VIVUS shall be responsible for such Technology Transfer Costs, including reimbursing Purchaser for those already paid by Purchaser.

2.12 Notice Right; Step-In Right.  VIVUS shall provide Purchaser with prompt written notice of any breach or alleged breach, including without limitation any notice of such breach or alleged breach provided by any Third Party manufacturer of API or bulk Product and shall provide Purchaser with copies of any documentation and correspondence between any Third Party manufacturer and VIVUS regarding such breach including written summaries of any oral discussions.  In the event that VIVUS is in breach of any such manufacturing or supply agreement with a Third Party manufacturer, it shall promptly provide to Purchaser a written plan of action to remedy or cure such breach and shall keep Purchaser promptly informed of its progress or any changes to such plan of action.  If VIVUS is unable to cure such breach, then, unless VIVUS is disputing such breach in good faith, at Purchaser’s election VIVUS shall use Commercially Reasonable Efforts to cause such Third Party manufacturer to ***.  VIVUS may condition disclosure of attorney-client privileged information or attorney work product on the Parties’ execution of a joint defense agreement, common interest agreement, or similar agreement intended to preserve attorney-client and attorney work product privileges under Applicable Law, in a form reasonably acceptable to VIVUS.

2.13 Adjustments Related to Third Party Manufacturers.  VIVUS will not at any time during the Term take any action that could reasonably be expected to result in a breach of any agreement between VIVUS and any Third Party manufacturer or supplier.  VIVUS shall provide Purchaser with advance written notice of any material amendment, waiver of rights, termination or modification of any agreement between VIVUS and any Third Party manufacturer or supplier, and VIVUS will not agree to any amendment, waiver of rights, termination or modification of any agreement between VIVUS and any Third Party manufacturer or supplier that (a) that would reasonably be expected to result in (i) any non-routine increase in the Price, (ii) any early termination of this Agreement, or (iii) any increase in the Purchaser’s Minimum Purchase Obligations or (b) has, or would reasonably be expected to have, any other  material negative effect on Purchaser, in each case (a) and (b), without the prior written consent of Purchaser, which shall not be unreasonably withheld, conditioned, or delayed.

2.14 API Purchase Option.  If VIVUS obtains the right to satisfy its minimum purchase obligations under all relevant manufacturing and/or supply agreements with Sanofi and/or any other relevant Third Party manufacturer (as applicable) by purchasing a combination of API and Product in lieu of solely Product from Sanofi and/or such other relevant Third Party manufacturer (as applicable), then the Parties shall discuss in good faith an option for Purchaser to fulfill its obligations under this Agreement by purchasing API in lieu of or in addition to Product, and possible adjustments or supplements to this Agreement to provide for the supply of API on comparable terms and conditions as for the supply of Product contained herein, including (a) a price for API and quantities for the API minimum purchase obligations, which appropriately take into account both purchases of Product and API, and (b) revisions to Section 4.2 and ARTICLE 5 to reflect, on a basis substantially comparable to the provisions set forth herein, that

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Purchaser will be buying and VIVUS shall be supplying API in lieu of or in addition to Product.    VIVUS shall use Commercially Reasonable Efforts to negotiate in good faith with Sanofi or any other Third Party manufacturer, as applicable, to obtain the rights to satisfy its minimum purchase obligations by purchasing a combination of API and Product.

3.	PRICE; PAYMENT

3.1 Prices for Product.  Purchaser shall pay to VIVUS the Price for the units of Product supplied to Purchaser pursuant to this Agreement.  Purchaser shall be solely responsible for determining the price at which it will re-sell the Product.

3.2 Payment.  VIVUS shall provide to Purchaser written invoices setting forth the amount payable by Purchaser with respect to quantities of Product sold hereunder, including the Price applied by VIVUS to each dosage strength of Product.  Purchaser shall pay VIVUS for Product in the amount invoiced by VIVUS within *** from the date of invoice, which invoice shall be issued at the delivery date.  If Purchaser is legally required to withhold any Taxes from payments due hereunder, Purchaser shall (a) deduct such Taxes from the payment made to VIVUS, and (b) timely pay the taxes to the proper taxing authority.  Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect and shall discuss in good faith how to solve any situation where VIVUS may not deduct such payment for reasons beyond VIVUS’ reasonable control.  Solely for purposes of this Section, “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties and additions thereto) that are imposed by the applicable government or other taxing authority.

3.3 Records; Audit.  VIVUS shall maintain complete and accurate books and records in accordance with GAAP in sufficient detail to permit Purchaser to confirm the accuracy of the Manufacturing Costs, and any other financial measure relating to the Price of the Product payable under this Agreement, for a period of *** from the creation of individual records or any longer period required by Applicable Law.  At Purchaser’s request, such records shall be available for review at a Purchaser’s headquarters located at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016, or a mutually agreeable location determined by Parties not more than once each calendar year (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent Third Party auditor selected by Purchaser and approved by VIVUS (such approval not to be unreasonably withheld, conditioned, or delayed) and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 11 of the License Agreement for the sole purpose of verifying for Purchaser the accuracy of the Manufacturing Costs and Price paid by Purchaser pursuant to this Agreement or of any payments made by Purchaser to VIVUS pursuant to this Agreement.  Any such auditor shall not disclose VIVUS’ Confidential Information to Purchaser, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by VIVUS or the amount of payments due by VIVUS under this Agreement.  Any undisputed amounts finally determined to be owed but unpaid shall be paid within *** from the accountant’s report.  Any amounts finally determined to have been overpaid will either be refunded to Purchaser or credited to Purchaser against future payments to VIVUS hereunder, at Purchaser’s option.  Purchaser shall bear the full cost of such audit unless such audit reveals an underpayment or under-reporting error of *** percent (***%) or more during the applicable audit period, in which case VIVUS shall bear the full cost of such audit.

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4.	REPRESENTATIONS, WARRANTIES AND COVENANTS
4.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows, as of the Effective Date:

(a) Corporate Existence and Power.  It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has all requisite power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement.

(b) Authority and Binding Agreement.  It has the requisite power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c) Consents.  All necessary consents, approvals and authorizations of all governmental authorities and other Third Parties required to be obtained by it in connection with the execution, delivery and performance of this Agreement have been obtained by it.  For the avoidance of doubt, Purchaser shall be solely responsible for obtaining any product and/or distribution license from the applicable Governmental Authority so as to be able to sell and market the Product in a particular jurisdiction.

4.2 Product Representations and Warranties of VIVUS.

(a) Compliance.  VIVUS warrants that it will ensure that all Product will be manufactured and tested in conformity with this Agreement, the License Agreement, cGMP, the Specifications, and the Quality Agreement.

(b) Conformity with Specifications.  VIVUS warrants that it will and will cause its Third Party suppliers to ensure that all Product manufactured by or on behalf of VIVUS and sold to Purchaser pursuant to this Agreement will at the time of delivery to the common carrier for such Product (i) meet the Specifications, (ii) not be misbranded or adulterated and (iii) will be in compliance with all Applicable Laws.

(c) No Liens.  VIVUS warrants that all Product delivered to Purchaser pursuant to this Agreement will, at the time of such delivery, be free and clear of all liens, encumbrances, security interests and other encumbrances.

VIVUS’ obligations as provided in Section 10.1 and Section 6.2 shall be the sole and exclusive remedies available to Purchaser with respect to Product that fails to meet the product warranties set forth in Section 4.2.

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4.3 Other Representations and Warranties of VIVUS.

(a) Performance.  VIVUS will perform its obligations under this Agreement, and will use Commercially Reasonable Efforts to cause any Third Party supplier to perform their manufacturing obligations with respect to the Product, in a professional manner with requisite skill, care and diligence and in accordance with the industry standards.  VIVUS will maintain, and will use Commercially Reasonable Efforts to cause its Third Party suppliers to maintain, appropriately qualified and trained personnel, adequate premises and space, suitable equipment, correct materials, containers and labels, suitable storage and the knowledge and experience to carry out satisfactorily the work ordered by Purchaser.

(b) Compliance with Applicable Laws.  During the Term of this Agreement, VIVUS will comply with, and will use Commercially Reasonable Efforts to cause its Third Party suppliers to comply with, all Applicable Laws to the conduct of its business and manufacture of Product in the performance of this Agreement and will hold, or will cause its Third Party manufacturers to hold, all permits and authorizations necessary to fulfill its obligations under this Agreement.

(c) Compliance with Certain Agreements.  VIVUS is in compliance in all material respects with, and will at all times remain in compliance in all material respects with, and has not received any notice of breach pursuant to any agreement relating to the manufacture of Product.  To the Knowledge of VIVUS, as of the Effective Date, (i) Sanofi is not in breach of the Manufacturing and Supply Agreement, and (ii) Sanofi is in compliance with such agreement in all material respects.

(d) Debarment.  VIVUS represents and warrants that it has not been debarred, nor is it under consideration to be debarred, and that it will not knowingly use in any capacity in connection with the manufacturing or services hereunder any person (including Third Party manufacturers) who has been debarred, nor is under consideration to be debarred by the FDA and/or TPD, the subject of a pending debarment pursuant to the Act, or who is the subject of a conviction described in such section.  VIVUS will inform Purchaser in writing immediately upon becoming aware thereof if it or any person (including Third Party manufacturers) who is performing manufacturing or any services hereunder is debarred or is the subject of a conviction described in section 306 of the Act, or if any action, suit, claim, investigation, or proceeding is pending, or to the best of VIVUS’ knowledge, is threatened, relating to the debarment or conviction of VIVUS, or any person performing manufacturing or services pursuant to this Agreement.

4.4 Covenants of Purchaser.  Purchaser hereby covenants not to sue the VIVUS Indemnified Parties (as defined in Section 10.2 hereof), and shall defend, indemnify and hold harmless the VIVUS Indemnified Parties from and against any and all Losses incurred by the VIVUS Indemnified Parties, for any such VIVUS Indemnified Parties’ compliance with any Financing Entity’s notice of its exercise of rights and remedies under the Financing Documents in connection with any Financing Default (including during the pendency of any dispute between Purchaser and the Financing Entity relating to or arising under the Financing Documents, provided that the Financing Entity provides written notice to VIVUS of such exercise of such rights and remedies).

4.5 No Other Representations or Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 4 OR THE LICENSE AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF VIVUS.  ALL OTHER REPRESENTATIONS AND

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WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.
5.	QUALITY

5.1 General.  VIVUS shall be responsible for establishing and maintaining such procedures for implementing corrective and preventive actions with respect to the manufacturing of the Product as required by Applicable Law, cGMP, and the Quality Agreement.  VIVUS shall cooperate with Purchaser at VIVUS’ expense in determining the cause of any quality problems involving the Product, identifying corrective actions, and ensuring the implementation and effectiveness thereof VIVUS shall implement such corrective actions with respect to the Product, and shall provide Purchaser with written confirmation upon the completion thereof.

5.2 Notice of Failure to Meet Specifications.  Each Party shall notify the other Party immediately after the discovery that any lot of Product sold to Purchaser failed to comply with its applicable Specifications at the time of delivery or was not manufactured in accordance with Applicable Laws, including without limitation cGMP.  VIVUS will immediately make, at its sole expense, such further internal investigation of any failure to meet these requirements as is reasonable under the circumstances and otherwise consistent with its obligations hereunder and shall use its best efforts to remediate such failure, which shall include the replacement of the quantity of non-conforming Product at no cost to Purchaser, as promptly as reasonably practicable.

5.3 Changes to Specifications.

(a) Changes Requested by Purchaser.  VIVUS will not be required to implement any requests by Purchaser to change the manufacturing process, Specifications, or any testing method with respect to the Product, but VIVUS shall consider any such requests in good faith.

(b) Changes Requested by VIVUS.  VIVUS will provide Purchaser with advance notice of any material changes to procedures, Specifications, methods (including testing methods) or standard operating procedures relating to the manufacture or supply of the Product and VIVUS will not make or permit any such changes without the prior written consent of Purchaser if such change is (i) inconsistent with the then-current approved NDA for the Product, (ii) reasonably likely to have a material adverse effect on VIVUS’ ability to comply with the terms of this Agreement, including any Product delivery timelines hereunder, or (iii) otherwise reasonably likely to have an adverse impact on the Commercialization of the Product in the Purchaser Territory.

(c) Changes Required by Applicable Law.  VIVUS will promptly, at its own expense, implement any changes to any procedures, Specifications, methods (including testing methods) or standard operating procedures relating to the manufacture or supply of the Product required by Applicable Law or the NDA (collectively, “Required Manufacturing Changes”); provided that Purchaser shall be responsible for any and all expenses arising from any such changes required by any changes to the NDA submitted to any Regulatory Authority by the Purchaser without VIVUS’ prior written consent.

(d) Cost of Manufacturing Changes.  Prior to a Supply Chain Transfer, VIVUS will be solely responsible for all internal and external costs, including, without limitation, obsolete raw materials, regulatory filings, work-in-process, and Product, (i) associated with Required Manufacturing Changes, and (ii) all costs associated with any other manufacturing changes not requested by Purchaser.  Prior to a Supply Chain Transfer, Purchaser shall be responsible for such costs only in the event such

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manufacturing change is requested by Purchaser and is not otherwise required by Applicable Law or the NDA; provided that Purchaser shall also be responsible for any and all expenses arising from any such changes required by any changes to the NDA submitted to any Regulatory Authority by the Purchaser without VIVUS’ prior written consent.

5.4 Quality Agreement.  Concurrent with the execution of this Agreement, the Parties have entered into a separate quality agreement governing the agreed-upon Specifications and other technical aspects of supply of Products to Purchaser hereunder (the “Quality Agreement”).  In the event of any inconsistency between this Agreement and the Quality Agreement, this Agreement shall control, except with respect to quality assurance matters.  VIVUS agrees to use its Commercially Reasonable Efforts to have three-way quality agreements put into place with Purchaser and VIVUS’ Third Party manufacturers.

6.	ACCEPTANCE AND REJECTION PROCEDURES

6.1 Inspection.  Purchaser or its designee shall promptly, upon arrival on its site, carefully inspect each shipment of Product for transport damages, losses and shortfalls.  Apparent defects, such as, for instance, damaged containers or missing packages of Product, must be notified to the carrier promptly upon arrival of the shipment and the freight documents at Purchaser or its designee and, where possible, countersigned by the carrier’s representative.  Failure of Purchaser or its designee to notify such visually detectable defects to the carrier promptly upon arrival of the concerned shipment and freight documents shall exclude any liability of VIVUS for such defects.  Purchaser shall have *** after receipt of a shipment of Product to determine if there is any defect in the Product or any non-compliance with the Specifications or Applicable Law, including without limitation cGMP, which is discoverable by diligent and customary inspection of the shipment and any accompanying documentation (the “Inspection Period”).  Purchaser shall notify VIVUS of any such non-compliance prior to the end of the Inspection Period, describing in reasonable detail the non-compliance.  Notwithstanding the preceding provisions of this Section 6.1, if with respect to any unexpired Product, the non-compliance could not reasonably be expected to have been found by diligent and customary inspection during the Inspection Period and Purchaser notifies VIVUS of such non-compliance, describing such Latent Defect in detail, within *** of Purchaser’s knowledge of the Latent Defect and within the shelf life of the Product, such non-compliance shall be deemed to be a “Latent Defect” hereunder.  Purchaser’s notification of VIVUS of a non-compliance during the Inspection Period or of a Latent Defect as permitted above shall be referred to herein as a “Claim”.  For the sole purpose of application of Section 6.2, Purchaser shall be deemed to have accepted any Product if it fails to give a Claim in the periods permitted above; provided, however, that Purchaser’s acceptance of Product shall not limit Purchaser’s indemnification rights under Section 10.1 (which, for clarity, shall be fully subject to the exceptions recited therein).  At VIVUS’ reasonable request, Purchaser shall provide VIVUS with any available documentation or analysis that is reasonably necessary for VIVUS to exercise its rejection rights under its supply agreement with Sanofi and/or any other relevant Third Party manufacturer.

6.2 Remedies.  Except for Claims disputed pursuant to Section 6.2(b) hereof, if Purchaser submits a Claim, then as promptly as practicable after the submission of the Claim to VIVUS (but in no event later than *** after the submission of the Claim), VIVUS shall instruct Purchaser whether to return or destroy the Product in question and provide Purchaser with replacement Product.  In the event that:

(a) VIVUS agrees with the Claim, then VIVUS shall pay for all out-of-pocket costs of returning or destroying Product that is the subject of any accepted Claim.  VIVUS shall bear the risk of loss for such Product, beginning at such time as such Product is taken at Purchaser’s premises for return delivery.  VIVUS shall replace all nonconforming Product as promptly as reasonably practicable and at no cost to Purchaser.

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(b) VIVUS does not agree with the Claim, then the Parties agree to submit the Product in question to a mutually agreed independent Third Party that has the capability of testing the Product to determine whether or not it complies with the Quality Agreement, the Specifications and Applicable Law, including cGMP.  The losing Party shall bear all costs and expenses related to such testing and pay for all shipping costs of returning the Product and/or sending the replacement Product, as the case may be.

6.3 Cost of Product Recalls.  With respect to any Product supplied hereunder, VIVUS shall bear all Losses (including without limitation expenses related to communications and meetings with all required regulatory agencies, expenses of replacement stock, the cost of notifying customers and costs associated with shipment of recalled Product from customers and shipment of an equal amount of replacement Product to those customers) related to any Product Recall in the event that such Product Recall is caused by or results from (a) the breach by VIVUS (including indirectly by any Third Party manufacturer) of any representation or warranty or covenant contained in this Agreement or the License Agreement, or (b) VIVUS’ negligence or willful misconduct.  Additionally, in the event the Product Recall is caused by or results from (a) or (b) above, VIVUS shall replace the units of recalled Products as promptly as practicable and at no cost to Purchaser.  Except as provided above, Purchaser shall bear all Losses related to any Product Recall.

7.	REGULATORY MATTERS.

7.1 Regulatory Responsibilities.  The Parties’ respective rights and obligations with respect to Regulatory Approvals in the Purchaser Territory, communications with Regulatory Authorities in the Purchaser Territory, and other regulatory matters relating to the Product in the Purchaser Territory are set forth in the License Agreement.

8.	RECORD-KEEPING; AUDITS

8.1 Recordkeeping.  VIVUS (and/or Sanofi or any other Third Party manufacturer) will keep complete and accurate records of the manufacture and testing of Product, and retain samples of bulk Product and the active pharmaceutical ingredient in the Compound as are necessary to comply with Applicable Laws, as well as to assist with resolving Product complaints and other similar investigations.  Copies of the records and samples will be retained for a period of *** following the date of Product expiry, or longer if required by Applicable Laws.  Purchaser is responsible for retaining samples of the fully packaged Product necessary to comply with the legal/regulatory requirements applicable to Purchaser.

8.2 Audits.

(a) Audit Right; Facility Access.  From and after the commencement of supply hereunder directly or through an independent auditor reasonably acceptable to VIVUS, Purchaser shall have the right, upon reasonable advance notice and during regular business hours, to make an annual inspection and audit of the facilities being used by VIVUS or a VIVUS Affiliate for the production, storage, or testing of Product to assure compliance by or on behalf of VIVUS with cGMPs, the Specifications, and Applicable Law.  At Purchaser’s reasonable request, VIVUS agrees to use Commercially Reasonable Efforts to facilitate a similar inspection and audit of the facilities being used by Sanofi and/or any other Third Party manufacturer, such as, solely by way of example, by exercising VIVUS’ audit right in its agreement with such manufacturer, at Purchaser’s cost, and permitting Purchaser or its designee to attend such audit (subject to approval by the Third Party manufacturer to allow such attendance, which VIVUS shall use Commercially Reasonable Efforts to obtain) and in any event sharing the results of such audit with Purchaser.

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(b) Third Party Audits.  Without limiting VIVUS’ obligations under this Agreement in any respect, Purchaser acknowledges that VIVUS’ audit rights in its manufacturing and supply agreements with Sanofi are limited to periodic audits to ensure that cGMPs continue to be followed.  In the event that VIVUS or any Third Party licensee of VIVUS outside the Purchaser Territory proposes to conduct or conducts an audit of the facilities used by or on behalf of VIVUS or a VIVUS Affiliate or Third Party for the production, storage, or testing of Product to be sold to Purchaser under this Agreement, then VIVUS will provide immediate notice to Purchaser of such audit and VIVUS shall use its Commercially Reasonable Efforts to permit Purchaser to be able to be present for and participate in such audit.

(c) Procedure.  The inspection and audit provided for under Section 8.2(a) shall not be carried out by Purchaser more than *** per calendar year, but such inspection and audit shall not preclude Purchaser from conducting any “for cause” inspection or audit permitted under the Quality Agreement or otherwise for cause.  Each inspection and audit shall be conducted in a manner so as to minimize disruption of the business operations of VIVUS, Sanofi and/or any other Third Party manufacturer.  VIVUS representatives will be permitted to participate as observers during any such inspection and audit.  To the extent that Purchaser requests an inspection or audit of the facilities of Sanofi and/or any other Third Party manufacturer, Purchaser acknowledges that VIVUS must coordinate the dates and schedule of such inspection and audit with Sanofi and/or such other Third Party manufacturer.  The independent auditor, if any, shall enter into a written confidentiality agreement with VIVUS containing provisions regarding the disclosure of information obtained during the inspection and audit that are at least as restrictive as the provisions of Article 13 of this Agreement; provided that, the independent auditor will be permitted to disclose to Purchaser whether and to what extent VIVUS (or, if applicable, Sanofi and/or any other Third Party manufacturer) failed to comply with the requirements of Section 8.1 (and shall not be permitted to disclose to Purchaser any other information).  A copy of any such disclosure to Purchaser shall also be provided to VIVUS.

(d) Results.  If an inspection or audit reveals a failure to comply with cGMP or Applicable Law in any material respect, then Purchaser shall promptly provide to VIVUS written notice of such fact, which notice shall contain in reasonable detail the deficiencies found in the applicable facilities and, if practicable, those steps Purchaser believes should be undertaken in order to remedy such deficiencies.  The Parties shall discuss in good faith the deficiencies and VIVUS shall, at its own expense, use its best efforts to remedy such deficiencies, or implement a plan to remedy such deficiencies, as soon as reasonably practical following receipt of the notification thereof.  In addition to the audit rights set forth in this Section 8.2, Purchaser will be entitled to perform reasonable follow-up inspections to monitor correction of such deficiencies or the circumstances giving rise to such deficiency, failure or notice.

8.3 Analytical Method Transfer.  Upon the reasonable prior written request of Purchaser, VIVUS agrees to provide Purchaser or use Commercially Reasonable Efforts to cause its Third Party designee hereunder to provide Purchaser with all required documentation and support for analytical method transfer for the Product in order to enable Purchaser to analyze the Product in order to determine its suitability and stability under this Agreement and according to all applicable requirements of Regulatory Authorities or to ensure that the Products are in line with the Regulatory Approvals (a “Method Transfer”).  VIVUS agrees to actively participate, or use Commercially Reasonable Efforts to cause its Third Party designee hereunder to participate, in such Method Transfer by, among other things, providing samples and conducting parallel testing.  Purchaser shall pay for any out-of-pocket costs incurred by VIVUS in connection with such Method Transfer, except in connection with the first Method Transfer to establish stability testing.

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8.4 Regulatory Compliance.  VIVUS will advise Purchaser promptly if an authorized agent of a Regulatory Authority visits its facilities (or, to its knowledge, its Third Party designee’s manufacturing facilities) where the API or the Product is being manufactured, stored, or tested.  VIVUS will provide Purchaser with all material information in VIVUS’ possession pertaining to actions taken by Regulatory Authorities (including any inspections, proposed regulatory actions, investigations or requests for information or a meeting by any Regulatory Authority) whether inside the Purchaser Territory or outside the Purchaser Territory in connection with the API or the Product in the Field, including any notice, audit notice, notice of initiation by Regulatory Authorities of investigations, inspections, detentions, seizures or injunctions concerning the API or the Product in the Field whether inside the Purchaser Territory or outside the Purchaser Territory, notice of violation letter (i.e., an untitled letter), warning letter, service of process or other inquiry; provided, however, that VIVUS shall be entitled to redact those portions thereof to the extent not related to the API or the Product in the Field or to the extent disclosing Third Party confidential information.  Without limiting the generality of the foregoing, each Party shall promptly, but in any event within two (2) Business Days, inform the other Party of any material inspections, proposed regulatory actions, investigations or requests for information or a meeting by any Regulatory Authority with respect to the API or the Product in the Field in the Manufacturing Territory.  VIVUS or its Third Party designee will furnish to Purchaser all material information supplied to, or supplied by, any Regulatory Authority in the Manufacturing Territory, including the Form 483 observations and responses, to the extent that such information relates to the API or the Product or the ability of VIVUS to supply such API or the Product and could reasonably be expected to have a material negative effect on the Purchaser or the Commercialization of the Product in the Purchaser Territory, within *** of their receipt of such information, in each case to the extent that VIVUS is aware of such information and subject in each case to the redaction right described above.  VIVUS or its Third Party designee will consult in advance with Purchaser prior to responding to any request from a Regulatory Authority to the extent such response relates to the API or the Product, and VIVUS will use Commercially Reasonable Efforts to permit Purchaser and/or its agents to be present at any inspection by any Regulatory Authority of any manufacturing facility where the API or the Product that is supplied to Purchaser hereunder is being manufactured or quality tested.

9.	TERM; TERMINATION

9.1 Term.  The term of this Agreement (the “Term”) will commence on the Effective Date and will continue, unless otherwise agreed between the Parties, for a period ending on the fifth (5th) anniversary of the Effective Date.  Thereafter, the Term shall be automatically renewed for successive two- (2) year periods, unless either Party provides a termination notice to the other Party at least *** in advance of the expiration of the then‑current Term.

9.2 Termination for Default or Bankruptcy.  Either Party may terminate this Agreement (a) for material breach by the other Party if such breach continues uncured for a period of *** after receipt of notice thereof; provided, however, that, except with respect to any breach of Section 2.4 hereof, in the event the non-terminating Party contests any such asserted breach in good faith and diligently pursues the dispute resolution procedures set forth in Article 14, such thirty (30) day cure period shall be tolled or suspended until the final resolution of such dispute pursuant to the terms of, and in accordance with, the terms and provisions of Article 14; or (b) if (i) the other Party shall institute bankruptcy, insolvency, liquidation or receivership proceedings or proceedings for reorganization under bankruptcy or comparable laws; or (ii) a petition shall be filed against the other Party for any proceedings described in clause (i) above, the effectiveness of which is not stayed or dismissed within *** after the filing thereof; or (iii) the other Party shall make a general assignment of all or substantially all of its assets for the benefit of creditors.  Termination of this Agreement pursuant to this Section 9.2 shall not affect any other rights or remedies

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which may be available to the non-defaulting Party, including any rights or remedies under the License Agreement.

9.3 Termination Upon Termination of License Agreement.  In addition to the termination rights expressly provided for elsewhere in this Agreement, either Party may also terminate this Agreement upon written notice to the other Party if the License Agreement is terminated in accordance with its terms.

9.4 Termination upon Transfer of Control of Supply Chain. This Agreement shall automatically terminate upon the completion of the Supply Chain Transfer (as defined in the License Agreement).

9.5 Effects of Termination.  Upon expiration or termination of this Agreement other than termination of this Agreement by Purchaser under Section 9.2(a), VIVUS shall manufacture and supply, and Purchaser shall purchase from VIVUS (a) any and all quantities of Product ordered by Purchaser pursuant to this Agreement prior to the date on which such notice is given, for the applicable Price, and (b) any and all materials held by VIVUS or Sanofi (or any other Third Party manufacturer of Product) for exclusive use in the manufacture of Compound or Product based on binding part of the Forecasts provided by Purchaser, for an amount equal to the *** with respect to such materials.  Termination or expiration of this Agreement will not affect any outstanding obligations due hereunder prior to the termination or expiration.  In the event of Purchaser’s termination of this Agreement under Section 9.2(a), Purchaser shall not be required to purchase any additional quantities of Product from VIVUS and all orders of Product shall be immediately voided and of no effect with no further obligation of Purchaser to VIVUS with respect to materials held by VIVUS or a Third Party manufacturer for manufacture of the Compound or Product.

9.6 Survival.  Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to the effective date of such expiration or termination.  The following sections shall survive termination or expiration of this Agreement for any reason: Sections 2.11,  3.3,  6.1,  6.3 and 8.1 and Articles 9 through 14 and 16.

10.	INDEMNIFICATION

10.1 Indemnification by VIVUS.  VIVUS shall defend and indemnify and hold Purchaser, its Affiliates and their respective directors, officers and employees (the “Purchaser Indemnified Parties”) harmless against any and all Losses resulting from any Claim of a Third Party arising out of, based on, or caused by (i) alleged or actual bodily injury or property damage resulting from the manufacturing, packing, labeling, handling, storage, transportation, use, distribution of Products by or on behalf of VIVUS, its licensees (other than Purchaser) or Affiliates, including any product liability claim; (ii) liabilities arising from clinical trials conducted by or on behalf of VIVUS in connection with any Products; (iii) the breach by VIVUS of any representation or warranty or covenant contained in this Agreement; (iv) the Product supplied by VIVUS to Purchaser hereunder failing to meet the warranties set forth in Section 4.2, or (v) the negligence or willful misconduct of VIVUS or its Affiliates, sublicensees, or any of its agents, directors, officers or employees, except in each case to the extent that such Losses arise directly from the breach by Purchaser of any representation or warranty or covenant contained in this Agreement or any negligence or willful misconduct by a Purchaser Indemnified Party.

10.2 Indemnification by Purchaser.  Purchaser agrees to defend and indemnify and hold VIVUS, its Affiliates and their respective directors, officers and employees (the “VIVUS Indemnified Parties”) harmless against any and all Losses resulting from any Claim of a Third Party arising out of, based on, or caused by (i) the storage, sale, shipment, promotion or distribution of the Product by Purchaser

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after Purchaser has taken title to the Product, or (ii) the breach by Purchaser of any representation or warranty or covenant contained in this Agreement, except in each case to the extent that such Losses arise (x) directly from the breach by VIVUS of any representation or warranty or covenant contained in this Agreement (including breach of Section 4.2), (y) any negligence or willful misconduct by a VIVUS Indemnified Party, or (z) and are directly attributable to any uncured breach, that is not the subject of a good faith dispute, by VIVUS of the License Agreement.

10.3 Indemnification Procedures.  The Party claiming indemnity under this Article 10 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly and in no event later than *** after learning of a written claim (“Indemnified Claim”).  Failure by an Indemnified Party to give notice of an Indemnified Claim within *** of receiving a writing reflecting such Claim shall not relieve the Indemnifying Party of its indemnification obligations hereunder except and solely to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give such notice.  The Indemnifying Party shall have the right to assume the conduct and defense of the Indemnified Claim with counsel of its choice so long as the Indemnifying Party is conducting a good faith and diligent defense; provided that, the Indemnifying Party shall not have the right to assume any Indemnified Claim if (x) the Indemnifying Party fails to provide reasonable evidence of its ability and willingness to satisfy such claim, or (y) such claim involves a criminal or regulatory enforcement action.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in connection with the defense of the Indemnified Claim.  The Indemnified Party may monitor such defense with counsel of its own choosing at its sole expense; provided, that if under applicable standards of professional conduct a conflict of interest exists between the Indemnifying Party and the Indemnified Party in respect of such claim, such Indemnified Party shall have the right to employ separate counsel to represent such Indemnified Party with respect to the matters as to which a conflict of interest exists and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnifying Party.  The Indemnifying Party may not settle the Indemnified Claim without the prior written consent of the Indemnified Party, such consent shall not be unreasonably withheld, delayed or conditioned.  In no event shall the Indemnifying Party settle the Indemnified Claim unless such settlement provides an unconditional and full release of the Indemnified Party.  If the Indemnifying Party does not assume and conduct the defense of the Indemnified Claim as provided above: (a) the Indemnified Party may assume and conduct the defense of the Indemnified claim at the Indemnifying Party’s expense; (b) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith); and (c) the Indemnifying Party will remain responsible to indemnify the Indemnified Party for Indemnified Amounts as provided in this Article 10.

11.	LIMITATION OF LIABILITY

11.1 Limitation.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTHING IN THE PRECEDING SENTENCE IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY IN CONNECTION WITH THIRD PARTY CLAIMS UNDER ARTICLE 10, (B) DAMAGES OR INJUNCTIVE RELIEF AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 13, (C) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS OF A PARTY

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OR (D) DIRECT DAMAGES.  EXCEPT FOR WILLFUL MISCONDUCT OR LOSSES ASSOCIATED WITH PRODUCT RECALLS, IN NO EVENT SHALL VIVUS’ AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT UNDER ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT, STATUTORY OR OTHERWISE) EXCEED THE ***; PROVIDED, HOWEVER THAT THIS LIMITATION SHALL NOT APPLY TO (I) VIVUS’ OBLIGATIONS IN CONNECTION WITH THIRD PARTY CLAIMS UNDER ARTICLE 10 OR (II) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO VIVUS’ NEGLIGENT, WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT SHALL LIMIT THE LIABILITY OF EITHER PARTY UNDER THE LICENSE AGREEMENT.

11.2 Duty to Mitigate. Each Party shall use reasonable efforts to mitigate any damages incurred by such Party hereunder.
12.	INSURANCE.

12.1 Purchaser shall procure and maintain insurance during the Term of this Agreement and for a period of *** following the termination or expiration of this Agreement, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Such insurance shall be written by insurance companies with a rating of at least an “A-” in the latest addition of A.M. Best or its equivalent.  Without limiting the generality of the foregoing, Purchaser’s insurance shall include, at minimum, the following coverages:

(a) commercial general liability coverage with minimum per claim limits of at least $*** per occurrence and $*** annual aggregate, the policy(ies) for which shall (A) name VIVUS as an additional insured, and (B) be primary and non-contributory;

(b) automobile liability coverage covering all owned, hired and non-owned automobile equipment with minimum per claim limits of $*** per occurrence and annual aggregate, the policy(ies) for which shall name VIVUS as an additional insured;

(c) excess liability/umbrella coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate;

(d) products liability coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate with a *** extended reporting period endorsement, the policy(ies) for which shall name VIVUS as an additional insured; and

(e) property coverage having limits adequate for Product inventory in Purchaser’s care, custody, and/or control and for Product in transit to and from Purchaser.

12.2 VIVUS shall procure and maintain insurance or self-insure during the Term of this Agreement and for a period of *** following the termination or expiration of this Agreement, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Upon written request, VIVUS shall provide proof of adequate coverage to Purchaser.  VIVUS may substitute a self-insurance program to satisfy in whole or in part its obligations under this Article 12 on written notice to the Purchaser with information demonstrating the adequacy of such program.

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12.3 It is understood that the insurance requirements in Sections 12.1 and 12.2 above shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under Article 10.  Furthermore, it is understood that Purchaser’s insurance requirements in Section 12.1 hereof are intended to be consistent with, and not to increase, the minimum insurance coverage obligations of the Purchaser under the License Agreement.  Each Party shall provide the other Party with written evidence of such insurance upon written request.  Each Party shall provide the other Party with written notice at least *** prior to the cancellation, non-renewal or material change in such insurance (or, in the case of VIVUS, self-insurance, as applicable) that materially adversely affects the rights of the other Party hereunder.

13.	CONFIDENTIALITY; PROPRIETARY RIGHTS

13.1 Confidentiality.  Each Party will maintain the Confidential Information of the other Party in accordance with Article 11 of the License Agreement.  The Parties agree not to disclose any financial terms or conditions of this Agreement to any Third Party without the prior consent of the other Party, except as required by Applicable Law.

13.2 Proprietary Rights.  This Agreement shall not affect the ownership of any intellectual property owned or developed by or licensed to either Party (“Intellectual Property”) or any rights granted in the License Agreement with respect to such Intellectual Property.

14.	DISPUTE RESOLUTION
14.1 Disputes.

(a) The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 14 if and when a dispute arises under this Agreement.  In the event of any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, then upon the request of either Party, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the chief executive officers of each Party; provided that, each Party agrees that any statute of limitation or survival period with respect to such dispute shall be tolled during such discussions.  If the matter is not resolved within *** following the request for discussions, either Party may then invoke the provisions of Section 14.2.

(b) Notwithstanding anything to the contrary in this Article 14, any Financing Entity may bring a proceeding in a court of competent jurisdiction located in the State of New York solely to enforce its rights under Sections 14.1,  16.1,  16.6, and 16.8 hereof.  Such courts of competent jurisdiction located in the State of New York shall have the sole and exclusive jurisdiction to hear and adjudicate any claims pursuant to this Section 14.1(b).

14.2 Arbitration.  Any dispute, controversy or claim arising out of or relating to the validity, construction, interpretation, enforceability, breach, performance, application or termination of this Agreement that is not resolved pursuant to Section 14.1, shall be settled by binding arbitration administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures of JAMS then in effect (the “JAMS Rules”), except as otherwise provided herein.  The arbitration shall be governed by the United

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States Federal Arbitration Act, 9 U.S.C. §§ 1-16 (the “Federal Arbitration Act”), to the exclusion of any inconsistent state laws.  The United States Federal Rules of Civil Procedure shall govern discovery and the rules of evidence for the arbitration.  The arbitration will be conducted in New York, New York, and the Parties consent to the personal jurisdiction of the United States federal courts, for any case arising out of or otherwise related to this arbitration, its conduct and its enforcement.  Any situation not expressly covered by this Agreement shall be decided in accordance with the JAMS Rules.

14.3 Arbitrator.  The arbitrator shall be one (1) neutral, independent and impartial arbitrator selected from a pool of retired federal judges or magistrates to be presented to the Parties by JAMS.  Failing the agreement of the Parties as to the selection of the arbitrator within ***, the arbitrator shall be appointed by JAMS in accordance with the JAMS Rules.

14.4 Decision.  The power of the arbitrator to fashion procedures and remedies within the scope of this Agreement is recognized by the Parties as essential to the success of the arbitration process.  The arbitrator shall not have the authority to fashion remedies which would not be available to a federal judge hearing the same dispute.  The arbitrator is encouraged to operate on this premise in an effort to reach a fair and just decision.  Reasons for the arbitrator’s decisions should be set forth in accordance with the JAMS Rules.  Such a written decision shall be rendered by the arbitrator following a full comprehensive hearing, no later than *** following the selection of the arbitrator as provided for in Section 14.3.

14.5 Award.  Any award shall be promptly paid in United States dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Applicable Law, be charged against the Party resisting enforcement.  Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Article 14, and agrees that, subject to the Federal Arbitration Act, judgment may be entered upon the final award in any court of competent jurisdiction and that other courts may award full faith and credit to such judgment in order to enforce such award.  The award shall include interest from the date of the award until paid in full, at a rate fixed by the arbitrator and the arbitrator may, in his or her discretion, award pre-judgment interest.  With respect to money damages, nothing contained herein shall be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages.  By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages, subject to the exceptions set forth in Article 11.

14.6 Costs.  The arbitrator shall assess his or her costs, fees and expenses against the Party losing the arbitration and shall require such losing Party to reimburse the other Party for all of its reasonable attorneys’ fees, costs, and disbursements arising out of the arbitration (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, and so on).  Notwithstanding the foregoing, if the arbitrator believes that neither Party is the clear loser, the arbitrator shall divide his or her costs, fees, and expenses according to his or her sole discretion, and each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration.

14.7 Injunctive Relief.  Provided a Party has made a sufficient showing under the rules and standards set forth in the Federal Rules of Civil Procedure and applicable case law, the arbitrator shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures after either Party submits in writing for arbitration claims requiring immediate relief.  Additionally, nothing in this Article 14 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

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14.8 Confidentiality.  The arbitration proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information.  Except as required to comply with Applicable Laws, including rules and regulations promulgated by the SEC, The NASDAQ Stock Market or any securities exchanges, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party.  The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

14.9 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.
15.	PRESS RELEASES; USE OF NAMES

15.1 Press Releases.  The form and content of any public announcement to be made by one Party regarding this Agreement, or the subject matter contained herein, shall be subject to the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by Applicable Law in which event the Party required to make such announcement shall, to the extent possible, provide to the other Party a written copy of any such required announcement at least *** prior to disclosure to give the other Party reasonable advance notice and review of any such announcement.  Notwithstanding the foregoing, either Party may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of such Party’s counsel, required by the rules and regulations of the SEC or any other applicable entity having regulatory authority over such Party’s securities; provided that such Party shall advise Purchaser of such intended disclosures and requests confidential treatment of certain commercial terms and technical terms hereof to the extent such confidential treatment is reasonably available to such Party.  In the event of any such filing, such Party will provide the other Party, a reasonable time prior to filing, with a copy of the Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements applicable to such Party and that govern redaction of information from material agreements that must be publicly filed.  The other Party shall provide any such comments as promptly as practicable.  The intention of the Parties is to agree upon a single redacted version of the Agreement to be filed with the SEC or any other applicable entity.

15.2 Use of Names.  Except as otherwise required by law or by the terms of this Agreement or the License Agreement, or as mutually agreed upon by the Parties, neither Party shall make any use of the name of the other Party in any advertising or promotional material, or otherwise, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

16.	MISCELLANEOUS

16.1 Entire Agreement; Amendment.  This Agreement, including the Exhibits hereto, together with the letter agreement dated September 30th, 2016 between VIVUS and Hercules Capital, Inc., and the terms of the License Agreement which are incorporated herein by reference, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are

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set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.  Notwithstanding anything to the contrary in this Section 16.1, no amendment of the definitions of “Financing Entity,” “Financing Default,” “Qualified Assignee,” or “Permitted Assignment” or Sections 14.1,  16.1,  16.6, and 16.8 hereof that effects the rights of any Financing Entity shall be effective without the prior written consent of each Financing Entity.

16.2 Relationship of the Parties.  The relationship between VIVUS and Purchaser is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, or principal and agent between VIVUS and Purchaser.  Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement, or undertaking with any Third Party.

16.3 Force Majeure.  Both Parties shall be excused from the performance of any or all of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party; provided that, in the event of a force majeure impacting the Parties’ rights and obligations under Section 2.8 and Section 2.11 of this Agreement, VIVUS shall use Commercially Reasonable Efforts to perform its obligations pursuant to Section 2.8 and Section 2.11 of this Agreement, as applicable.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

16.4 Notices.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 16.4, and shall be deemed to have been given for all purposes when received, if hand-delivered or by means of facsimile or other electronic transmission, or *** after being sent by a reputable overnight delivery service.

If to VIVUS:VIVUS, Inc.

351 E. Evelyn Avenue
Mountain View, CA 94041

Facsimile: (650) 934-5320

Attention: Chief Financial Officer

Email: cfo@vivus.com

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With a copy to:Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Facsimile: (212) 310-8007
Attention: Michael A. Epstein
Email:  michael.epstein@weil.com

If to Purchaser:Metuchen Pharmaceuticals, LLC

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

Facsimile: (908) 272-3084

Attention: Greg Ford

Email: GFord@kfe-llc.com

With a copy to:Mist Pharmaceuticals, LLC

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

Facsimile: (908) 272-3084

Attention: Keith Rotenberg, President

Email: krotenberg@mistpharma.com

With a copy to:Lowenstein Sandler LLP

65 Livingston Avenue

Roseland, New Jersey 07068

Facsimile:  (973) 597-2400

Attention:  Michael J. Lerner

Email: MLerner@lowenstein.com

16.5 No Strict Construction; Headings; Interpretation.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.  The definitions of the terms herein apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein will be construed as referring to such laws and any rules or regulations promulgated thereunder as from time to time enacted, repealed or amended, (c) any reference herein to any person will be construed to include the person’s successors and assigns (including any Financing Entity or Qualified Assignee, as applicable), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and

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not to any particular provision hereof, (e) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, except as expressly provided in this Agreement, (f) as applied to a Party, the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (g) all references herein without a reference any other agreement to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, and Exhibits of or to this Agreement.

16.6 Assignment.  Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that (a) a Party may make such an assignment without the other Party’s consent to such Party’s Affiliate or to a successor to all or substantially all of the assets or business of such Party to which this Agreement pertains, (b) Purchaser may assign this Agreement and any of Purchaser’s rights or obligations hereunder as collateral to any Financing Entity pursuant to one or more Financing Documents without the consent of VIVUS or any other Person, (c) neither the consent of VIVUS nor any other Person shall be required for the assignment of this Agreement and all of Purchaser’s rights, obligations and liabilities hereunder (including any and all liabilities that accrued prior to such assignment, but excluding liabilities under Sections 4.4 and 10.2 hereof)  to any Financing Entity upon the occurrence of a Financing Default, provided that at least five (5) Business Days prior to any transfer or assignment of this Agreement in accordance with the terms of this clause (c), such Financing Entity provides VIVUS with a general description of the Financing Entity’s business and operations or equivalent documentation, and (d) neither the consent of VIVUS nor any other Person shall be required for the assignment of this Agreement and all of Purchaser’s rights, obligations and liabilities hereunder by Purchaser (with the consent of the Financing Entity, provided that the Purchaser and the Financing Entity jointly provide timely notice to VIVUS of such consent) or any Financing Entity upon the occurrence of a Financing Default to any Qualified Assignee that is a successor to or assignee of all or substantially all of the assets or business of Purchaser to which this Agreement pertains; provided that any assignment to a Financing Entity or a Qualified Assignee in connection with a Financing Default must also include an agreement, in writing, signed by such Financing Entity or Qualified Assignee, as applicable, to assume performance of all of Purchaser’s rights and obligations, and assume all of Purchaser’s outstanding liabilities (including any and all liabilities that accrued prior to such assignment, but excluding liabilities under Sections 4.4 and 10.2 hereof), provided that in the case of clauses (c) and (d) above, with respect to any liabilities accrued by Purchaser (including Purchaser’s liabilities under Sections 4.4 and 10.2 hereof), such Financing Entity and/or Qualified Assignee, as applicable, shall, at VIVUS’ request and expense (which shall be limited to such Financing Entity’s or Qualified Assignee’s, as applicable, reasonable out-of-pocket-expenses), cooperate and provide reasonable assistance to VIVUS (including the providing, subject to a customary confidentiality agreement, of any relevant information to VIVUS in such Person’s possession) in connection with, and to support, VIVUS’ efforts to seek recovery for any Losses under Purchaser’s insurance policy), thereunder (any of the foregoing assignments, a “Permitted Assignment”).  Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 16.6 shall be null, void and of no legal effect.

16.7 Governing Law.  Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might

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otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

16.8 Successors and Assigns; No Third Party Beneficiaries.  This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  No provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than (i) the Parties and, to the extent provided in Sections 10.1 and 10.3, the Indemnified Parties and (ii) any Financing Entity solely with respect to Sections 14.1,  16.1,  16.6, and this Section 16.8 (and the Parties hereto acknowledge and agree that each Financing Entity (including Hercules Capital, Inc.) is an express third-party beneficiary of such Sections 14.1,  16.1,  16.6, and this Section 16.8.  Without limitation of the foregoing, this Agreement will not be construed so as to grant employees of either Party in any country any rights against the other Party pursuant to the laws of such country.

16.9 Performance by Affiliates and/or Subcontractors.  Any obligation of VIVUS under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at VIVUS’ sole and exclusive option, either by VIVUS directly or by any Affiliate or Third Party that VIVUS causes to satisfy, meet or fulfill such obligation, in whole or in part.  Any obligation of Purchaser under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Purchaser’s sole and exclusive option, either by Purchaser directly or by any Affiliate of Purchaser or Third Party that Purchaser causes to satisfy, meet or fulfill such obligation, in whole or in part.  Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party or a Third Party under the terms and conditions of this Agreement, and shall cause its Affiliates or such Third Party to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

16.10 Counterparts.  This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date last signed below.

Metuchen Pharmaceuticals LLC

By:/s/ J. Gregory Ford
Name:J. Gregory Ford
Title:CEO
Date:9/30/2016

Vivus, Inc.

By:/s/ Seth H. Z. Fischer
Name:Seth H. Z. Fischer
Title:CEO
Date:9/30/2016

Acknowledged and Agreed:

Hercules Capital, Inc.

By/s/ Melanie Grace
Name:Melanie Grace
Title:GC/CCO
Date:9/30/2016

[Signature Page to Commercial Supply Agreement]

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EXHIBIT A

Table 1Specifications for Commercial Bulk Avanafil Tablets

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EXHIBIT B
Current Manufacturing Cost

For Product manufactured by Sanofi, the Manufacturing Cost shall be as follows, subject to an annual Sanofi price increase, currency exchange rate fluctuation and yield loss adjustment if significant:

Dosage formsCurrent Manufacturing Cost (per tablet)

50mg tabletUS$***/tablet

100mg tabletUS$***/tablet

200mg tabletUS$***/tablet

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EXHIBIT C
Minimum Purchase Obligations*

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*  For purposes of this Agreement, “***” will be calculated as the number *** or *** the number of ***.  Thus, for example, *** is ***, and *** equals ***.

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EXHIBIT D

Current Inventory

50 mg dosage strength – *** tablets;

100 mg dosage strength – *** tablets; and

200 mg dosage strength –  *** tablets.

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EXHIBIT C
ADDITIONAL FINANCIAL TERMS

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EXHIBIT D
PRESS RELEASE

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VIVUS AND METUCHEN PHARMACEUTICALS ANNOUNCE LICENSE AGREEMENT FOR COMMERCIAL RIGHTS TO STENDRA

VIVUS grants an exclusive license to Metuchen Pharmaceuticals for STENDRA® (avanafil) commercial rights in the U.S., Canada, South America and India

MOUNTAIN VIEW, CA and CRANFORD, NJ – September 30,  2016 - VIVUS, Inc. (Nasdaq: VVUS; “VIVUS”) and Metuchen Pharmaceuticals LLC (“Metuchen”) today announced the signing of an agreement providing Metuchen, a fully-paid, perpetual license for exclusive rights to commercialize STENDRA® (avanafil) in the U.S., Canada, South America and India. The parties simultaneously signed a commercial supply agreement pursuant to which VIVUS will be responsible for the manufacture and supply of STENDRA to Metuchen for a mutually agreed term. For a period of 180 days, Metuchen has the option to assume the manufacturing and supply rights of STENDRA for its territories. Under the license agreement, VIVUS received $70 million. Additionally, Metuchen will be responsible for royalties due to Mitsubishi Tanabe Pharma Corporation based on net sales.

STENDRA is an oral phosphodiesterase type 5 inhibitor. STENDRA was approved by the FDA in April 2012 for the treatment of erectile dysfunction (ED) in the United States and sold under the trade name SPEDRA in the European Union.

“We are excited to announce our commercial collaboration with Metuchen. Metuchen management’s strong commercial experience positions them well to take advantage of STENDRA’s strong clinical profile within the $3.5 billion erectile dysfunction market. With a 15 minute onset of action, the ability to be taken with food or alcohol and a strong side-effect profile, STENDRA commercialization with Metuchen will optimize the brand’s potential,” stated Seth H. Z. Fischer, VIVUS CEO. “This collaboration is the first announcement to arise out of the strategic business review process announced earlier this year, and we look forward to providing additional updates in the coming months.”

About Avanafil

STENDRA® (avanafil) is approved in the U.S. by the FDA for the treatment of erectile dysfunction. Metuchen Pharmaceuticals LLC has exclusive marketing rights to STENDRA in the U.S., Canada, South America and India.

STENDRA is available through retail and mail order pharmacies.

SPEDRA™, the trade name for avanafil in the EU, is approved by the EMA for the treatment of erectile dysfunction in the EU. VIVUS has granted an exclusive license to the Menarini Group through its subsidiary Berlin-Chemie AG to commercialize and promote SPEDRA for the treatment of erectile dysfunction in over 40 European countries plus Australia and New Zealand.

VIVUS has granted an exclusive license to Sanofi to commercialize avanafil in Africa, the Middle East, Turkey, and the Commonwealth of Independent States (CIS) including Russia.

Avanafil is licensed from Mitsubishi Tanabe Pharma Corporation (MTPC). VIVUS owns worldwide development and commercial rights to avanafil for the treatment of sexual

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dysfunction, with the exception of certain Asian-Pacific Rim countries. VIVUS is in discussions with other parties for the commercialization rights to its remaining territories.

For more information about STENDRA, please visit www.STENDRA.com.

Important Safety Information

STENDRA® (avanafil) is prescribed to treat erectile dysfunction (ED).

Do not take STENDRA if you take nitrates, often prescribed for chest pain, as this may cause a sudden, unsafe drop in blood pressure.

Discuss your general health status with your healthcare provider to ensure that you are healthy enough to engage in sexual activity. If you experience chest pain, nausea, or any other discomforts during sex, seek immediate medical help.

STENDRA may affect the way other medicines work. Tell your healthcare provider if you take any of the following; medicines called HIV protease inhibitors, such as ritonavir (Norvir®), indinavir (Crixivan®), saquinavir (Fortavase® or Invirase®) or atazanavir (Reyataz®); some types of oral antifungal medicines, such as ketoconazole (Nizoral®), and itraconazole (Sporanox®); or some types of antibiotics, such as clarithromycin (Biaxin®), telithromycin (Ketek®), or erythromycin.

In the rare event of an erection lasting more than 4 hours, seek immediate medical help to avoid long-term injury.

In rare instances, men taking PDE5 inhibitors (oral erectile dysfunction medicines, including STENDRA) reported a sudden decrease or loss of vision. It is not possible to determine whether these events are related directly to these medicines or to other factors. If you experience sudden decrease or loss of vision, stop taking

PDE5 inhibitors, including STENDRA, and call a doctor right away.

Sudden decrease or loss of hearing has been rarely reported in people taking PDE5 inhibitors, including STENDRA. It is not possible to determine whether these events are related directly to the PDE5 inhibitors or to other factors. If you experience sudden decrease or loss of hearing, stop taking STENDRA and contact a doctor right away. If you have prostate problems or high blood pressure for which you take medicines called alpha blockers or other anti-hypertensives, your doctor may start you on a lower dose of STENDRA.

Drinking too much alcohol when taking STENDRA may lead to headache, dizziness, and lower blood pressure.

STENDRA in combination with other treatments for ED is not recommended.

STENDRA does not protect against sexually transmitted diseases, including HIV.

The most common side effects of STENDRA are headache, flushing, runny nose and congestion.

Please see full patient prescribing information for STENDRA (50 mg, 100 mg, 200 mg) tablets.

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About VIVUS

VIVUS is a biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity and sexual health. For more information about the company, please visit www.vivus.com.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks, uncertainties and other factors, including risks and uncertainties related to potential change in our business strategy to enhance long-term stockholder value; risks and uncertainties related to the timing, strategy, tactics and success of the commercialization of STENDRA (avanafil) by our sublicensee in the U.S., Canada, South America and India; risks and uncertainties related to our ability to successfully complete on acceptable terms, and on a timely basis, avanafil partnering discussions for territories under our license with MTPC in which we do not have a commercial collaboration; and risks and uncertainties related to our ability to protect our intellectual property and litigation in which we are involved or may become involved. These risks and uncertainties could cause actual results to differ materially from those referred to in these forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Investors should read the risk factors set forth in VIVUS’ Form 10-K for the year ended December 31, 2015 as filed on March 9, 2016 and as amended by the Form 10-K/A filed on April 22, 2016, and periodic reports filed with the Securities and Exchange Commission. VIVUS does not undertake an obligation to update or revise any forward-looking statements.

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About Metuchen

Metuchen Pharmaceuticals LLC is a privately-held specialty pharmaceutical company dedicated to improving men’s health through innovative proprietary pharmaceutical products that have unique and meaningful clinical benefits.

VIVUS, Inc. Mark Oki Chief Financial Officer oki@vivus.com 650-934-5200
VIVUS Investor Relations: The Trout Group Brian Korb Managing Director bkorb@troutgroup.com 646-378-2923

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EXHIBIT E
LETTER AGREEMENT

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***

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EXHIBIT F
QUALITY AGREEMENT

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QUALITY TECHNICAL AGREEMENT

Between

VIVUS, INC.

And

METUCHEN PHARMACEUTICALS LLC

Dated as of

September 30, 2016

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1 APPROVALS

This Quality Technical Agreement is approved by:

VIVUS, INC.

/s/ Vincent Ho          9/30/2016

Vincent HoDate

Director, QA

/s/ John L. Slebir for Ted Broman          9/30/2016

Ted Broman Date

Vice President, Chemistry, Manufacturing and Control

METUCHEN PHARMACEUTICALS LLC

/s/ Greg Ford           9/30/2016

Greg FordDate

President and Chief Executive Officer

[Signature Page to Quality Technical Agreement]

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This Quality Technical Agreement (“Agreement”) is entered into by and between Metuchen Pharmaceuticals LLC, a limited liability company organized under the laws of Delaware, located at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016  (“Licensee”), and VIVUS, Inc. located at 351 E. Evelyn Ave. Mountain View, CA 94041 (“VIVUS”), defines the parties’ quality responsibilities as they are related to the product(s) and services listed below.  The products shall collectively be referred to herein as the “Products” and the services shall collectively be referred to herein as the “Services.”

Product(s)	Services provided by VIVUS
Stendra™ tablets 50mg, 100mg, 200mg	Manufacturing of bulk tablets.
Bulk product is manufactured for VIVUS by the CMO (as defined below)

Subject to the terms of this Agreement, any changes to this Agreement may be made solely by an amendment in writing signed by both parties.  Main contacts at Licensee and VIVUS are listed in APPENDIX  1, Contacts, hereby incorporated herein by reference.  APPENDIX  1 is subject to change without the need to re-sign this Agreement and assign a new version number.  This Agreement is entered into as of September 30, 2016.

Licensee and VIVUS are parties to (i) that certain License and Commercialization Agreement dated as of the date hereof (the “License Agreement”), and (ii) that certain Commercial Supply Agreement dated as of the date hereof (the “Supply Agreement”, and together with the License Agreement, the “Transaction Agreements”).  In the event of conflict between this Agreement and the Transaction Agreements, the Transaction Agreements shall govern except with respect to quality assurance matters.

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TABLE OF CONTENTS

Page

APPROVALS...................................................................................................................................5

1.Definitions...................................................................................................1

2.General Information.....................................................................................2

2.1Regulatory Compliance Requirements2

2.2Notification of Governmental Authorities3

2.3Conflict Resolution3

2.4Responsibilities3

3.Quality Assurance.........................................................................................3

3.1Annual Product Review3

3.2Quality Audits / Regulatory Inspections3

3.3Management Responsibilities5

3.4Internal Audits5

3.5Training and Qualification5

3.6Supplier/Third Party Subcontractor Qualification6

3.7Deviations Investigations7

3.8Buildings and Facilities / Utilities7

3.9Equipment8

3.10Documentation8

3.11Change Control8

3.12Product Complaints9

3.13Recall of Marketed Product9

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1.	Definitions

For the purposes of this Agreement, the following terms, whether used in the singular or plural, shall have the meanings set forth in this Section 1. Capitalized terms not defined herein shall have the meaning as set forth in the Supply Agreement.

cGMP:   The current guidelines for Good Manufacturing Practice for human pharmaceuticals and biologics, as amended from time to time, in force in the United States, the European Union, Canada and Japan, including the guidelines specifically referenced in Section 2.1 hereof.

Change Control:   A system to ensure changes are reviewed, recorded, evaluated for impact, justified, and approved by the appropriate parties, prior to implementation.

CMO:   means Sanofi or such other contract manufacturer of API or Product approved by the parties in accordance with the Transaction Agreements.

Component:   Any ingredient intended for use in the Manufacture or packaging of a drug product, including those that may not appear in the final drug product.

Deviation(s):   Any excursions from processes, Specifications, quality systems or nonconformities that may affect the safety, efficacy, identity, strength, purity, or quality of Product(s) or any regulatory submissions for the Product(s).

Criticality Levels:

Level 1  (Minor):   a minor compliance deviation that has no potential of product impact.

Level 2  (Major):   a deviation that may have the potential of product quality impact and may have the potential to have an adverse effect on the identity, strength, quality, purity, potency, safety or effectiveness of a drug product, validated test method, process, system or equipment.

Level 3  (Critical):   a deviation that has the potential for significant product or quality impact.  These critical deviations relate to a failure to meet in-process or final (finished) product specifications from approved procedures, test methods validated processes, facilities and utilities and equipment.

Governmental Authority:  Any national, federal, state or local governmental authority, agency, commission or other instrumentality that has jurisdiction over the Manufacturing, packaging, testing, marketing, use, sale, handling, storage or distribution of the Product(s).

License Agreement:  shall have the meaning set forth in the preamble of this Agreement.

Manufacturing:  All operations related to the manufacture of a product, including receipt of materials, production, packaging, quality control, release, storage and shipping of such product.

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Out-of-Specification (“OOS”):  A test result that does not meet pre-determined specifications or standards and must be investigated in accordance with internal procedures that comply with applicable Governmental Authority regulations.

Out-of-Trend (“OOT”):  A test result that does not meet the definition of OOS, but that demonstrates an unusual trend toward the lower or higher end of a Specification range.

Qualification:  Action of proving and documenting that equipment, materials, systems and suppliers satisfy predetermined conditions or requirements and are fit for their respective purposes.

Specifications:  All specifications relating to product including the specifications for composition, storage, handling, packaging, testing and release of the product.

Supply Agreement:  shall have the meaning set forth in the preamble of this Agreement.

Third Party Subcontractor: A company, individual or other entity contracted by VIVUS or Licensee to provide services in the manufacturing of product.

2.	General Information

As of October 1, 2016 (the “Effective Date”), Licensee is the NDA holder for Stendra- tablets 50mg, 100mg, 200mg.

All Confidential Information received during the term of this Agreement shall be subject to, and handled in accordance with, Article 11 of the License Agreement, which is hereby incorporated by reference.

2.1	Regulatory Compliance Requirements

Licensee and VIVUS shall operate in compliance with all applicable laws, now in effect or hereinafter established, relating in any manner to the processing, Manufacturing, packaging, testing, inspection, storing, handling, delivery, shipping and disposal of the product.

Further, Licensee and VIVUS shall at all times be in compliance with the following regulations and guidelines, as amended from time to time and if applicable:

a)	21 CFR 210 Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General and 21 CFR 211 Current Good Manufacturing Practice for Finished Pharmaceuticals;
b)	Current Good Manufacturing Practices Guidelines, Health Products and Food Branch Inspectorate, Health Canada;
c)	Finalized guidelines published by the International Conference on Harmonization;

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d)	Any other regulations promulgated by any Governmental Authority having jurisdiction over the Manufacture of the Product(s) or its/their processing.

The parties agree to work together in good faith to resolve any differences in interpretation of the aforementioned regulations and guidelines.

2.2	Notification of Governmental Authorities

Interactions with Governmental Authorities shall be handled in accordance with Sections 5.2(c) and 5.3(c) of the License Agreement and Section 8.4 of the Supply Agreement, which are hereby incorporated by reference.

2.3	Conflict Resolution

Any disputes or conflicts relating to this Agreement shall be resolved by the contacts identified in APPENDIX  1 (each, a “Contact” and collectively, the “Contacts”) in a timely manner and in compliance with all applicable regulations and guidelines.  Such resolutions shall be documented and signed by each party’s Contacts.  In the event the issue cannot be resolved by the Contacts, each party’s senior corporate quality officials shall enter into good faith negotiations to reach a mutually agreeable resolution.

2.4	Responsibilities

Each party’s specific responsibilities as they pertain to the Product(s) are set forth in APPENDIX 2.  Such responsibilities are hereby incorporated herein by reference.

3.	Quality Assurance
3.1	Annual Product Review

Licensee shall perform annual product reviews;  provided,  that VIVUS shall perform the annual product review for 2016.  Each of VIVUS and Licensee shall, upon the other party’s reasonable request, provide such party with the relevant information in VIVUS’ or Licensee’s, as applicable, possession, including information from any CMO or other Third Party Subcontractors, necessary for the other party to perform the annual product reviews for which such party is responsible pursuant to the immediately preceding sentence.  Such information shall include, without limitation, the following: all Product test results, OOS and Deviation reports, Change Control summaries, document revisions and any FDA audit responses that relate to the Product(s).

3.2	Quality Audits / Regulatory Inspections
3.2.1	Quality Audits

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a)	Licensee’s audit rights pursuant to Section 8.2 of the Supply Agreement are hereby incorporated by reference.
b)	VIVUS is responsible for auditing the CMO of bulk product for cGMP compliance and will share the outcome of the audit with Licensee.
c)

Licensee shall audit the third party used for packaging of the product (currently Sharp Corporation located in Allentown, PA and Conshohocken, PA) for cGMP compliance and will share the outcome of the audit with VIVUS.

3.2.2	Audit Procedures

Following each audit, the parties shall hold an exit meeting, with representatives from each party present, to discuss significant audit observations.  Within *** (a) of any audit pursuant to Section 3.2.1a) or 3.2.1b),  Licensee shall provide a written report of all observations relating to such audit to VIVUS, and (b) of any audit pursuant to Section 3.2.1c), VIVUS shall provide a written report of all observations relating to such audit to Licensee.  Within thirty (30) days of receiving any such audit report, the receiving party shall provide a written response to all findings that details corrective action to be implemented and shall follow up as necessary with the appropriate individuals to ensure that all corrective actions are implemented.  With respect to each written report, the party responsible for providing such written report shall have the right to conduct a follow-up review to confirm commencement and completion of such corrective actions.

3.2.3	Lot Release

VIVUS shall release the bulk product and shall issue to Licensee a Certificate of Analysis and a Certificate of Compliance, or its functional equivalent, in connection with the delivery of the bulk product.  Licensee is responsible for packaging and release of the packaged product.

3.2.4	Regulatory Inspections

In addition to the obligations set forth under Sections 5.2 and 5.3 of the License Agreement and Section 8.4 of the Supply Agreement, which are incorporated by reference, the provisions of this Section 3.2.4 shall apply:

To the extent VIVUS receives advance notice, VIVUS shall notify Licensee *** in advance of any pending Governmental Authority inspections scheduled and relating to Product to be performed at any relevant facility (each, a “Facility”) and shall provide Licensee with copies of any notices or communications relating to the Services or the Product(s) within *** of receipt.

Licensee representatives may be present when any Governmental Authority inspects VIVUS, provided such inspection directly relates to the Product(s), Services and/or common areas used in the provision of Services.  Licensee representation shall be limited to two (2) individuals and

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Licensee’s direct participation in the audit shall be limited to questions directly related to the Product(s) and/or the Services.

VIVUS shall provide Licensee with copies of any inspection reports from any Governmental Authorities that may impact the Product(s) within *** of receipt.  VIVUS may redact proprietary and confidential information pertaining to other clients’ products at VIVUS’ discretion.

VIVUS shall consult Licensee when preparing responses to Governmental Authorities, provided such responses are directly related to the Product(s) and/or Services, and shall obtain Licensee’s prior written consent (not to be unreasonably withheld, conditioned, or delayed) before submitting such responses.

VIVUS will notify Licensee promptly, but in no event later than *** after VIVUS’ receipt of notice from any applicable CMO or other Third Party Subcontractor of, any action resulting in:

a)	Suspension or prohibition of the Services; or
b)	Closure of the Facility
3.3	Management Responsibilities

VIVUS shall operate, or shall require that its CMO operates, a cGMP compliant Facility.  VIVUS shall ensure that the procedures and Specifications employed at VIVUS or at such CMO, as applicable, comply with applicable regulations promulgated by Governmental Authorities.  VIVUS shall ensure compliance with such procedures and Specifications when performing the Services.

3.4	Internal Audits

VIVUS shall have a documented program and procedure for conducting internal quality audits (self-inspections).  These internal quality audits shall be performed according to VIVUS’ standard operating procedures (“SOPs”).  Internal audit schedules and statuses shall be available for review during scheduled audits and, upon request, during “for cause” audits.

3.5	Training and Qualification

VIVUS will provide an adequate number of personnel qualified and trained to perform and supervise the Services in accordance with VIVUS’ SOPs.  VIVUS shall assure that training, including training on cGMP and other applicable laws and regulations, is regularly conducted, assessed and documented by qualified individuals.  VIVUS shall make its training program documents available for review during scheduled audits and, upon request, during “for cause” audits.  VIVUS shall also provide written job descriptions, upon request, for each position that has responsibility for the Product(s).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.6	Supplier/Third Party Subcontractor Qualification

VIVUS shall be responsible for the approval of the suppliers of all Components and material(s) provided by VIVUS in connection with the Services, provided that (a) VIVUS shall consult with Licensee prior to approving any such suppliers, and (b) if, and only if, the approval of any particular supplier would require the advance approval of FDA pursuant to either 21 CFR 314.70(b) or (c), Licensee’s consent shall be required before VIVUS may approve such supplier.  If, with respect to any particular supplier, the parties disagree as to the applicability of subsection (b) of the preceding sentence, such disagreement shall be resolved in accordance with Section 2.3 hereof.  VIVUS shall provide to Licensee a list of approved suppliers associated with the Services.  Notwithstanding the foregoing, the parties agree that any and all suppliers identified in any and all regulatory submissions existing as of the Effective Date shall be deemed approved.  For avoidance of doubt, VIVUS in its sole discretion may make changes that require advance or retroactive notice to FDA in accordance with 21 CFR 314.70(d).

Upon request, VIVUS or Licensee, as the case may be, shall provide the requesting party with documented evidence that each supplier providing Components and/or materials used in connection with the Services has been appropriately approved by the responsible party.

When either party is complying with such a request, such party shall provide this information to the other party in a format suitable for submission to Governmental Authorities (e.g., as a formal report under cover of a signed letter on company letterhead).

Licensee has the right to request the use of a supplier that is not currently qualified/approved by VIVUS.  Upon such requests, Licensee shall be responsible for Qualifying and approving the new supplier.  Alternatively, Licensee and VIVUS may work together to Qualify the new supplier in order to add it to VIVUS’ approved supplier list.

VIVUS shall notify Licensee in writing and obtain approval prior to outsourcing any Manufacturing services to Third Party Subcontractors.  VIVUS shall provide Licensee with documented evidence that Third Party Subcontractors hired by VIVUS to perform outsourced services related to the Product(s) have been appropriately approved by VIVUS.  VIVUS shall provide this information to Licensee in a format suitable for submission to Governmental Authorities (e.g., as a formal report under cover of a signed letter on company letterhead).

VIVUS shall ensure that any suppliers and/or Third Party Subcontractors used by VIVUS are Qualified and in compliance with cGMP or equivalent standards, as defined in regulatory submissions for worldwide marketing authorizations.

Licensee shall notify VIVUS in writing prior to outsourcing any Packaging services to Third Party Subcontractors.  Licensee shall provide VIVUS with documented evidence that Third Party Subcontractors hired by Licensee to perform outsourced services related to the Product(s) have been appropriately Qualified and approved by Licensee.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Licensee shall ensure that any suppliers and/or Third Party Subcontractors used by Licensee are Qualified and in compliance with cGMP or equivalent standards, as defined in regulatory submissions for worldwide marketing authorizations.

3.7	Deviations Investigations

VIVUS shall notify Licensee in writing (by fax or e-mail) within *** of receipt of any notification, subject to any subsequent updates or future clarification of the substance of such notification, or otherwise becoming aware, of any Level 2 or Level 3 Deviation that occurs during the provision of Services.

Licensee shall notify VIVUS, in writing, of the detection of any Deviation that is discovered following VIVUS’ delivery of any Product(s) to Licensee, or to a Licensee designee, which may affect or impact the safety, identity, strength, purity or quality of the Product(s) or any regulatory submissions related to the Product(s) within *** following the discovery.

VIVUS shall have a controlled system to document, investigate and assess the impact of each Deviation relating to the Product(s), which actions shall be conducted in accordance with VIVUS’ internal procedures, consistent with cGMP requirements.

VIVUS shall work with its subcontractor, Sanofi, in this case to undertake reasonable corrective actions to correct the cause of each Deviation and provide Licensee with documented evidence that such corrective actions have been completed.  VIVUS shall monitor such corrective actions for effectiveness and Licensee may verify corrective actions during scheduled audits or, upon request, during “for cause” audits.

3.8	Buildings and Facilities / Utilities

VIVUS shall ensure that the CMO that manufactures the bulk product uses and maintains an adequate Facility as required by cGMP.

VIVUS shall ensure that the CMO performs and documents qualification/validation, monitoring, calibration and maintenance (preventative and corrective) for all Facility utility systems, including, but not limited to the water system(s), as they relate to the manufacture of the product.  Through routine periodic or for cause audits VIVUS shall ensure that the CMO routinely conduct such actions within the timeframes established by the CMO’s internal procedures that are appropriate given the significance of the particular systems.  Documentation of such work shall be available for review during scheduled audits and, otherwise, upon request.  Re-qualifications shall be conducted by the CMO according to the CMO’s SOPs and documentation of such re-qualifications shall be available for review during scheduled audits and, otherwise, upon request.

VIVUS shall ensure that the CMO shall maintain a pest control program for the storage and testing areas used for Product(s).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VIVUS will notify Licensee within *** of any calibration and/or performance failures which may have an adverse impact on Product previously supplied to Licensee.

3.9	Equipment

VIVUS shall ensure that the CMO uses and maintains adequate equipment for the manufacture of the bulk tables, as required by cGMP.

VIVUS shall ensure that the CMO performs and documents qualification/validation, monitoring, calibration and maintenance (preventative and corrective) for all CMO’s equipment that will be used to manufacture the product and such work shall be conducted routinely within timeframes established by CMO’s internal procedures that are appropriate given the significance of the equipment.  Documentation of such work shall be available for review during scheduled audits and, otherwise, upon request.  Re-Qualifications shall be established by the CMO according to the CMO’s SOP and documentation of such re-qualifications shall be available for review during scheduled audits and, otherwise, upon request.

VIVUS will notify Licensee within *** of any calibration and/or performance failures which may have an adverse impact on Product previously supplied to Licensee.

3.10	Documentation

Specifications for the Product(s) shall be consistent with the requirements set forth in VIVUS’ regulatory applications.

VIVUS will retain original records and documentation related to the Services for a minimum of *** beyond the completion of the Services.  VIVUS shall store such records in a limited access area and shall treat such records in accordance with the requirements set forth in the Supply Agreement.  VIVUS shall restrict access to the records to personnel authorized by VIVUS.  VIVUS shall ensure that these documents are readily accessible for review and inspection by Licensee and/or Governmental Authorities upon request.  VIVUS shall notify Licensee at the end of the document retention period and Licensee shall direct VIVUS, in writing, to (i) provide the documents directly to Licensee and/or (ii) destroy some or all of the documents.

3.11	Change Control

Changes to Specifications shall be in accordance with Section 5.3 of the Supply Agreement, which is hereby incorporated by reference.

VIVUS and Licensee shall, or shall require that their respective CMOs and other Third Party Subcontractors, as applicable, (a) maintain controls to assure that any changes to the Product Manufacturing and Packaging equipment, operations and/or SOPs are reviewed and approved prior to implementation, and (b) validate such changes when required by applicable regulations.  VIVUS and Licensee shall, upon receipt of notice from their respective CMOs and other Third

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Party Subcontractors, as applicable, of all changes that are not like-for-like exchanges that impact or could potentially impact the Product(s) and/or Services prior to implementing such changes, notify each other, in writing, of the same.

VIVUS and Licensee shall, or shall require that their respective CMOs and other Third Party Subcontractors, as applicable, maintain a Change Control system for, among other things, equipment, utilities and documents that are compliant with cGMP requirements and VIVUS and Licensee shall, or shall use Commercially Reasonable Efforts to procure that their respective CMOs and other Third Party Subcontractors, as applicable, use its Change Control procedures to initiate all significant changes.

Licensee shall notify VIVUS in writing of any significant changes to the packaging of the Product, its Specifications, where the changes will affect VIVUS’ activities, prior to the implementation of such changes.

3.12	Product Complaints

VIVUS shall use Commercially Reasonable Efforts to provide Licensee with the necessary information (in VIVUS’, any CMO’s or any Third Party Subcontractor’s possession) about Manufacturing the Product to assist any investigations required by Licensee as a result of a Product complaint or adverse drug event.

3.13	Recall of Marketed Product

Recalls shall be handled in accordance with Section 5.5(c) of the License Agreement, which is hereby incorporated by reference.

4.	Revision History
Version Number.	Changes
1.0	Original

5. Assignment

Notwithstanding anything to the contrary herein or otherwise, this Agreement or any rights or obligations hereunder may be assigned or transferred without the prior written consent of the other party only (i) in connection with a valid and proper assignment or transfer of the Supply Agreement in accordance with the terms and conditions set forth therein, and (ii) to the same extent and to the same entity as the Supply Agreement is so assigned or transferred.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2 APPENDIX 1 – CONTACTS
Area	Metuchen Contact	VIVUS Contact
Quality Technical Agreements	Keith S. Rotenberg, Ph.D President Mist Pharmaceuticals LLC (973) 303-3507 krotenberg@mistpharma.com	Vincent Ho Director, QA T] 650.934.5272 ho@vivus.com
Product Complaints	Tammy Francoeur Director, Pharmacovigilance & Medical Information Accelovance (978) 568-4067 mistpharma@accelovance.com	Vincent Ho Director, QA T] 650.934.5272 ho@vivus.com
General Quality Assurance	John Gorski Director, CMC Mist Pharmaceuticals (862) 266-6028 jgorski@mistpharma.com	Vincent Ho Director, QA T] 650.934.5272 ho@vivus.com
Audits	John Gorski Director, CMC Mist Pharmaceuticals (862) 266-6028 jgorski@mistpharma.com	Vincent Ho Director, QA T] 650.934.5272 ho@vivus.com
Regulatory Affairs	Keith S. Rotenberg, Ph.D President Mist Pharmaceuticals LLC (973) 303-3507 krotenberg@mistpharma.com	Santosh Varghese Chief Medical Officer T] 650.934.5352 varghese@vivus.com

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3 APPENDIX 2 – RESPONSIBILITIES
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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

VIVUS PATENTS

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.